FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE MINNESOTA
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE NATIONAL
                                                   PORTFOLIO
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   FIDUCIARY FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                                                   DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and TIME INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

FORTIS SERIES FUND, INC.
SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                     U.S.                                                   GLOBAL
                                          MONEY   GOVERNMENT   DIVERSIFIED   GLOBAL   HIGH     ASSET        ASSET
                                          MARKET  SECURITIES     INCOME       BOND   YIELD   ALLOCATION   ALLOCATION     VALUE
                                          SERIES    SERIES       SERIES      SERIES  SERIES    SERIES       SERIES       SERIES
                                          ------  ----------   -----------   ------  ------  ----------   ----------   ----------
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997:
NET ASSET VALUE PER SHARE:
  Beginning of period...................  $10.94    $10.57       $11.70      $11.11  $9.83     $16.99       $12.34       $  11.38
  End of period.........................  $11.23    $10.88       $12.06      $10.91  $10.33    $18.79       $13.39       $  12.92
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity....................  +1.90 %    +2.22%       +2.37%     -2.34 % +4.45 %    +9.82%       +7.79%        +12.75%
  Harmony Investment Life...............  +2.20 %    +2.53%       +2.68%     -2.04 % +4.76 %   +10.15%       +8.11%        +13.08%
  Wall Street Series 220/500............  +1.99 %    +2.32%       +2.46%     -2.25 % +4.54 %    +9.92%       +7.88%        +12.85%
  Wall Street Series Survivor...........  +1.90 %    +2.22%       +2.37%     -2.34 % +4.45 %    +9.82%       +7.79%        +12.75%

                                                       S&P        BLUE
                                          GROWTH &     500        CHIP     GLOBAL  GROWTH  INTERNATIONAL   AGGRESSIVE
                                           INCOME     INDEX      STOCK     GROWTH  STOCK       STOCK         GROWTH
                                           SERIES     SERIES     SERIES    SERIES  SERIES     SERIES         SERIES
                                          --------   --------   --------   ------  ------  -------------   ----------
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1997:
NET ASSET VALUE PER SHARE:
  Beginning of period...................   $15.16     $11.47     $11.67    $19.00  $32.59     $12.44         $13.62
  End of period.........................   $17.40     $13.76     $13.40    $20.26  $34.89     $14.01         $12.87
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity....................   +14.01%    +19.21%    +14.04%   +5.94 % +6.35 %    +11.87%         -6.16%
  Harmony Investment Life...............   +14.35%    +19.57%    +14.38%   +6.26 % +6.66 %    +12.20%         -5.88%
  Wall Street Series 220/500............   +14.11%    +19.32%    +14.14%   +6.04 % +6.44 %    +11.97%         -6.07%
  Wall Street Series Survivor...........   +14.00%    +19.21%    +14.04%   +5.94 % +6.35 %    +11.87%         -6.16%

--------------------------------------------------------------------------------

 OPERATING EXPENSES:*

                                                      U.S.                                                     GLOBAL
                                          MONEY    GOVERNMENT   DIVERSIFIED   GLOBAL    HIGH      ASSET        ASSET
                                          MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION   ALLOCATION    VALUE
                                          SERIES     SERIES       SERIES      SERIES   SERIES     SERIES       SERIES      SERIES
                                          ------   ----------   -----------   ------   ------   ----------   ----------   --------
FOR THE SIX-MONTH PERIOD ENDED JUNE 30,
   1997:
Investment Advisory and Management
   Fee..................................   .30%       .47%         .47%        .75%     .50%       .48%         .90%       .70%
Other Expenses..........................   .07%       .06%         .08%        .26%     .10%       .06%         .21%       .08%
                                          ------      ---          ---        ------   ------      ---        -----        ---
TOTAL FORTIS SERIES OPERATING
   EXPENSES.............................   .37%       .53%         .55%       1.01%     .60%       .54%        1.11%       .78%
                                          ------      ---          ---        ------   ------      ---        -----        ---

                                                       S&P        BLUE
                                          GROWTH &     500        CHIP     GLOBAL   GROWTH   INTERNATIONAL   AGGRESSIVE
                                           INCOME     INDEX      STOCK     GROWTH   STOCK        STOCK         GROWTH
                                           SERIES     SERIES     SERIES    SERIES   SERIES      SERIES         SERIES
                                          --------   --------   --------   ------   ------   -------------   -----------
FOR THE SIX-MONTH PERIOD ENDED JUNE 30,
  1997:
Investment Advisory and Management
  Fee...................................    .66%       .40%       .90%       .70%     .62%        .85%           .70%
Other Expenses..........................    .04%       .11%       .10%       .08%     .05%        .17%           .08%
                                            ---        ---      --------   ------   ------      -----            ---
TOTAL FORTIS SERIES OPERATING
  EXPENSES..............................    .70%       .51%      1.00%       .78%     .67%       1.02%           .78%
                                            ---        ---      --------   ------   ------      -----            ---

* Represents the expenses of the series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.

HOW TO USE THIS REPORT

For a quick overview of the fund's
performance during the past
six-months, refer to the Highlights
box. The letter from the portfolio
managers and president provide a
more detailed analysis of the fund
and financial markets.

The charts alongside the letter are
useful because they provide more
information about your investments.
The top holdings chart shows the
types of securities in which the
portfolios invests, and the pie
chart shows a breakdown of the
portfolios' assets by sector. The
portfolio changes show the
investment decisions your portfolio
manager has made over the period in
response to changing market
conditions.

The performance chart graphically
compares the portfolios' total
return performance with a selected
investment index. Remember, however,
that an index may reflect the
performance of securities the
portfolio may not hold. Also, the
index does not deduct investment
advisory fees and other fund
expenses, whereas your portfolio
does. Individuals cannot buy an
unmanaged index fund without
incurring some charges and expenses.

This report is just one of several
tools you can use to learn more
about your investment in the Fortis
Family of Products and Services.
Your investment representative, who
understands your personal financial
situation, can best explain the
features of your investment and how
it's designed to help you meet your
financial goals.
          ----------------------------------------------------------------------

CONTENTS
Letter to Shareholders                                3

Schedules of Investments

  Money Market Series                                20

  U.S. Government Securities Series                  21

  Diversified Income Series                          23

  Global Bond Series                                 27

  High Yield Series                                  29

  Asset Allocation Series                            33

  Global Asset Allocation Series                     39

  Value Series                                       44

  Growth & Income Series                             46

  S&P 500 Series                                     49

  Blue Chip Stock Series                             54

  Global Growth Series                               57

  Growth Stock Series                                61

  International Stock Series                         63

  Aggressive Growth Series                           66

Statements of Assets and Liabilities                 68

Statements of Operations                             70

Statements of Changes in Net Assets                  72

Notes to Financial Statements                        75

Directors and Officers                               89

                                      Photo

FORTIS SERIES FUND, INC. SEMI-ANNUAL REPORT,
JUNE 30, 1997

DEAR SHAREHOLDER:

The first half of 1997 was somewhat of a roller coaster ride for investors. Although the broad market experienced a substantial correction because of concerns about inflation, the upward march of the stock market continued. Led by the largest market capitalization stocks, the S&P 500 Stock Index posted a gain of 20.51 percent for the six-month period. This gain is all the more remarkable given the strong gains recorded in both 1995 and 1996. These robust investment results reflect the almost ideal investment environment surrounding the equity market. Not all sectors fared as well as the popular averages, however. Smaller capitalization stocks, in general, performed particularly poorly while technology stocks were quite volatile. Global equity funds generally performed well as many country indices also finished the period at record levels. Fixed income investments fared somewhat less well during the first half of 1997 due to periodic concerns over potential inflation.

Strong economic growth of 5.9 percent in the year's first quarter caused inflationary concerns, resulting in a Federal Reserve increase of 25 basis points in the federal funds rate in February. This action, in turn, prompted concerns of continued actions by the Federal Reserve. Both the fixed income and equity markets reacted negatively during March and April to this prospect. A general slowing in the pace of economic growth coupled with surprisingly weak inflation numbers reinvigorated the markets and broad rallies unfolded into the mid-year mark.

EQUITY MARKET REVIEW AND OUTLOOK

The absence of inflationary pressures is certainly one of the main reasons for the rather optimistic equity investment climate. The competitive global economy may be moderating domestic pricing pressures, but the transformation of American industry is also responsible. As technology is increasingly adopted at ever expanding levels within corporations, costs are reduced and business abilities are greatly enhanced. The effects of this technology revolution cannot be underestimated.

Corporate earnings growth has also been a prime factor supporting the market's advance. The first quarter strong economic growth propelled profits above expectations and this has generally continued through the second quarter. The application of technology has helped control costs, allowing margins throughout industries to expand to near record levels.

Looking forward, we appear to be in the ironic position of wondering whether the current economic environment can improve from this point. Not that it has to, but human nature looks for pitfalls. Many economists foresee a slower economy through the summer with a pickup in business activity later in the year. Investors will keep a close eye out for possible inflationary pressures if the economy strengthens.

Valuations in the equity market are high, reflecting this investment climate. At these levels, market volatility has become substantial. Earnings disappointments, for instance, are often met with violent price reactions. Given this volatility in individual issues, many investors have opted for the perceived security of the index fund and/or the very largest market capitalization stocks. In our opinion, this has driven the valuations of some of the larger, more mature companies to excessive levels. Nevertheless, a remarkable amount of funds continue to flow into the equity market. In this environment, we at Fortis prefer to concentrate our focus on companies with leading and dominant positions in the rapidly growing sectors of the economy. We are confident that this growth will be recognized and rewarded by the market over time.

FIXED INCOME MARKET REVIEW AND OUTLOOK

The bond market behaved in the first six months of the year very much as it did in 1996. Accordingly, each new piece of significant economic data resulted in market changes which reflected investors' speculation about the outlook for future growth and its impact on inflation. The level of interest rates, as a result, was quite volatile. Nonetheless, rates moved within established bands, retracing levels seen last year, but roughly bounded by a collar of three quarters of a percent (i.e., 6.25 - 7.00 percent). During this time, the yield curve, described by the difference in yield between the 2-year and 30-year Treasury securities, flattened by about five basis points (i.e., five hundredths of a percent) as short rates rose more than long. This increase reflected the market's response to the 25-basis-point increase the Federal Reserve enacted in its prime market lending rate. This March 25 action, of course, followed Chairman Alan Greenspan's warnings that signs of "irrational exuberance" must be met by "preemptive" action by the monetary authorities.

As the second quarter progressed, signs of economic slowing relieved the strain. Rates moved off the high end of the above described range and investors believed that further Federal Reserve tightening was a more distant event. The dominant investment theme for the period was the search for incremental yield. Investors buying investment grade corporate bonds, high yield, mortgage-backs -- anything with yield exceeding Treasury bonds -- caused yield spreads, already at relatively narrow historic levels, to contract further and the highest yielding securities to outperform.

Our investment strategy during this period has been to remain fully invested in higher yield products. We adjusted the length of maturity, or duration, of our portfolios relative to the point the market yield levels had reached. Because longer duration is rewarded by greater price appreciation when rates fall, for example, we increased duration ( i.e., "lengthened" the portfolios ) when Treasury bond yields approached 7 percent and decreased duration (i.e., "shortened" the portfolios) when such rates neared 6.5 percent. Looking out a year or more, we believe long Treasury bond rates above 6.75 percent will prove to have been an attractive level to have purchased the securities. Correspondingly, our bias is toward longer duration. We intend to lengthen duration further should rates increase again, while maintaining an overweighted position in higher yielding instruments.

THANK YOU

Thank you for your investment with Fortis. We appreciate your trust in our management of your investment funds.

Sincerely,

     [SIGNATURE]            [SIGNATURE]                  [SIGNATURE]
Dean C. Kopperud            James S. Byrd                Howard H. Hudson
President                   Vice President, Equities     Vice President, Fixed Income

Dated: July 14, 1997

PORTFOLIO ALLOCATION
AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banks                              20.9%
Diversified Finance                19.7%
Consumer Financing                 19.0%
Captive Auto Finance               10.0%
Utilities-Electric                  9.2%
Captive Equipment Finance           8.0%
Brokerage and Investment            5.0%
Industrial                          5.0%
Beverage                            3.2%

FORTIS SERIES FUND: MONEY MARKET SERIES

AS THE MOST CONSERVATIVE SUBACCOUNT, THIS PORTFOLIO IS DESIGNED FOR INVESTORS SEEKING LIQUIDITY AND STABLE PRINCIPAL. ACCORDINGLY, THE MONEY MANAGERS CHOOSE HIGH-QUALITY, SHORT-TERM MONEY MARKETS AND U.S. GOVERNMENT SECURITIES.

REVIEW

During the first two months of 1997, short-term interest rates experienced little change. However, by mid-March, it became evident that first quarter growth was stronger than expected, and rates began inching up in anticipation of a Federal Reserve funds rate hike. The rise in rates culminated with an increase of 0.25 percent to 5.5 percent on March 25. Since March, the economy has shown signs that its growth rate has moderated, convincing most market participants that the Fed will not raise rates again in the near future.

In the first half of 1997, the fund's annualized yield was 5.11 percent, up from
5.01 percent in 1996. When the year began, the fund's average maturity was kept around 55 days. This allowed us to take advantage of the higher yields on longer maturities during a period in which we expected rates to remain stable. We began lowering the average maturity in late February as stronger economic information led us to believe that short-term rates would soon be rising. By mid-March the Fund's average maturity was 35 days and has remained between 35 and 45 days.

OUTLOOK

Looking forward we expect the economy to accelerate slightly from its second quarter levels to a 2 - 3 percent growth rate over the remainder of 1997. There has been little evidence in the current expansion that this level of growth will lead to higher inflation. However, history has shown that sustained growth above
2.5 percent has caused inflationary pressures to rise. In light of the Federal Reserve's bias toward constraint, we believe it is important to maintain a short average maturity and continue to monitor economic data closely.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Securities                43.7%
FNMAs                                   21.5%
Other Direct Federal Obligations        15.7%
GNMAs                                   11.3%
Cash Equivalents/Receivables             5.2%
Other                                    2.6%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.375%) 2000                        20.4%
 2.  TVA Global (6.375%) 2005                                10.1%
 3.  U.S. Treasury Bond (6.875%) 2006                         7.8%
 4.  GMNA (7.50%) TBA                                         6.5%
 5.  FHLB Note (7.31%) 2004                                   5.6%
 6.  FNMA Global Note (6.85%) 2000                            4.8%
 7.  U.S. Treasury Note (6.50%) 2001                          4.0%
 8.  U.S. Treasury Note (6.25%) 2007                          3.6%
 9.  FNMA (7.00%) #307055 2025                                3.2%
10.  FNMA (7.00%) #250345 2025                                3.1%

FORTIS SERIES FUND: U.S. GOVERNMENT SECURITIES SERIES

THIS PORTFOLIO IS DESIGNED FOR CONSERVATIVE INVESTORS SEEKING A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME. IT FOCUSES ON INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND MORTGAGE-BACKED SECURITIES.

REVIEW

When measured from year-end 1996 to mid-year 1997, the yield on 10-year U.S. Treasuries started at 6.418 percent and ended the period at 6.491 percent. This apparent interest rate stability, however, doesn't tell the whole story. The yield on 10-year U.S. Treasuries, during this period, has ranged from a low of
6.25 percent to a high of 7 percent.

In addition, the shape of the yield curve has flattened, with the yield of short maturity securities rising more than those of longer maturity securities. (Two-year yields were up by 19 basis points, while the yield on 30-year securities were up by 14 basis points). The yield curve began to flatten as investors expected that the Federal Reserve would raise rates because of the rapid economic growth experienced earlier this year. The Federal Reserve did indeed raise the Federal Funds Rate target to 5.5 percent from 5.25 percent on March 25. Since then, the rate of growth (as measured by the Gross Domestic Product) has slowed from a 5.9 percent rate in first quarter to around a 2 percent rate in second quarter. In response to the Federal Reserve rate change, the Treasury market initially sold off. The market has more recently rallied as the economic indicators suggest that second quarter growth would be dramatically weaker than first quarter.

We believed that interest rates would remain within a broad trading range, so we implemented a duration* strategy designed to take advantage of the interest rate environment. Specifically, we looked to shorten duration as interest rates fell toward the low end of the trading range and lengthen duration as rates rose towards the high end of the trading range. These duration adjustments were modest, however, and never exceeded 5 percent of the overall benchmark duration. As of June 30, 1997, the portfolio's duration is currently 4.5 years, equal to the benchmark.

*AN IMPORTANT CONCEPT IN MANAGING FIXED INCOME SECURITIES, DURATION IS THE MEASURE OF A BOND FUND'S SENSITIVITY TO INTEREST RATE CHANGES. TRADITIONALLY MEASURED IN YEARS, HIGHER DURATIONS MEAN POTENTIALLY GREATER FLUCTUATIONS IN BOND VALUES, JUST AS LOWER DURATIONS TYPICALLY MEAN LESS VOLATILITY.

We began the year with one-third of our portfolio in mortgage-backed securities. We reduced it to the current level of 29 percent as this sector moved to its lowest yields in more than two years compared to Treasuries. In addition, 22 percent of our holdings are currently in agency notes. We expect that the yield that these securities offer will enhance total return. These strategies contributed to improved fund performance over the first six months of 1997. For the six months ended June 30, the Fund earned a 2.91 percent total rate of return compared to a 2.63 percent total return for the Lehman Brothers Government Index.

OUTLOOK

Going forward, we anticipate that economic growth will pick up in the third and fourth quarters. Job growth and consumer income should translate into stronger retail sales, resulting in an extension of the current expansion well into 1998. We expect quarterly growth numbers will be between 2.5 and 3 percent in the second half of this year. Inflation, absent from the picture for now, could pick up modestly as wage pressures begin to put upward pressure on final prices. Although these pressures will not be great, we believe it will be enough to prompt one more .25 percent increase in short-term rates by the Federal Reserve. Our long-term view on interest rates, however, is positive, and we would view a rise in interest rates in the second half of the year as an opportunity to extend the portfolio's duration.

VALUE OF $10,000 INVESTED MARCH 24, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               LEHMAN BROTHERS

                                            INTERMEDIATE GOV'T***        U.S. GOVERNMENT SECURITIES SERIES
3/24/87                                                      $10,000                                   $10,000

87                                                            $9,917                                    $9,814

88                                                           $10,663                                   $10,459

89                                                           $11,739                                   $11,494

90                                                           $12,645                                   $12,348

91                                                           $13,978                                   $13,464

92                                                           $15,776                                   $15,159

93                                                           $17,359                                   $16,901

94                                                           $17,325                                   $16,038

95                                                           $19,049                                   $17,952

96                                                           $19,845                                   $18,735

97                                                           $21,223                                   $20,159

U.S. Government Securities Series

Average Annual Total Return*

                                                                                                                               Since

1 Year                                                        5 Year                                   10 Year      March 24, 1987**

+7.60%                                                        +5.87%                                    +7.46%                +7.06%

                          Annual period ended June 30

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of government bonds with an average maturity of three to four years.

PORTFOLIO COMPOSITION
BY INDUSTRY AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds - Investment Grade               31.8%
Asset Backed Securities                          26.4%
Corporate Bonds - Non-Investment Grade           15.1%
U.S. Government Securities                       13.9%
U.S. Treasury Securities                          9.7%
Cash Equivalent / Receivables                     3.1%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.625%) 2002                         4.6%
 2.  GNMA (9.00%) 2020                                        3.2%
 3.  Nationslink Funding Corp., (7.515%) 2005                 2.9%
 4.  FNMA #307055 (7.00%) 2025                                2.7%
 5.  Merrill Lynch Mtg. Investors, Inc. (6.815%) 2025         2.2%
 6.  DLJ Mtg Acceptance Corp., (8.50%) 2001                   2.2%
 7.  GTE Corp., (7.51%) 2009                                  2.0%
 8.  Republic NY Capital I, (7.75%) 2026                      1.9%
 9.  FNMA #250345 (7.00%) 2025                                1.8%
10.  Green Tree Financial Corp., (7.20%) 2019                 1.8%

FORTIS SERIES FUND: DIVERSIFIED INCOME SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THOSE PEOPLE INTERESTED IN SEEKING INCOME FROM BOTH GOVERNMENT SECURITIES AND CORPORATE BONDS. THE MAJORITY OF THE PORTFOLIO WILL PURSUE HIGH-QUALITY CORPORATE BONDS AND U.S. GOVERNMENT SECURITIES. A PORTION MAY BE INVESTED IN DIVIDEND-PAYING STOCKS AND LOWER-RATED CORPORATE BONDS FOR ADDED OPPORTUNITY.

REVIEW

Over the past six months, interest rates have exhibited moderate volatility, with yields on 30-year treasuries trading between 6.53 percent and 7.17 percent. Early signs of robust economic growth prompted the Federal Reserve to raise the Fed Funds rate by 0.25 percent during the first quarter. Investors were concerned about the continuing strength of the economy and inflationary pressures. This moved the 30-year yield above 7 percent for a full month following the Federal Reserve action. Later in the second quarter, however, the economic data started pointing to a slowing economy and tame inflation. As investors developed some comfort with the slower economic growth, 30-year rates moved lower to end the quarter at 6.79 percent. Strong demand for yield helped corporate bonds and mortgage-backed securities book significantly higher returns than treasuries of similar duration.*

*AN IMPORTANT CONCEPT IN MANAGING FIXED INCOME SECURITIES, DURATION IS THE MEASURE OF A BOND FUND'S SENSITIVITY TO INTEREST RATE CHANGES. TRADITIONALLY MEASURED IN YEARS, HIGHER DURATIONS MEAN POTENTIALLY GREATER FLUCTUATIONS IN BOND VALUES, JUST AS LOWER DURATIONS TYPICALLY MEAN LESS VOLATILITY.

For the six months ending June 30, 1997, the Diversified Income Fund earned a
3.06 percent total rate of return. Our strategy of underweighting treasuries (10 -12 percent) and overweighting mortgage-backed securities (40 percent) had a positive impact on the Fund's total return.

We made periodic duration adjustments to the portfolio as interest rates reacted to the latest economic releases. We lengthened duration as 30-year rates moved toward or past 7.0 percent, and shortened duration as rates moved toward 6.75 percent or lower. Duration changes during the past six months were modest; the portfolio duration stands currently at 5.57 years, neutral relative to our benchmark, down from a high of 5.80 years in March.

OUTLOOK

We expect the economic growth in the second half of 1997 to be slightly better than that of the second quarter, between 2 and 3 percent. That persisting economic growth may lead to a modest increase in inflation, moving CPI (consumer price index, a common measure of inflation) to a 2.5 - 3 percent range. The Federal Reserve would most likely react to that situation by raising Fed Funds by another 0.25 percent. Under these conditions, we believe that rates will move toward the high end of the range, offering an opportunity to lengthen the duration of the portfolio. Our outlook on corporate bonds and mortgage-backed securities remains positive and we intend to maintain an overweight position in both sectors.

VALUE OF $10,000 INVESTED MAY 2, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     LEHMAN BROTHERS
                                    AGGREGATE BOND***         DIVERSIFIED INCOME SERIES
5/2/88                                             $10,000                         $10,000
88                                                 $10,172                         $10,150
89                                                 $11,415                         $11,138
90                                                 $12,312                         $12,059
91                                                 $13,629                         $13,266
92                                                 $15,543                         $14,944
93                                                 $17,374                         $16,968
94                                                 $17,147                         $16,525
95                                                 $19,316                         $18,401
96                                                 $20,164                         $19,329
97                                                 $21,809                         $20,982
Diversified Income Series
Average                               Annual Total Return*
                                                                                     Since
1 Year                                              5 Year                   May 2, 1988**
+8.55%                                              +7.02%                          +8.43%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalents/Receivables        22.9%
United States                       14.7%
Spain                               12.1%
Germany                             10.4%
Italy                                8.3%
Netherlands                          7.6%
Denmark                              7.3%
Japan                                7.1%
United Kingdom                       4.0%
Austria                              3.7%
Canada                               1.9%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Bundesobl.V.95/oos.116 STV (5.75%) 2000                  5.1%
 2.  Buoni Poliennali Del Tesoro (9.50%) 2001                 4.8%
 3.  Bonos Y Obligation Del Estado (7.40%) 1999               4.6%
 4.  ARKAIG Finance Co. (5.65%) 1999                          4.5%
 5.  United Kingdom Treasury (8.75%) 2017                     4.0%
 6.  Kingdom of Denmark (8.00%) 2003                          3.9%
 7.  Republic of Austria (7.875%) 2002                        3.7%
 8.  General Electric Capital Corp. (8.125%) 2007             3.5%
 9.  Buoni Poliennali Del Tesoro (10.50%) 2000                3.5%
10.  Kingdom of Denmark (8.00%) 2001                          3.4%

FORTIS SERIES FUND: GLOBAL BOND SERIES
(SUBADVISED BY MERCURY ASSET MANAGEMENT)

BECAUSE IT OFFERS INVESTORS A COMBINATION OF CURRENT INCOME AND GROWTH POTENTIAL, THIS PORTFOLIO MAKES AN EXCELLENT CHOICE FOR THOSE INVESTORS WHO SEEK TO ROUND OUT THEIR INVESTMENT SELECTIONS WITH GLOBAL BONDS. THE MONEY MANAGERS SEEK OUT HIGH QUALITY BONDS AND OTHER FIXED INCOME SECURITIES OFFERED BY GOVERNMENTS AND CORPORATIONS WORLDWIDE, EMPHASIZING DEVELOPED COUNTRIES.

REVIEW

The Global Bond Series' -1.68 percent return for the period ended June 30, 1997 was a reflection of the overall market environment as a strong U.S. dollar lowered the performance of the non-U.S. bond markets. While the portfolio maintained a significant position in the dollar, the remaining exposure to the international currencies still drove returns into negative territory.

Shifting to the bond side, the portfolio continued to emphasize the higher-yielding European bond markets. Exposure to Italian and Spanish bonds was increased and German bonds reduced. In addition, U.S. bond purchases were increased and Japanese bonds reduced.

OUTLOOK

With few exceptions, the world's bond markets look fragile at current levels. The strength of the U.S. and U.K. economies, while not producing undue inflation, have created a bias toward higher interest rates. The Japanese economy is also showing signs of recovery which can only put upside pressure on interest rates there. The best opportunities in bonds will be in Europe where the march toward European Monetary Union has led to some value among select countries, primarily the higher-yielding markets. On the currency front, the strength of the U.S. economy (and its potential for higher short-term interest rates) will underpin the U.S. dollar, especially against the European currencies.

We will continue to closely monitor this environment and will search for the most favorable opportunities that support the portfolio's investment objectives.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   SALOMON BROS WORLD        GLOBAL
                                  GOV'T BOND INDEX ***     BOND SERIES
1/3/95                                           $10,000        $10,000
95                                               $11,688        $11,541
96                                               $11,728        $11,588
97                                               $12,183        $12,083
Global Bond Series
Average Annual Total Return*
                                                   Since
1Year                                  January 3, 1995**
+4.27%                                            +7.89%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of world government bonds with maturities of at least one year.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                               37.8%
Telecommunications                  13.9%
Chemicals                            9.8%
Cable Television                     8.3%
Leisure Time-Amusements              6.6%
Steel and Iron                       6.2%
Industrial                           5.1%
Housing                              4.2%
Cash Equivalents/Receivables         4.1%
Broadcasting                         4.0%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Australis Media Ltd., (16.20%) 2003                      2.9%
 2.  MDC Holdings, Inc. (11.125%) 2003                        3.1%
 3.  Mohegan Tribal Gaming (13.50%) 2002                      2.6%
 4.  Collins & Aikman Products, (11.50%) 2006                 2.2%
 5.  Petersen Publishing Co. (11.125%) 2006                   2.2%
 6.  LaRoche Industries, Inc. (13.00%) 2004                   2.2%
 7.  Tenet Healthcare Corp. (10.125%) 2005                    2.1%
 8.  Benton Oil & Gas, (11.625%) 2003                         2.1%
 9.  Envirodyne Industries, Inc. (12.00%) 2000                2.1%
10.  NL Industries, Inc. (11.75%) 2003                        2.1%

FORTIS SERIES FUND: HIGH YIELD SERIES

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELD BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

REVIEW

For the six months ended June 30, 1997, the high yield bond market outperformed all U.S. fixed income markets. The strength of the U.S. economy, low default rates, and a soaring stock market all contributed to a rising tide for high yield securities.

The Series High Yield Portfolio delivered a below-average 5.15 percent return for the six-month period. The Lehman Brothers High Yield Bond Index returned
5.22 percent for the same time frame. The portfolio's underperformance was due to its holdings in bonds issued by telecommunications companies and wireless cable companies. Most of the shortfall in return took place in March, when the Federal Reserve raised short-term rates 0.25 percent. Bond prices in the telecommunications sector, many of which are sensitive to changes in interest rates because they have 0 percent coupons, fell further than the average high yield bond.

OUTLOOK

The outlook for high yield bonds for the remainder of the year is positive. Although the supply of new high yield issues may reach a record in 1997 and the additional yield earned over U.S. treasuries may reach a new low, investors are demonstrating an enormous appetite for high coupons in a low-interest rate environment. Given the current strength of the U.S. economy, recession and sharply rising default rates appear remote.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    LEHMAN BROTHERS
                                  HIGH YIELD INDEX***    HIGH YIELD SERIES
5/2/94                                         $10,000              $10,000
94                                             $10,036               $9,998
95                                             $11,423              $10,817
96                                             $12,401              $11,694
97                                             $14,104              $13,003
High Yield Series
Average Annual Total Return*
                                                 Since
1 Year                                   May 2, 1994**
+11.19%                                         +8.65%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of lower quality, high yield corporate debt securities.

PORTFOLIO ALLOCATION AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                                54.9%
U.S. Treasuries Securities                       13.4%
Asset Backed Securities                           9.0%
Corporate Bonds - Investment Grade                8.7%
U.S. Government Securities                        6.3%
Corporate Bonds - Non-Investment Grade            5.4%
Cash Equivalents/Receivables                      2.3%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  American International Group, Inc.                       2.2%
 2.  Microsoft Corp.                                          1.9%
 3.  Fannie Mae                                               1.7%
 4.  General Electric Co.                                     1.5%
 5.  Costco Companies, Inc.                                   1.4%
 6.  WorldCom, Inc.                                           1.4%

Bonds
-------------------------------------------------------------------
 1.  U.S. Treasury Note (7.00%) 2006                          2.3%
 2.  U.S. Treasury Note (6.375%) 2000                         1.9%
 3.  U.S. Treasury Note (6.25%) 1999                          1.8%
 4.  U.S. Treasury Note (6.00%) 1998                          1.5%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/97

STOCK ADDITIONS:                STOCK ELIMINATIONS:
Archer-Daniels-Midland Co.      360 Communications Co.
Camco International, Inc.       AutoZone, Inc.
Domain Energy Corp.             Biovail Corp. International
Fluor Corp.                     Ceridian Corp.
Hartford Life, Inc.             Computer Associates
Mylan Laboratories, Inc.         International, Inc.
Santa Fe International Corp.    Franklin Resources, Inc.
Telebras ADR                    Office Depot, Inc.
Time Warner, Inc.               PacifiCare Health Systems,
Tranz Rail Holdings Ltd. ADR     Inc. Class B
U.S. Bancorp                    Scholastic Corp.
U.S.A. Waste Services, Inc.     Staples, Inc.
Warner-Lambert Co.              United Healthcare Corp.
                                Wackenhut Corp., Class B

FORTIS SERIES FUND: ASSET ALLOCATION SERIES

DESIGNED FOR INVESTORS WHO SEEK TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME. THE PORTFOLIO MANAGERS SELECT A MEDLEY OF U.S. STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MANY VARY WITH CURRENT MARKET CONDITIONS.

REVIEW

In the Asset Allocation Series, we alter the allocation mix as the outlook for the equity and fixed income markets change. During the first six months of 1997, the asset allocation mix was changed once, with equities dropping from 60 percent to 55 percent. This change reflected concerns over equity valuations and the improving outlook for inflation which would benefit bond valuations. Currently, fixed income holdings contribute the remaining 45 percent of the portfolio. Over the period under review, the portfolio registered a return of
10.56 percent.

STOCKS

The portfolio's equity portion is invested primarily in large capitalization companies with superior earnings prospects. Positions in the financial and health care sectors added to performance over the period while selected energy and utility holdings detracted from overall performance. Industry weightings remained relatively unchanged over the period and we continued to emphasize the financial, health care and energy sectors.

BONDS

In the bond portion of the fund, our strategy to overweight corporate bonds and mortgage-backed securities paid off. The first half of the year was a period of strong economic growth and relatively stable interest rates, conditions which are typically favorable for non-treasury debt. As expected in this environment, corporate bonds and mortgage-backed securities had a significantly higher return than treasuries of similar duration*. During the second quarter, as mortgage-backed securities moved to less attractive levels compared to the treasuries, we reduced our exposure to the sector to 33 percent from a high of 45 percent in the beginning of the year.

*AN IMPORTANT CONCEPT IN MANAGING FIXED INCOME SECURITIES, DURATION IS THE MEASURE OF A BOND FUND'S SENSITIVITY TO INTEREST RATE CHANGES. TRADITIONALLY MEASURED IN YEARS, HIGHER DURATIONS MEAN POTENTIALLY GREATER FLUCTUATIONS IN BOND VALUES, JUST AS LOWER DURATIONS TYPICALLY MEAN LESS VOLATILITY.

We made periodic duration adjustments to the portfolio as interest rates shifted with inflation fears. Despite a strong 5.9 percent return in the gross domestic product in the first quarter and the decision of the Federal Reserve to raise short term rates by 0.25 percent on March 25, we believed that interest rates would not move higher. We predicted they would move within established trading ranges responding to the latest economic releases. We took advantage of interest rate shifts by lengthening duration as 30-year rates moved toward or past 7.0 percent, and shortening duration as rates moved toward 6.75 percent or lower. Duration changes during the past six months were modest; the portfolio duration stands currently at 4.65 years, down from a high of 5.0 years in March.

OUTLOOK

Looking forward, we anticipate continued moderate economic growth, coupled with a general lack of inflationary pressure. This outlook should generally be positive for both the equity and fixed income sectors. In equities, the challenge is to continue finding rewarding investments within a highly valued market environment. In the fixed income area, we believe that interest rates will move up toward the high end of the range, offering an opportunity to lengthen the duration of the portfolio. Our outlook on corporate bonds and mortgage-backed securities remains positive.

VALUE OF $10,000 INVESTED MAY 1, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       LEHMAN BROTHERS
                                   AGGREGATE BOND INDEX +       S&P 500 ++    ASSET ALLOCATION SERIES
5/1/87                                               $10,000         $10,000                   $10,000
87                                                   $10,098         $10,607                   $10,392
88                                                   $10,911          $9,875                    $9,809
89                                                   $12,244         $11,902                   $11,095
90                                                   $13,206         $13,854                   $12,838
91                                                   $14,619         $14,877                   $13,674
92                                                   $16,671         $16,880                   $15,690
93                                                   $18,636         $19,174                   $17,608
94                                                   $18,392         $19,431                   $17,564
95                                                   $20,719         $24,490                   $21,130
96                                                   $21,628         $30,895                   $23,521
97                                                   $23,393         $41,399                   $27,973
Asset Allocation Series
Average Annual Total Return*
                                                                                                 Since
1 Year                                                5 Year         10 Year             May 1, 1987**
+18.93%                                              +12.26%         +10.41%                   +10.65%

                          Annual period ended June 30

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
  + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
 ++  An unmanaged index of 500 common stocks.

PORTFOLIO ALLOCATION AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                                   57.9%
Long-Term Foreign Bonds - Investment Grade          22.3%
U.S. Treasury Securities                            14.6%
Cash Equivalents/Receivables                         5.2%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (5.75%) 2003                          6.1%
 2.  German Government (6.50%) 2003                           2.4%
 3.  U.S. Treasury Note (6.25%) 2000                          2.3%
 4.  U.S. Treasury Note (5.625%) 2001                         2.2%
 5.  U.S. Treasury Note (7.25%) 2004                          2.0%
 6.  U.S. Treasury Note (7.875%) 2004                         1.9%
 7.  Swedish Government (13.00%) 2002                         1.8%
 8.  German Government (8.50%) 2003                           1.8%

Stocks
-------------------------------------------------------------------
 1.  Data General Corp.                                       1.9%
 2.  Houghton Mifflin Co.                                     1.9%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/97

ADDITIONS:                      ELIMINATIONS:
Albertson's, Inc.               Avonmore Foods plc
Ascent Entertainment Group      Bank of New York Co., Inc.
Bass plc                        Brambles Industries Ltd.
Borg-Warner Automotive, Inc.    Calor Group plc
Burmah Castrol plc              Christian Salvesen plc
Clondalkin Group Units plc      Credit Lyonnaise
Greenpoint Financial Corp.      Deutsche Telekom AG ADR
IBP, Inc.                       General Motors Corp.
Imperial Tobacco Group plc      Hudson's Bay Co.
Irish Life plc                  Kwik Save Group plc
NCR Corp.                       Lucent Technologies, Inc.
NKK Corp.                       Novartis AG
Peninsular & Orient Steam       Novell, Inc.
 Navigation                     Repsol S.A.
Pennzoil Co.                    Silicon Graphics, Inc.
Pharmacia and UpJohn, Inc.      Southern Electric plc
Polaroid Corp.                  Varta AG
Potash Corporation of
 Saskatchewan
Racal Electronics plc
Salvesen Christian plc
Scottish Hydro-Electric plc
Southern Electric
Terra Nova (Burmuda) Holdings
Toys 'R' Us, Inc.
Viag AG
Yamanouchi Pharmaceutical

FORTIS SERIES FUND: GLOBAL ASSET ALLOCATION SERIES
(SUBADVISED BY MORGAN STANLEY ASSET MANAGEMENT)

DESIGNED ESPECIALLY FOR INVESTORS WHO WANT A FLEXIBLE PORTFOLIO THAT SEEKS TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME FROM AROUND THE WORLD, INCLUDING THE UNITED STATES. MONEY MANAGERS INVEST IN GLOBAL STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH MARKET CONDITIONS.

REVIEW

During the second quarter, the Global Asset Allocation Portfolio appreciated
8.92 percent. Compared to market indices, both the equity and the fixed income/cash portions of the portfolio underperformed by a small amount. The equity holdings grew by 14 percent during second quarter versus a 15.08 percent return for the MSCI World Index. The bond holdings rose 2.63 percent compared to a Salomon Brothers World Government Bond Index return of 3.03 percent.

Global fixed markets rallied in every country except Japan during the second quarter. The portfolio benefited from its overweighting of Swedish and United Kingdom bonds, and from its below-market exposure to Japanese interest rates. Our main strategy move during the quarter was to increase our exposure to Japanese bonds which were viewed as offering better value following the sharp rise in yield levels. At the end of June, the duration* of the portfolio was 4.4 years.

*AN IMPORTANT CONCEPT IN MANAGING FIXED INCOME SECURITIES, DURATION IS THE MEASURE OF A BOND FUND'S SENSITIVITY TO INTEREST RATE CHANGES. TRADITIONALLY MEASURED IN YEARS, HIGHER DURATIONS MEAN POTENTIALLY GREATER FLUCTUATIONS IN BOND VALUES, JUST AS LOWER DURATIONS TYPICALLY MEAN LESS VOLATILITY.

A stunning rally in U.S. stocks over the quarter saw the MSCI USA Index up 17.7 percent. As well as the obvious support from a more optimistic interest rate outlook, a further decline in the budget deficit, a reduction in the capital gains tax, strong mutual fund inflows and continuing merger activity all helped to power the Dow Jones Industrial Average to record levels. However, the two-tier nature of the economy remained evident, with large multinational companies thriving while smaller, non-manufacturing companies continued to struggle.

OUTLOOK

Looking forward, we expect that many of the developments driving global fixed income markets will continue. Increasingly, however, we do not believe that the potential rewards are worth taking significant risks. Although real interest rates are still at attractive levels, U.S. and Continental European markets expect little or no government involvement in the adjustment of interest rates over the next two years. This is a situation we find worrisome given the tightness of the U.S. labor market and the growing signs of economic recovery in Europe.
VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          SALOMON BROS WORLD              GLOBAL ASSET
                                          GOV'T BOND INDEX +          MSCI WORLD INDEX ++         ALLOCATION SERIES
1/03/95                                                  $10,000                       $10,000                $10,000
95                                                       $11,688                       $10,942                $11,189
96                                                       $11,728                       $13,021                $12,516
97                                                       $12,183                       $15,965                $14,368
Global Asset Allocation Series
Average                                     Annual Total Return*
                                                           Since
1 year                                          January 3,1995**
+14.80%                                                  +15.67%

                          Annual period ended June 30

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
  + An unmanaged index of world government bonds with maturities of at least one year.
 ++  An unmanaged index of the world's major
     equity markets in U.S. dollars, weighted by stock market value.

COMPOSITION BY INDUSTRY
AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                  47.4%
Cash Equivalents/Receivables           16.0%
Food                                    6.9%
Banks                                   6.6%
Drugs                                   4.8%
Office Equipment and Supplies           4.0%
Utilities-Telephone                     3.9%
Retail-Specialty                        3.5%
Natural Gas Transmissions               3.5%
Oil-Refining                            3.4%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Columbia/HCA Healthcare Corp.                            2.1%
 2.  Atlantic Richfield Co.                                   2.1%
 3.  General Electric Co.                                     2.0%
 4.  Johnson & Johnson                                        2.0%
 5.  Citicorp                                                 2.0%
 6.  Pfizer, Inc.                                             2.0%
 7.  ConAgra, Inc.                                            2.0%
 8.  Anadarko Petroleum Corp.                                 1.9%
 9.  Sara Lee Corp.                                           1.9%
10.  AutoZone, Inc.                                           1.9%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/97

ADDITIONS:                      ELIMINATIONS:
Abbott Laboratories             ADT Ltd.
Automatic Data Processing,      BankAmerica Corp.
 Inc.                           Boeing Co.
AutoZone, Inc.                  Developers Diversified Realty
Baxter International, Inc.       Corp.
Cali Realty Corp.               Federal Express Corp.
Chase Manhattan Corp.           Flightsafety International,
Dun & Bradstreet Corp.           Inc.
Federal National Mortgage       Heinz (H.J.) Co.
 Association                    Home Depot, Inc.
First Data Corp.                Mallinckrodt Group, Inc.
Fruit of the Loom, Inc., Class  May Department Stores Co.
 A                              Merrill Lynch & Co., Inc.
GTE Corp.                       Owens Corning
Intel Corp.                     Pall Corp.
Kimberly-Clark Corp.            Union Texas Petroleum
Liberty Property Trust           Holdings, Inc.
Lowe's Companies, Inc.
McGraw Hill Companies, Inc.
Mobil Corp.
Pfizer, Inc.
Public Storage, Inc.
Questar Corp.
RPM, Inc.
Royal Dutch Petroleum Co. NY
 Shares
S & P 500 Depositary Receipt
Sabre Group Holdings, Inc.
Santa Fe Energy Resources,
 Inc.
Sherwin-Williams Co.
Sterling Software, Inc.

FORTIS SERIES FUND: VALUE SERIES

DESIGNED FOR INVESTORS WHO LIKE TO DISCOVER QUALITY-GROWTH INVESTMENT OPPORTUNITIES AT "BARGAIN" PRICES. THE PORTFOLIO MANAGERS CHOOSE STOCKS WITH CURRENT PRICES THAT DO NOT NECESSARILY REFLECT THE STOCKS' POTENTIAL VALUE.

REVIEW

The Series Value total return was 13.50 percent for the six months ended June 30, 1997. This performance was about average for mutual funds in general. The portfolio's return was influenced by two significant factors: (a) The portfolio had moderately above average exposure to smaller capitalization stocks, which performed poorly during the period. Smaller capitalization stocks performed poorly because investors, concerned about both the advanced stage of the economic recovery and the high valuations of the stock market, have tended to avoid the riskier sectors of the market; and (b) The portfolio had below average exposure to large capitalization stocks, which performed well during the period. Large capitalization stocks have performed well because investors feel that they appear to offer "safety" in a risky market.

OUTLOOK

We are being cautious on the stock market. Given the advanced stage of this economic expansion, the fund will focus on companies that are relatively protected from cyclical earnings deceleration. We will also focus on special situations that offer the opportunity to invest in undervalued companies that have attractive prospects for earnings acceleration.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   S&P 500***      VALUE SERIES
5/1/96                                   $10,000         $10,000
96                                       $10,300         $10,153
97                                       $13,802         $12,654
Value Series
Average Annual Total Return*
                                           Since
1 yr                               May 1, 1996**
+24.64%                                  +22.40%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                34.8%
Drugs                                10.1%
Cash Equivalents/Receivables          9.0%
Finance Services                      7.8%
Utilities-Telephone                   7.4%
Natural Gas Transmissions             5.9%
Banks                                 5.7%
Real Estate-Investment Trust          5.5%
Oil-Crude Petroleum and Gas           5.4%
Utilities-Electric                    4.7%
Food                                  3.7%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Glaxo Wellcome ADR                                       2.2%
 2.  SBC Communications, Inc.                                 2.2%
 3.  Sunamerica, Inc. Convertible Preferred                   2.1%
 4.  General Electric Co.                                     2.0%
 5.  Duke Energy Corp.                                        2.0%
 6.  Household International, Inc.                            1.9%
 7.  Tenneco, Inc.                                            1.9%
 8.  Lilly (Eli) & Co., Inc.                                  1.9%
 9.  Philip Morris Companies, Inc.                            1.8%
10.  AES Corp. Convertible, Ser A "Tecons"                    1.8%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/97

ADDITIONS:                      ELIMINATIONS:
AES Corp. Conv., Ser A          AT & T Corp.
Cornerstone Properties, Inc.    American Brands, Inc.
Crescent Real Estate Equities   Green Tree Financial Corp.
 Trust                          Lucent Technologies, Inc.
Duke Energy Corp.               PanEnergy Corp.
Excel Realty Trust, Inc.        Safeco Corp.
Fortune Brands, Inc.
Gallaher Group plc ADR
Glaxo Wellcome plc ADR
Great Western Financial Corp.
Knightsbridge Tankers Ltd.
LaSalle Re Holdings Ltd.
Limited (The), Inc.
Mobil Corp.
Portland General Corp.
Quaker Oats Co.
SBC Communications, Inc.
Shelby Williams Industries,
 Inc.
Spieker Properties, Inc.
St. Paul Companies, Inc.
Texaco, Inc.
U.S. Bancorp

FORTIS SERIES FUND: GROWTH & INCOME SERIES

THIS PORTFOLIO OFFERS A SOLUTION TO INVESTORS WHO WANT TO COMBINE CONSERVATIVE GROWTH OPPORTUNITIES WITH INCOME POTENTIAL. IT FOCUSES ON COMPANIES WITH ATTRACTIVE CURRENT DIVIDEND YIELDS RELATIVE TO THE STANDARD & POOR'S 500 STOCK INDEX. THE PORTFOLIO IS WELL DIVERSIFIED WITH EXPOSURE TO MANY SECTORS OF THE ECONOMY.

REVIEW

During the first half of 1997, the Growth and Income Portfolio posted an investment return of 14.77 percent, reflecting the strength in the overall equity market. The portfolio's performance was enhanced by selected holdings in the financial and pharmaceutical sectors while energy and utilities detracted from the overall performance. Industry weightings remained rather unchanged over the period as we continue to emphasize the financial, health care and energy sectors. The technology sector remains underweighted due to the general lack of current income available in this sector.

The Growth and Income Portfolio focuses on identifying companies that provide a combination of above average earnings growth and attractive current dividend yields. We look for consistency of earnings growth and dividend increases.

OUTLOOK

We believe that moderate economic growth and modest inflation will continue, which should extend the positive investment climate. This climate has allowed equity valuations to expand to near record levels. While we don't anticipate a market correction, further investment gains seem likely over the longer term. Our challenge in the period ahead is to identify growth situations offering current yields that meet our criteria.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   S&P 500***       GROWTH & INCOME SERIES
5/2/94                                   $10,000                     $10,000
94                                        $9,912                      $9,942
95                                       $12,492                     $11,448
96                                       $15,760                     $14,430
97                                       $21,118                     $18,403
Growth & Income Series
Average Annual Total Return*
                                           Since
1 Year                             May 2, 1994**
+27.53%                                  +21.26%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

COMPOSITION BY INDUSTRY
AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending               23.4%
Finance                        15.1%
Consumer Staples               13.3%
Consumer Discretionary         11.0%
Health Care                     9.9%
Energy & Related                9.0%
Utilities                       8.4%
Other                           5.1%
Basic Industry                  4.8%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  General Electic Co.                                      3.1%
 2.  Coca Cola Co.                                            2.4%
 3.  EXXON Corp.                                              2.2%
 4.  Microsoft Corp.                                          2.2%
 5.  Merck & Co., Inc.                                        1.8%
 6.  Intel Corp.                                              1.6%
 7.  Royal Dutch Petroleum                                    1.6%
 8.  Philip Morris Co., Inc.                                  1.6%
 9.  Procter & Gamble Co.                                     1.4%
10.  International Business Machines                          1.3%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/97

ADDITIONS:                      ELIMINATIONS:
Adobe Systems, Inc.             Alco Standard Corp.
Aeroquip-Vickers, Inc.          Alexander & Alexander
Autozone, Inc.                  American Brands, Inc.
Cardinal Health, Inc.           Boatmens Bancshares
Conseco, Inc.                   Conrail, Inc.
Costco Companies, Inc.          Dean Witter Discovery
Countrywide Credit Industries   ITT Hartford Group
Equifax Inc                     Luby's Cafeterias, Inc.
Fortune Brands, Inc.            Morgan Stanley Group
Frontier Corp.                  Morton International, Inc.
Hartford Financial Services     Pacific Gas & Electric
 Group                          Pacific Telesis Group
Healthsouth Corp.               PanEnergy Corp.
IKON Office Solutions, Inc.     Costco Co., Inc.
Morgan Stanley, Dean Witter,    Providian Corp.
 Discover & Co.                 Ryans Family Steak
Morton International, Inc.      Santa Fe Pacific Gold Corp.
 (and rights)                   Shoneys, Inc.
P G & E Corporation             Trinova Corp.
Parametric Technology Corp.     US Life Corp.
Providian Financial             WMX Technologies, Inc.
 Corporation
Charles Schwab Corp.
Thermo Electron Corp.
Waste Management, Inc.

FORTIS SERIES FUND: S&P 500 INDEX SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR INVESTORS WHO WANT TO EMULATE THE TOTAL RETURN OF THE STANDARD & POOR'S 500 STOCK INDEX.

REVIEW

For the six-month period ended June 30, 1997, the portfolio realized a total return of 20.01 percent, while the Standard & Poor's 500 Stock Index had a total return of 20.61 percent.

The portfolio is designed to replicate the large capitalization United States equity market as it is represented by the S&P 500 Index. Large capitalization equities had a very strong six months, outperforming both small and mid-capitalization stocks.

In the first half of 1997, some of the best performing groups in S&P 500 were trucking, savings & loan, office equipment and supply companies. Currently, the Fortis S&P Index Portfolio holds all 500 stocks in the S&P 500 in direct proportion to their weight in the index.

OUTLOOK

As a portfolio that mirrors the holdings of an existing stock index, we will continue to make the appropriate changes in accordance with the portfolio's investment objective.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      S&P 500***    S & P 500 Series
5/1/96                                   $10,000             $10,000
96                                       $10,300             $10,279
97                                       $13,802             $13,716
S&P 500 Series
Average Annual Total Return*
                                           Since
1 year                             May 1, 1996**
+31.68%                                  +28.12%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

COMPOSITION BY INDUSTRY AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                              47.7%
Cash Equivalent/Receivables         9.7%
Finance Services                    7.1%
Drugs                               6.5%
Banks                               6.0%
Insurance                           5.4%
Food                                4.8%
Computer-Software                   4.7%
Health Care Services                2.8%
Miscellaneous                       2.7%
Chemicals                           2.6%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  AlliedSignal, Inc.                                       1.4%
 2.  Pfizer, Inc.                                             1.3%
 3.  Travelers Group, Inc.                                    1.3%
 4.  First Data Corp.                                         1.3%
 5.  Ace Ltd.                                                 1.2%
 6.  Merck & Co., Inc.                                        1.2%
 7.  Philip Morris Companies, Inc.                            1.2%
 8.  Mellon Bank Corp.                                        1.2%
 9.  Johnson & Johnson                                        1.1%
10.  Corning, Inc.                                            1.1%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/97

ADDITIONS:                      ELIMINATIONS:
Altera Corp.                    Aames Financial Corp.
Atlantic Richfield Co.          Adobe Systems, Inc.
Boeing Co.                      Advanta Corp., Class B
CVS Corp.                       Alco Standard Corp.
Compaq Computer Corp.           Apria Healthcare Group, Inc.
Dell Computer Corp.             Berkley (W.R.) Corp.
Donnelley (R.R.) & Sons Co.     Boston Chicken, Inc.
Dow Chemical Co.                Catalina Marketing Corp.
Exel Limited                    Ceridian Corp.
Gap, Inc.                       Eckerd Corp.
Gillette Co.                    Ericsson (L.M.) Telephone Co.
Healthsouth Corp.                Class B ADR
Hercules, Inc.                  General Mills, Inc.
Ikon Office Solutions, Inc.     Informix Corp.
Lucent Technologies, Inc.       KeyCorp
Mattel, Inc.                    Medic Computer Systems, Inc.
McKesson Corp.                  Millipore Corp.
Monsanto Co.                    Northern Trust Corp.
Motorola, Inc.                  Nucor Corp.
Neiman-Marcus Group Inc.        Outback Steakhouse, Inc.
Nike, Inc. Class B              PMI Group, Inc.
Nokia Corp. Class A ADR         Petrolite Corp.
Omnicom Group, Inc.             Revco D.S., Inc.
Parametric Technology Corp.     Reynolds & Reynolds Co., Class
Patriot American Hospitality,    A
 Inc.                           Schlumberger Ltd.
SPX Corp.                       Schluman (A.), Inc.
St. Jude Medical, Inc.          Silicon Graphics, Inc.
St. Paul Companies, Inc.        Staples, Inc.
Service Corp. International     Tupperware Corp.
Sigma-Aldrich Corp.             Williamette Industries, Inc.
Sprint Corp.
Stanley Works
Starwood Lodging Trust
Tellabs, Inc.
Texaco, Inc.
Tribune Co.
Unilever N.V. ADR
U.S. West Media Group
Wal-Mart Stores, Inc.

FORTIS SERIES FUND: BLUE CHIP STOCK SERIES
(SUBADVISED BY T. ROWE PRICE)

THE MONEY MANAGERS FOR THIS PORTFOLIO TARGET "BLUE CHIP" COMPANIES WITH LEADING MARKET POSITIONS, SEASONED MANAGEMENTS AND STRONG FINANCIAL FUNDAMENTALS. IT IS DESIGNED FOR PEOPLE WHO WANT TO INVEST IN WELL-ESTABLISHED COMPANIES THAT GENERATE CONSISTENT, DURABLE EARNINGS GROWTH WITH THE POTENTIAL FOR ABOVE AVERAGE STOCK PERFORMANCE.

REVIEW

The U.S. stock market posted robust gains in the first half of 1997, accentuating the consistent strength the market has demonstrated throughout the past year. In this favorable environment for equities, your fund continues to perform reasonably well. For the six months ended June 30, the Blue Chip Stock Portfolio saw a return of 14.80 percent.

While the environment appears favorable, changes in inflation, interest rates and other key determinants of stock performance are notoriously difficult to predict. Changes and significant surprises do occur. There is also the risk that stock valuations reflect much of the favorable news. However, we can strive to manage these risks by investing in well-managed companies whose strong financial results are not particularly sensitive to changes in the economic environment and attempting to buy at reasonable valuations.

Consumer products stocks continued to play a key role in the fund's performance. Pharmaceutical stocks have been the standouts with Pfizer being one of the top contributors to performance in 1997. Financial stocks performed well as interest rates moderated and investors continue to focus on companies with consistent earnings growth and strong capital generation (funding significant share repurchase). Manufacturing stocks also continued to be steady but potent performers. In fact, Corning, GE and AlliedSignal were among the best performers for the first six months of 1997. Although your fund has less exposure to the technology sector than the average blue chip stock portfolio, our technology holdings performed very well. We are were also able to find some sound investment ideas in the struggling retail sector.

OUTLOOK

Our investment strategy continues to focus on maintaining positions in core holdings as long as the fundamentals remain strong and valuations are reasonable. Consequently, much of the substantial cash flow the fund has received continues to be invested opportunistically in existing holdings. For example, significant purchases over the past six months included additions to Philip Morris, Allied Signal, First Data, Sara Lee and Mellon Bank.

Stock valuations remain expensive by all conventional valuation measures, particularly as evidenced by the historically low dividend yield on the S&P 500. We are also cautious because the market has generated strong results for several consecutive years. As always, we strive to seek out blue chip companies with leading market positions, as we continue to believe they will provide superior investment results.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 S&P 500***          BLUE CHIP STOCK SERIES
5/1/96                                     $10,000                   $10,000
96                                         $10,300                   $10,134
97                                         $13,802                   $13,345
Blue Chip Series Series
Average                       Annual Total Return*
                                             Since
1year                                May 1, 1996**
+31.68%                                    +28.12%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       39.4%
Other                               23.7%
Cash Equivalents/Receivables         7.8%
Germany                              5.9%
Japan                                5.5%
United Kingdom                       4.0%
Netherlands                          3.7%
Sweden                               3.5%
Finland                              3.5%
France                               3.0%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SAP AG Systeme Non-Voting (Germany)                      2.9%
 2.  3Com Corp.(US)                                           2.8%
 3.  Gartner Group, Inc. Class A (US)                         2.6%
 4.  Nokia (AB) K Shares (Finland)                            2.5%
 5.  SGL Carbon AG (Germany)                                  2.2%
 6.  Tellabs, Inc. (US)                                       1.9%
 7.  Wisconsin Centeral Transportation Corp. (US)             1.8%
 8.  Barco N.V. (Belgium)                                     1.8%
 9.  Telefonia de Espana (Spain)                              1.7%
10.  OMV Aktiengesellschaft (Austria)                         1.7%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/97

ADDITIONS:                      ELIMINATIONS:
AccuStaff, Inc.                 Amway Japan, Ltd.
Amer Group Ltd.                 Asia Satellite
Avis Europe plc                  Telecommunications Holdings
Camco International, Inc.        Ltd.
China Eastern Airlines ADR      Astra AB 'B'
Cipe Group France               Bangkok Bank Co. Ltd.
Compagnie Generale de           Castorama Dubois Investisse
 Geophysique ADR                Catalina Marketing Corp.
Covance, Inc.                   Ceridian Corp.
DSP Communications, Inc.        CPT Telefonica Del Peru S.A.
Electricidade De Portugal        Class B
ENSCO International, Inc.       Deutsche Telekom AG ADR
Falcon Drilling Co.             Dixons Group plc
Glaxo Wellcome plc ADR          Empire East Land Holdings,
Hong Kong Land Holdings Ltd.     Inc.
ING Groep NV                    Harvey Nichols
MOL Magyar Olaj-es Gazipari     Korea Mobile
 Rt. GDR                         Telecommunications- ADR
Motorola, Inc.                  Kyocera Corp.
Norwich Union plc               Megaworld Properties &
Petroleo Brasileiro S.A. ADR     Holdings, Inc.
 Preferred
Phoenix AG
Polo Ralph Lauren Corp.
Repsol S.A.                     Mercury Finance Co.
Ryanair Holdings plc ADR        MOL Magyar Olaj-es Gazipari
Stolt Comex Seaway, S.A.         Rt. GDS
Supermercados Unimarc S.A. ADR  Multicanal Participacoes S.A.
Telefonica de Espana, S.A. ADR   ADR
Transocean Offshore, Inc.       Open Joint Stock Vimpel
Uniao de Bancos Brasileiros      Communications
 S.A. GDR                       Owen Healthcare, Inc.
                                P.T. Telekomunikasi Indonesia
                                Physician Reliance Network,
                                 Inc.
                                Puma AG
                                SQA, Inc.
                                Sun Hung Kai Properties, Ltd.
                                Tag Heuer International S.A.
                                 ADR
                                Telefonica del Peru ADR
                                Tidewater, Inc.
                                Toolex Alpha NV
                                U.S. Robotics Corp.

FORTIS SERIES FUND: GLOBAL GROWTH SERIES

SLIGHTLY MORE AGGRESSIVE GROWTH INVESTORS WHO WANT TO DIVERSIFY AND EXPAND THEIR HORIZONS BEYOND THE UNITED STATES MAY WANT TO CONSIDER THIS HIGHLY DIVERSIFIED PORTFOLIO.

REVIEW

As a global portfolio, the Global Growth Series has the flexibility to invest in a variety of stock markets around the world, including the United States. This is a highly diversified portfolio with 111 holdings in 26 different nations. Our investment focus is on companies with strong market positions and superior growth prospects relative to the respective local economy.

The Global Growth Series had a total return of 6.66 percent during the initial six-month period of 1997. The portfolio's return was impacted by the lagging performance of many medium-sized growth holdings in the United States. Since the end of April, however, many of these issues have rebounded significantly as investor concerns over rising interest rates in the United States have been temporarily put to rest. The portfolio's focus on mid-sized growth companies with strong growth prospects has over the longer term been a successful strategy. However, these companies, at times, have a significant divergence in performance from the major stock market indices such as the Dow Jones Industrials and the Standard & Poor's 500.

The portfolio remains well diversified both geographically and by industry sector. The portfolio has a significant exposure to European holdings (37 percent of assets) and the United States (40 percent of assets). Japan and other Asian markets remain underweighted in the portfolio relative to the MSCI World Index. We continue to search the world for individual companies which meet our valuation and growth characteristics. Some of our key investment areas include software-based technology companies, specialty consumer-related industries, business services, and energy-related and health care organizations.

OUTLOOK

The Global Growth Series offers investors a significant exposure to the world's dynamic growth industries. Due to greater geographic diversification, we have been able to reduce some of the volatility generally associated with investing in mid-sized high growth companies in any individual nation. The long-term outlook for global investing remains favorable; however, many markets have had significant upside moves during the initial six months of 1997 and will likely go through a corrective phase during the second half of the year. Our focus remains on companies with strong market shares, exceptional management and outstanding growth prospects.

VALUE OF $10,000 INVESTED MAY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   MSCI WORLD INDEX***     GLOBAL GROWTH PORTFOLIO
5/1/92                                           $10,000                    $10,000
92                                               $10,057                     $9,967
93                                               $11,828                    $11,996
94                                               $13,102                    $12,002
95                                               $14,571                    $14,808
96                                               $17,340                    $19,668
97                                               $21,260                    $21,027
Global Growth Series
Average Annual Total Return*
                                                                              Since
1 Year                                            5 Year              May 1, 1992**
+6.91%                                           +16.10%                    +15.48%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                         26.2%
Cash Equivalents/Receivables                  15.1%
Computer-Software                             13.0%
Financial Services                             8.6%
Health Care Services                           8.0%
Retail-Specialty                               7.6%
Telecommunication Equipment                    7.0%
Telephone Services                             5.0%
Computer-Communications Equipment              4.8%
Machinery-Oil and Well                         4.7%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  WorldCom, Inc.                                           4.9%
 2.  Tellabs, Inc.                                            3.5%
 3.  BMC Software, Inc.                                       3.2%
 4.  Microsoft Corp.                                          3.0%
 5.  Oracle Corp.                                             3.0%
 6.  Cisco Systems, Inc.                                      2.8%
 7.  Oxford Health Plans, Inc.                                2.6%
 8.  Petroleum Geo-Services                                   2.4%
 9.  Solectron Corp.                                          2.3%
10.  Parametric Technology Corp.                              2.0%

PORTFOLIO CHANGES FOR THE
PERIOD ENDED 6/30/97

ADDITIONS:                      ELIMINATIONS:
American Express Co.            Advanta Corp., Class B
Banc One Corp.                  Anadarko Petroleum
Cooper Cameron Corp.             Corp.
Dollar Tree Stores, Inc.        Barnes & Noble, Inc.
Dresser Industries, Inc.        Chicago Miniature
PacifiCare Health Systems,       Lamp, Inc.
 Inc. Class B                   Computer Associates
Transocean Offshore, Inc.        International, Inc.
                                First USA, Inc.
                                FORE Systems, Inc.
                                Informix Corp.
                                LCI International,
                                 Inc.
                                La Quinta Inns, Inc.
                                MFS Communications
                                 Co., Inc.
                                Mercury Finance Co.
                                Nike, Inc. Class B
                                Outback Steakhouse,
                                 Inc.
                                PacifiCare Health
                                 Systems, Inc. Class B
                                Paging Network, Inc.
                                Scholastic Corp.
                                Tidewater, Inc.
                                U.S. Robotics Corp.
                                Veritas Software Corp.

FORTIS SERIES FUND: GROWTH STOCK SERIES

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO SEEK REWARD POTENTIAL ENTIRELY THROUGH U.S. STOCKS. IT INVESTS IN MEDIUM-SIZED GROWTH COMPANIES THAT HAVE MOVED BEYOND THE VENTURE STAGE.

REVIEW

After a weak first quarter, the performance of the Growth Portfolio recovered nicely in the second quarter to post a 7.1 percent increase for the first half of 1997. Although positive, this return was disappointingly below that of the major stock market indices. While the Growth Portfolio invests mainly in strongly growing mid-sized companies, the market's leadership has continued to be clearly among the very large, multi-national companies. Nevertheless, the Growth Portfolio's second quarter gain of 16.1 percent versus 17.4 percent for the Standard & Poor's 500 Index was encouraging.

A wide range of holdings made positive contributions to portfolio performance in the first half of the year, especially from the areas of technology, oil and gas services, financial services and specialty retailing. Our largest number of holdings remains in the broad area of technology, and the inherent volatility of those stocks played out on the downside in the first quarter and strongly on the upside in the second quarter. Our holdings of companies serving the oil and gas exploration and production business have expanded significantly during the current year, much to the benefit of portfolio performance. On the negative side, certain technology, health care and consumer spending-related company stocks have been disappointments so far this year.

OUTLOOK

Our outlook for the balance of 1997 continues to be based on very positive economic fundamentals. The economy continues to grow without signs of overheating, corporate profits remain strong, inflation remains benign and interest rates seem to be contained within a fairly narrow range. The main wild card in our outlook for stock prices is the market itself. The long upward move in the stock market has pushed valuations toward, although still below, historically high levels. Nevertheless, normal, periodic corrections should contain the downside in the market as long as the favorable economic factors referred to above remain intact.

VALUE OF $10,000 INVESTED MARCH 24, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  S&P 500***     GROWTH STOCK SERIES
3/24/87                                $10,000                 $10,000
87                                     $10,514                  $9,812
88                                      $9,788                  $9,012
89                                     $11,797                 $10,978
90                                     $13,732                 $13,162
91                                     $14,746                 $14,149
92                                     $16,732                 $16,391
93                                     $19,005                 $19,468
94                                     $19,260                 $18,275
95                                     $24,274                 $23,731
96                                     $30,623                 $28,311
97                                     $41,035                 $31,727
Growth Stock Series
Average Annual Total Return*
                                                                                     Since
1 Year                                  5 Year                 10 Year    March 24, 1987**
+12.06%                                +14.12%                 +12.45%             +11.90%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO DIVERSIFICATION BY COUNTRY
AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                               21.5%
United Kingdom                      19.1%
Germany                             12.1%
France                              11.8%
Switzerland                          7.9%
Cash Equivalents/Receivables         7.5%
Other                                5.3%
Italy                                5.0%
Netherlands                          3.7%
Sweden                               3.4%
Hong Kong                            2.7%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  British Aerospace (United Kingdom)                       2.8%
 2.  Matsushita Electric Industrial Co. (Japan)               2.5%
 3.  Rhone Poulenc (France)                                   2.3%
 4.  Ricoh Corp. Ltd. (Japan)                                 2.3%
 5.  Elf Aquitaine (France)                                   2.2%
 6.  Sumitomo Trust & Bank (Japan)                            2.2%
 7.  Novartis (Switzerland)                                   2.1%
 8.  Orix Corp. (Japan)                                       2.0%
 9.  Nippon Telegraph & Telephone Corp. (Japan)               2.0%
10.  Viag (Germany)                                           2.0%

PORTFOLIO CHANGES FOR THE
PERIOD ENDED 6/30/97

ADDITIONS:                      ELIMINATIONS:
Compagnie Gen De Eaux Warrants  Accor S.A.
Emi Group plc                   Baloise Holdings Ltd.
Genting Berhad                  Coles Myer Ltd.
Havas S.A.                      Dai Nippon Printing Co. Ltd.
Holderbank Financiere Glaris    Deutsche Telekom AG ADR
 AG                             Empresa Nacional de
Ito-Yokado Co. Ltd.              Electricidad
Lucasvarity plc                 NKK Corp.
Metallgesellschaft AG (a)       Rohm Co.
Nippon Telegraph & Telephone    Toyota Motor
 Corp.                          Veba AG
Philips Electronics NV
Prudential Corp. plc
Rauma OY
Stet Societa' Finanziaria
 Telefonica S.p.A.
S.M.H. AG
Telefonica de Espana
Viag AG
Zurich Versicherungs

FORTIS SERIES FUND: INTERNATIONAL STOCK SERIES
(SUBADVISED BY LAZARD FRERES ASSET MANAGEMENT)

INVESTORS WILLING TO BALANCE THE RISKS AND REWARDS OF INTERNATIONAL STOCK INVESTING OFTEN SELECT THIS PORTFOLIO TO DIVERSIFY AN ESTABLISHED INVESTMENT STRATEGY. IT FOCUSES EXCLUSIVELY ON GROWTH COMPANY STOCKS OUTSIDE OF THE UNITED STATES.

REVIEW

International equity markets moved strongly ahead in the second quarter. After a modest gain in the first quarter, the MSCI EAFE Index jumped 13 percent, led by a 24 percent gain in Japan. Political news dominated headlines and fundamental corporate change was at the heart of the impressive rise in European equity markets. In the Pacific, the quarter closed with China peacefully regaining control of Hong Kong after 156 years of British rule. The Lazard International Equity Portfolio participated in most of this bull rise in the second quarter and still leads the Index by a healthy margin.

Japan was the strongest performing equity market in dollar terms. Strong performance of our domestic Japanese holdings, which began to close some of the gap to the global exporters, offset low exposure to Japan. Ito-yokado (retailing), Mitsui Marine & Fire (insurance), Orix (leasing), Promise (consumer loans) and Sumitomo Trust (financial services) all significantly outperformed the Nikkei Index. New legislation to allow easier share buybacks and incentive-based stock options provided a further glimmer of change. European equity markets steadily advanced to new heights during the quarter. Despite a changing political climate, many European companies continue to forge a path of value creation for their shareholders.

OUTLOOK

Looking ahead, the many changes indicate corporate progress that is likely to drive equity performance for some time to come. Restructuring, however, is not a cure-all. It is not a path without bumps and we closely monitor the ability of companies to create shareholder value. So far, positive changes will far outweigh negative ones.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     INTERNATIONAL
                                    MSCI EAFE***      STOCK SERIES
1/3/95                                      $10,000         $10,000
95                                          $10,276         $10,488
96                                          $11,707         $12,355
97                                          $13,237         $14,863
International Stock Series
Average Annual Total Return*
                                              Since
1Year                             January 3, 1995**
+18.84%                                     +16.68%

           Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the stocks of Europe, Australia, and the Far East.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                         17.5%
Computer-Software                             16.2%
Cash Equivalents/Receivables                  15.3%
Business Services and Supplies                14.2%
Retail-Speciality                              9.3%
Health Care Services                           9.1%
Telephone Services                             7.6%
Computer-Communications Equipment              4.0%
Restaurants and Franchising                    3.6%
Telecommunication Equipment                    3.2%

TOP 10 HOLDINGS AS OF 6/30/97

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Acxiom Corp.                                             2.3%
 2.  Petroleum Geo-Services ADR                               2.2%
 3.  United Waste System, Inc.                                2.0%
 4.  Parametric Technology Corp.                              1.9%
 5.  American Oncology Resources, Inc.                        1.8%
 6.  Sterling Commerce, Inc.                                  1.7%
 7.  Cisco Systems, Inc.                                      1.7%
 8.  ABR Information Services, Inc.                           1.6%
 9.  McLeod, Inc. Class A                                     1.6%
10.  Input/Output, Inc.                                       1.5%

PORTFOLIO CHANGES FOR THE
PERIOD ENDED 6/30/97

ADDITIONS:                      ELIMINATIONS:
Andrew Corp. (with rights)      Advanced Fibre Communications
Arterial Vascular Engineering,  American Eagle Outfitters,
 Inc.                            Inc.
Blyth Industries, Inc.          Citrix Systems, Inc.
Camco International, Inc.       Cybercash, Inc.
Covance, Inc.                   CyberMedia, Inc.
Cracker Barrel Old Country      Famous Dave's of America, Inc.
 Store, Inc.                    Famous Dave's of America,
Dollar Tree Stores, Inc.         Inc., Warrants
Envoy Corp.                     Fila Holdings S.p.A. ADR
Fiserv, Inc.                    Idexx Laboratories, Inc.
General Nutrition Companies,    Informix Corp.
 Inc.                           Infinity Financial Technology,
Marine Drilling Companies,       Inc.
 Inc.                           Lernout and Hauspie Speech
Paychex, Inc.                    Products N.V.
Stolt Comex Seaway, S.A.        MFS Communications Co., Inc.
Stryker Corp.                   National Education Corp.
The Wet Seal, Inc.              Quality Dining, Inc.
Viking Office Products, Inc.    Rainforest Cafe, Inc.
WorldCom, Inc.                  Shiva Corp.
                                Transition Systems, Inc.
                                Trico Marine Services, Inc.
                                Westell Technologies, Inc.,
                                 Class A

FORTIS SERIES FUND: AGGRESSIVE GROWTH SERIES
DESIGNED ESPECIALLY FOR THE MOST AGGRESSIVE, LONG-TERM INVESTOR WHO BELIEVES IN THE ENTREPRENEURIAL OPPORTUNITIES OF AMERICA. THIS PORTFOLIO INVESTS IN SMALLER, EMERGING GROWTH COMPANIES THAT HAVE HIGH UNIT GROWTH RATES FOR THEIR PRODUCTS OR SERVICES.
REVIEW
After significantly underperforming during the initial four months of 1997, the emerging growth sector finally rebounded in May. Stock market returns have correlated with size so far in 1997, with the very largest "mega cap" issues significantly outperforming stocks in the "smaller cap" universe. The Aggressive Growth Series fund had a total return of -5.53 percent for the first half of 1997. During this period, downside volatility was experienced by the less liquid issues when investors recognized that the Federal Reserve was not going to raise interest rates further in late April. An unprecedented rebound took place in the emerging growth sector.
The focus of the fund is on well-managed emerging growth companies. The portfolio is well diversified with 89 holdings in numerous industry segments. Important growth areas include technology, consumer goods and health care. In recent months, we have reduced the fund's exposure to companies with limited revenue size and trading liquidity. This has resulted in a increased average size company in the portfolio. This should help to reduce future downside volatility. The cash position of the fund is 15 percent as of June 30, 1997. During most of the period, we maintained a larger cash position to buffer the portfolio during a turbulent first quarter.
OUTLOOK
Valuations for emerging growth holdings appear reasonable relative to expected long-term growth rates in earnings. After a significant rebound in performance, however, a period of consolidation is likely in the second half of the year. Longer term investing in the most dynamic growth sectors of the economy should prove rewarding for investors with patience and the fortitude to increase their investment when emerging growth stocks are out of favor.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   S&P 500***      AGGRESSIVE GROWTH SERIES
            5/2/94                   $10,000                $10,000
94                                        $9,912                       $9,133
95                                       $12,492                      $11,352
96                                       $15,760                      $14,722
97                                       $21,118                      $12,960
Aggressive Growth Series
Average Annual Total Return*
                                           Since
1 Year                             May 2, 1994**
-11.97%                                   +8.54%

           Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

FORTIS SERIES FUND, INC.
MONEY MARKET SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

SHORT-TERM INVESTMENTS-100.40%

--------------------------------------------------------------------------------
                                                                   Standard
    Principal                                                      & Poor's                          Market
     Amount                                                         Rating          Cost (a)       Value (b)
   -----------                                                  ---------------   ------------    ------------
                 BANKS-20.91%
   $1,400,000    Banc One Funding Corp., 5.73% 8-11-1997
                   (c)........................................            A1      $ 1,390,886     $ 1,390,886
    3,000,000    Chase Manhattan Bank N.A., 5.54% 8-4-1997....            A1        2,984,425       2,984,425
    3,300,000    Deutsche Bank Financial, Inc., 5.58%
                   8-6-1997...................................           A1+        3,313,088       3,300,091
      347,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.44%.............           A1+          347,000         347,000
    3,200,000    Norwest Corp., 5.75% 7-14-1997...............           A1+        3,193,006       3,193,006
    2,300,000    Toronto-Dominion Holdings USA, Inc., 5.81%
                   9-15-1997..................................           A1+        2,272,353       2,272,402
                                                                                  ------------    ------------
                                                                                   13,500,758      13,487,810
                                                                                  ------------    ------------
                 BEVERAGE-3.24%
    2,100,000    Pepsico, Inc., 5.60% 7-21-1997...............            A1        2,093,262       2,093,262
                                                                                  ------------    ------------
                 BROKERAGE AND INVESTMENT-5.06%
    3,300,000    Merrill Lynch & Co., Inc., 5.72% 9-3-1997,
                   5.72% 9-3-1997.............................            A1        3,266,812       3,266,574
                                                                                  ------------    ------------
                 CAPTIVE AUTO FINANCE-9.96%
    3,300,000    Ford Motor Credit Corp., 5.82% 8-20-1997.....            A1        3,273,680       3,273,680
    1,500,000    General Motors Acceptance Corp., 5.75%
                   9-11-1997..................................           P1*        1,482,997       1,482,936
    1,700,000    General Motors Acceptance Corp., 5.90%
                   10-27-1997.................................           P1*        1,668,081       1,668,475
                                                                                  ------------    ------------
                                                                                    6,424,758       6,425,091
                                                                                  ------------    ------------
                 CAPTIVE EQUIPMENT FINANCE-8.01%
    2,000,000    IBM Credit Corp., 5.72% 7-14-1997............            A1        1,995,668       1,995,668
    3,200,000    John Deere Capital Corp., 5.67% 8-26-1997....            A1        3,171,931       3,171,931
                                                                                  ------------    ------------
                                                                                    5,167,599       5,167,599
                                                                                  ------------    ------------
                 CONSUMER FINANCING-19.09%
    3,100,000    American Express Credit Corp., 5.66%
                   7-7-1997...................................            A1        3,096,661       3,096,661
    3,200,000    American General Finance Corp., 5.79%
                   9-24-1997..................................           A1+        3,157,191       3,157,114
    2,800,000    Beneficial Corp., 5.74% 9-9-1997.............            A1        2,769,186       2,769,021
    3,300,000    Commercial Credit Corp., 5.74% 7-16-1997.....            A1        3,291,787       3,291,787
                                                                                  ------------    ------------
                                                                                   12,314,825      12,314,583
                                                                                  ------------    ------------
                 DIVERSIFIED FINANCE-19.75%
    2,902,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................           A1+        2,902,000       2,902,000
    3,300,000    CIT Group, Inc., 5.70% 7-9-1997..............            A1        3,295,413       3,295,413
    3,300,000    General Electric Capital Corp., 5.94%
                   9-26-1997..................................           A1+        3,253,859       3,254,747
    3,300,000    Prudential Funding Corp., 5.65% 7-28-1997....           A1+        3,285,806       3,285,806
                                                                                  ------------    ------------
                                                                                   12,737,078      12,737,966
                                                                                  ------------    ------------
                 INDUSTRIAL-5.11%
    3,300,000    Xerox Credit Corp., 5.61% 7-10-1997..........            A1        3,294,958       3,294,958
                                                                                  ------------    ------------
                 UTILITIES-ELECTRIC-9.27%
    2,800,000    Duke Power Co., 5.60% 7-11-1997..............           A1+        2,795,294       2,795,294
    3,200,000    Wisconsin Electric Fuel Trust, 5.67%
                   7-28-1997..................................           A1+        3,186,212       3,186,212
                                                                                  ------------    ------------
                                                                                    5,981,506       5,981,506
                                                                                  ------------    ------------
                 TOTAL SHORT-TERM INVESTMENTS (COST:
                   $64,781,556) (a)...........................                                    $64,769,349
                                                                                                  ------------
                                                                                                  ------------

 (a) At June 30, 1997, the cost of securities for federal income tax purposes was $64,781,556 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation...........................................................................................  $   1,331
Unrealized depreciation...........................................................................................    (13,538)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation.......................................................................................  $ (12,207)
-----------------------------------------------------------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Commercial paper sold within the terms of private placement memorandums, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under the guidelines established by the board of directors.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of U.S. dollar denominated investments in foreign securities represents 8.63% of net assets as of June 30, 1997.
  * Moody's Rating

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

U.S. GOVERNMENT SECURITIES-94.86%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION-0.73%
                  MORTGAGE BACKED SECURITIES:
   $   984,006    9.50% 2016...................................   $   1,058,883    $   1,053,809
        14,046    11.25% 2015..................................          15,279           15,727
                                                                  -------------    -------------
                  TOTAL FEDERAL HOME LOAN MORTGAGE
                    CORPORATION................................       1,074,162        1,069,536
                                                                  -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION-21.53%
                  MORTGAGE BACKED SECURITIES:
     4,234,759    6.50% 2010-2024 (e)..........................       4,172,196        4,148,257
    11,470,154    7.00% 2003-2025..............................      11,304,254       11,283,861
     7,070,286    7.50% 2023-2026..............................       7,081,871        7,085,763
       260,451    8.50% 2017...................................         266,535          270,055
       184,186    9.00% 2020-2021..............................         183,798          193,972
     1,172,569    9.75% 2020...................................       1,264,909        1,268,389
                                                                  -------------    -------------
                                                                     24,273,563       24,250,297
                                                                  -------------    -------------
                  NOTES:
     7,000,000    6.85% 2000...................................       7,000,000        7,050,463
                                                                  -------------    -------------
                  REMIC-PAC'S:
        63,530    7.50% 2019...................................          65,883           63,356
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................      31,339,446       31,364,116
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-11.31%
                  MORTGAGE BACKED SECURITIES:
     9,430,000    7.50% 2023 (e)...............................       9,493,358        9,456,522
     2,846,107    9.00% 2020...................................       2,981,297        3,005,309
       647,136    9.125% 2018..................................         662,463          652,701
     3,148,065    9.50% 2018-2021..............................       3,266,575        3,368,676
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................      16,403,693       16,483,208
                                                                  -------------    -------------
                  OTHER DIRECT FEDERAL OBLIGATIONS-15.68%
                  FEDERAL HOME LOAN BANK:
     7,895,000    7.31% 2004...................................       7,916,738        8,172,738
                                                                  -------------    -------------
                  TENNESSEE VALLEY AUTHORITY:
    15,000,000    6.375% 2005..................................      14,383,275       14,675,520
                                                                  -------------    -------------
                  TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......      22,300,013       22,848,258
                                                                  -------------    -------------
                  OTHER GOVERNMENT AGENCIES-1.91%
                  RESOLUTION FUNDING CORPORATION:
     9,000,000    8.395% Zero Coupon Strip 2014 (d)............       2,440,354        2,781,891
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES-43.70%
                  BONDS:
     4,340,000    8.125% 2019-2021.............................       4,812,531        4,961,104
                                                                  -------------    -------------
                  NOTES:
     3,100,000    6.00% 1999...................................       3,098,065        3,095,155
     5,825,000    6.125% 2001..................................       5,732,447        5,768,567
     5,400,000    6.25% 2007...................................       5,326,248        5,281,875
    29,550,000    6.375% 2000..................................      29,681,406       29,660,812
     3,220,000    6.50% 2005...................................       3,212,332        3,211,950
       300,000    6.625% 2002..................................         300,642          302,719
    11,150,000    6.875% 2006..................................      11,277,666       11,379,969
                                                                  -------------    -------------
                                                                     58,628,806       58,701,047
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      63,441,337       63,662,151
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............   $ 136,999,005    $ 138,209,160
                                                                  -------------    -------------
                                                                  -------------    -------------

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

SHORT-TERM INVESTMENTS-6.48%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (b)
   -----------                                                   -------------
                 BANKS-1.68%
   $2,447,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.44%.............   $   2,447,000
                                                                 -------------
                 DIVERSIFIED FINANCE-0.14%
      205,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................         205,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-4.66%
    6,800,000    Federal National Mortgage Assoc., 5.52%,
                   7-10-1997..................................       6,789,762
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................   $   9,441,762
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $146,440,767) (a)..........................   $ 147,650,922
                                                                 -------------
                                                                 -------------

 (a) At June 30, 1997, the cost of securities for federal income tax purposes was $146,760,704 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $1,239,242
Unrealized depreciation..........................................    (349,024)
-----------------------------------------------------------------------------
Net unrealized appreciation......................................  $  890,218
-----------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rate disclosed for this security represents the effective yield on the date of acquisition.
 (e) The cost of securities purchased on a when-issued basis at June 30, 1997, is $11,063,233.

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

ASSET BACKED SECURITIES-26.36%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
                 AIRLINES-1.58%
   $1,300,000    Delta Airlines, 10.50% Pass Thru Certificate
                   4-30-2016..................................          BBB     $ 1,585,530     $ 1,601,085
                                                                                ------------    ------------
                 BANKS-0.99%
    1,000,000    Mid-State Trust, 7.54% Ser 6 Class A3
                   7-1-2035...................................           AA         999,375       1,005,938
                                                                                ------------    ------------
                 COMMERCIAL LOANS-14.29%
      464,610    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA         468,063         472,305
    1,250,000    First Union Lehman Brothers Commercial
                   Mortgage, 7.30% Ser 1997-C1 Class A2
                   12-18-2006.................................         Aaa*       1,263,030       1,273,828
      890,530    GS Mortgage Securities Corp. II Protective
                   Life, 7.02% Ser 1996-PL Class A1
                   3-1-2026...................................         Aaa*         890,474         894,983
      923,510    J.P. Morgan Commercial Mortgage Finance
                   Corp., 6.47% Ser 1996-C2 Class A
                   11-25-2027.................................          AAA         930,119         897,633
    2,213,152    Merrill Lynch Mortgage Investors, Inc.,
                   6.7887% Variable Rate Ser 1995-C3 Class A1
                   12-26-2025.................................          AAA       2,200,545       2,220,521
      969,400    Merrill Lynch Mortgage Investors, Inc.,
                   6.8151% Variable Rate Ser 1995-C2 Class A1
                   6-15-2021..................................         Aaa*         984,092         981,575
    1,400,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                   Ser 1996-C1 Class B 4-25-2028..............           AA       1,365,113       1,414,584
    1,000,000    Midland Realty Acceptance Corp., 7.76% Ser
                   1996-C1 Class B 7-25-2008..................           AA       1,009,589       1,035,938
      600,000    Morgan Stanley Capital I, Inc., 7.3773% Ser
                   1996-WF1 Class A3 8-15-2006 (e)............         Aaa*         611,961         614,438
    1,650,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MC1 Class B 2-15-2006.................          AA+       1,665,804       1,717,780
    2,000,000    Nationslink Funding Corp., 7.515% Ser 1996-1
                   Class A2 7-20-2005.........................          AAA       2,002,288       2,051,875
      899,349    Nationslink Funding Corp., 7.533% Ser 1996-1
                   Class A1 9-20-2002.........................          AAA         907,019         922,395
                                                                                ------------    ------------
                                                                                 14,298,097      14,497,855
                                                                                ------------    ------------
                 MANUFACTURED HOMES-4.77%
    1,800,000    Green Tree Financial Corp., 7.20% Ser 1993-4
                   Class B1 1-15-2019.........................        Baa3*       1,787,223       1,801,688
    1,500,000    Green Tree Financial Corp., 7.54% Ser 1997-2
                   Class M1 4-15-2028.........................         Aa3*       1,499,298       1,516,875
    1,500,000    Green Tree Financial Corp., 7.65% Ser 1994-1
                   Class A5 4-15-2019.........................         Aa2*       1,494,141       1,526,370
                                                                                ------------    ------------
                                                                                  4,780,662       4,844,933
                                                                                ------------    ------------
                 MISCELLANEOUS-0.40%
      403,092    Fifth Third Auto Grantor Trust, 6.70% Ser
                   1996-B Class B 3-15-2002...................            A         402,842         405,482
                                                                                ------------    ------------
                 MULTI-FAMILY LOANS-4.33%
    2,150,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-MF4 Class A2 4-18-2001................            A       2,184,448       2,217,170
    1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-MF12 Class B1 9-18-2003...............           NR       1,473,750       1,572,105
      813,298    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.7625% Ser 1996-1
                   Class A Principal Only 1-1-2033 (e)(g).....        Baa3*         603,497         605,907
                                                                                ------------    ------------
                                                                                  4,261,695       4,395,182
                                                                                ------------    ------------
                 TOTAL ASSET BACKED SECURITIES................                  $26,328,201     $26,750,475
                                                                                ------------    ------------
                                                                                ------------    ------------

CORPORATE BONDS-INVESTMENT GRADE-31.82%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
                 AEROSPACE AND EQUIPMENT-0.50%
   $  500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $   502,888     $   506,291
                                                                                ------------    ------------
                 BANKS-7.40%
    1,500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                   (f)........................................          AAA       1,497,175       1,480,140
    1,000,000    Citicorp Capital II, 8.015% Bond 2-15-2027...           A-       1,000,000       1,003,812
    1,500,000    Keystone Financial Funding Corp., 7.30%
                   Medium Term Note 5-15-2004.................         BBB+       1,496,371       1,512,660
    2,000,000    Republic NY Capital I, 7.75% 11-15-2026......           A+       1,938,005       1,961,162
    1,100,000    Republic NY Capital II, 7.53% 12-4-2026......           A+       1,052,994       1,054,853
      500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                   2-15-2004..................................         BBB-         497,785         492,904
                                                                                ------------    ------------
                                                                                  7,482,330       7,505,531
                                                                                ------------    ------------
                 BROKERAGE AND INVESTMENT-4.44%
    1,500,000    Bear Stearns Capital Trust I, 7.00% Variable
                   Rate Bond 1-15-2027........................          BBB       1,499,134       1,483,966
    1,500,000    Lehman Brothers Holdings, 7.375% Sr Note
                   5-15-2004..................................            A       1,494,176       1,511,298

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
   $  500,000    Salomon, Inc., 6.75% Sr Note 2-15-2003.......          BBB     $   499,152     $   489,983
    1,000,000    Salomon, Inc., 7.75% Sr Note 5-15-2000.......          BBB       1,015,925       1,025,626
                                                                                ------------    ------------
                                                                                  4,508,387       4,510,873
                                                                                ------------    ------------
                 CABLE TELEVISION-1.06%
    1,000,000    Comcast Cable Communications, Inc., 8.50%
                   Note 5-1-2027 (with rights) (f)............         BBB-         998,292       1,078,159
                                                                                ------------    ------------
                 CHEMICALS-0.94%
    1,000,000    Lyondell Petrochemical, 7.55% Deb
                   2-15-2026..................................         BBB-         946,162         956,007
                                                                                ------------    ------------
                 ENERGY-1.49%
      750,000    NGC Corp. Capital Trust, 8.316% 6-1-2027
                   (f)........................................          BBB         750,000         774,087
      750,000    NGC Corp., 7.625% Deb 10-15-2026.............         BBB+         746,438         745,228
                                                                                ------------    ------------
                                                                                  1,496,438       1,519,315
                                                                                ------------    ------------
                 ENTERTAINMENT-0.84%
    1,000,000    Six Flags Entertainment, 6.58% Zero Coupon
                   Note 12-15-1999 (d)........................         BBB-         852,791         850,130
                                                                                ------------    ------------
                 FINANCE COMPANIES-1.23%
    1,250,000    Homeside Lending, Inc., 6.875% Medium Term
                   Note 6-30-2002.............................          BBB       1,249,588       1,245,050
                                                                                ------------    ------------
                 FOREIGN-GOVERNMENT-1.23%
    1,250,000    Poland (Republic of), 7.125% Yankee Bond
                   7-1-2004...................................         BBB-       1,243,638       1,245,600
                                                                                ------------    ------------
                 MEDIA-1.06%
    1,000,000    News America Holdings, 8.875% Deb
                   4-26-2023..................................          BBB         992,156       1,071,654
                                                                                ------------    ------------
                 NATURAL GAS TRANSMISSIONS-0.99%
    1,000,000    Tennessee Gas Pipeline, 7.50% Bond
                   4-1-2017...................................          BBB         984,118       1,001,511
                                                                                ------------    ------------
                 OIL-REFINING-2.91%
    1,500,000    Coastal Corp., 7.42% Note 2-15-2037..........         BBB-       1,426,826       1,433,949
    1,500,000    Tosco Corp., 7.80% Note 1-1-2027 (f).........         BBB-       1,498,327       1,516,140
                                                                                ------------    ------------
                                                                                  2,925,153       2,950,089
                                                                                ------------    ------------
                 REAL ESTATE-INVESTMENT TRUST-1.02%
    1,000,000    Meditrust, 7.82% Note 9-10-2026..............         BBB-       1,000,000       1,037,913
                                                                                ------------    ------------
                 SUPRANATIONAL-0.99%
    1,000,000    Corp Andina De Fomento, 7.10% Yankee Bond
                   2-1-2003...................................         BBB+         999,449       1,002,647
                                                                                ------------    ------------
                 TELECOMMUNICATIONS-0.99%
    1,000,000    360 Communications Co., 7.50% Sr Note
                   3-1-2006...................................         BBB-         997,906       1,003,774
                                                                                ------------    ------------
                 TELEPHONE SERVICES-2.03%
    2,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A       1,983,971       2,059,360
                                                                                ------------    ------------
                 UTILITIES-ELECTRIC-2.70%
    1,500,000    Empresa Nacional de Electricidad, 7.325%
                   Yankee Bond 2-1-2037.......................           A-       1,500,000       1,502,766
    1,250,000    Texas Utilities Electric Capital V, 8.125%
                   1-30-2037..................................          BBB       1,250,000       1,238,966
                                                                                ------------    ------------
                                                                                  2,750,000       2,741,732
                                                                                ------------    ------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $31,913,267     $32,285,636
                                                                                ------------    ------------
                                                                                ------------    ------------

CORPORATE BONDS-NON-INVESTMENT GRADE-15.06%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
                 BROADCASTING-0.51%
   $  500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B     $   500,000     $   515,000
                                                                                ------------    ------------
                 CABLE TELEVISION-2.62%
    1,000,000    Australis Media Ltd., 16.20% Sr Sub Yankee
                   Note 5-15-2003 (Zero coupon through
                   5-15-2000, thereafter 15.75% (and
                   warrants)) (d).............................           NR         710,145         730,000
    1,000,000    Cablevision Systems Corp., 10.50% Sr Sub Deb
                   5-15-2016..................................            B       1,014,864       1,100,000

--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (a)       Value (b)
   -----------                                                  -------------   ------------    ------------
   $  500,000    Telewest Communications plc, 9.625% Yankee
                   Deb 10-1-2006..............................           B+     $   515,778     $   522,500
      500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................           B-         489,358         310,000
                                                                                ------------    ------------
                                                                                  2,730,145       2,662,500
                                                                                ------------    ------------
                 COMPUTER-HARDWARE-1.06%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......           B+       1,087,388       1,080,000
                                                                                ------------    ------------
                 ENERGY-0.98%
    1,000,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007 (e)..............................            B       1,000,000         990,000
                                                                                ------------    ------------
                 FOOD-MISCELLANEOUS-1.08%
    1,000,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........           B+       1,000,000       1,092,500
                                                                                ------------    ------------
                 HEALTH CARE SERVICES-0.54%
      500,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                   3-1-2005...................................           B+         531,842         547,500
                                                                                ------------    ------------
                 HOTEL AND MOTEL-1.02%
    1,000,000    HMH Properties, Inc., 9.50% Sr Note
                   5-15-2005..................................          BB-       1,011,815       1,040,000
                                                                                ------------    ------------
                 HOUSING-0.52%
      500,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................           B+         527,097         532,500
                                                                                ------------    ------------
                 LEISURE TIME-AMUSEMENTS-1.96%
    1,000,000    Station Casinos, Inc., 10.125% Sr Sub Note
                   3-15-2006..................................           B+       1,008,712       1,010,000
    1,000,000    Trump Atlantic City Associates Funding, Inc.,
                   11.25% First Mtg Bond 5-1-2006.............          BB-         984,322         975,000
                                                                                ------------    ------------
                                                                                  1,993,034       1,985,000
                                                                                ------------    ------------
                 STEEL AND IRON-1.59%
    1,000,000    AK Steel Corp., 10.75% Sr Note 4-1-2004......          BB-       1,091,474       1,076,250
      500,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B         518,271         532,500
                                                                                ------------    ------------
                                                                                  1,609,745       1,608,750
                                                                                ------------    ------------
                 TELECOMMUNICATIONS-2.14%
      500,000    Dobson Communications Corp., 11.75% Sr Note
                   4-15-2007..................................           NR         475,195         485,000
    1,000,000    Paging Network, Inc., 10.125% Sr Sub Note
                   8-1-2007...................................            B       1,040,279         970,000
    1,000,000    Teleport Communications, 11.125% Sr Disc Note
                   7-1-2007 (Zero coupon until 7-1-2001,
                   thereafter 11.125%) (d)....................            B         656,573         718,750
                                                                                ------------    ------------
                                                                                  2,172,047       2,173,750
                                                                                ------------    ------------
                 TEXTILE MANUFACTURING-1.04%
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+       1,053,973       1,052,500
                                                                                ------------    ------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $15,217,086     $15,280,000
                                                                                ------------    ------------
                                                                                ------------    ------------

U.S. GOVERNMENT SECURITIES-23.61%

--------------------------------------------------------------------------------
    Principal                                                                       Market
     Amount                                                        Cost (a)       Value (b)
   -----------                                                   ------------    ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-8.76%
                 MORTGAGE BACKED SECURITIES:
   $2,613,530    6.50% 2010-2012 (h)..........................   $ 2,581,379     $ 2,560,181
    4,700,274    7.00% 2025...................................     4,629,983       4,606,278
    1,712,491    7.50% 2022-2026..............................     1,750,076       1,716,240
                                                                 ------------    ------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................     8,961,438       8,882,699
                                                                 ------------    ------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-5.11%
                 MORTGAGE BACKED SECURITIES:
    3,065,038    9.00% 2020...................................     3,210,627       3,236,487
      611,359    9.125% 2018 Fleet Mortgage Securities Ser
                   1989-3 Class D 2108 (GNMA Backed)..........       620,120         616,616
    1,251,539    9.50% 2019...................................     1,299,384       1,336,751
                                                                 ------------    ------------
                 TOTAL GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION................................     5,130,131       5,189,854
                                                                 ------------    ------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                       Market
     Amount                                                        Cost (a)       Value (b)
   -----------                                                   ------------    ------------
                 U.S. TREASURY SECURITIES-9.74%
                 BONDS:
   $  415,000    6.50% 2026...................................   $   399,438     $   397,751
                                                                 ------------    ------------
                 NOTES:
    1,300,000    6.25% 2007...................................     1,282,756       1,271,562
    1,100,000    6.50% 2005...................................     1,087,240       1,097,250
    4,670,000    6.625% 2002..................................     4,670,434       4,712,320
      590,000    7.00% 2006...................................       609,380         606,963
    1,760,000    7.125% 1999..................................     1,787,995       1,796,300
                                                                 ------------    ------------
                                                                   9,437,805       9,484,395
                                                                 ------------    ------------
                 TOTAL U.S. TREASURY SECURITIES...............     9,837,243       9,882,146
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............   $23,928,812     $23,954,699
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $97,387,366     $98,270,810
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-1.11%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (b)
   -----------                                                   ------------
                 BANKS-1.11%
   $1,128,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.44%.............   $ 1,128,000
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $98,515,366) (a)...........................   $99,398,810
                                                                 ------------
                                                                 ------------

 (a) At June 30, 1997, the cost of securities for federal income tax purposes was $98,516,917 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $1,395,212
Unrealized depreciation.....................................    (513,319)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $  881,893
------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuations of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.40% of net assets as of June 30, 1997.
 (d) The interest rate disclosed for these securities represents the original issue discount yields on the date of acquisition.
 (e) Securities sold within the terms of private placement memorandums, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors". These Investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following section 144A security transactions:

        DATE ACQUIRED           SHARES/PAR                  SECURITY                  COST BASIS 6/30/97
--------------------------------------------------------------------------------------------------------
May 17, 1996                      464,610   DLJ Mortgage Acceptance Corp., 7.28% Ser         468,063
                                              1996-CF1 Class A1 3-13-2028
May 20, 1997                    1,000,000   Energy Corp. of America, 9.50% Sr Sub          1,000,000
                                              Note 5-15-2007
May 6, 1997 & March 7, 1996       813,298   Fund America Structured Transactions,            603,497
                                              L.P. Collateralized Note, 8.7625% Ser
                                              1996-1 Class A Principal Only 1-1-2033
June 11, 1997                     600,000   Morgan Stanley Capital I, Inc., 7.3773%          611,961
                                              Ser 1996 WF1 Class A3 8-15-2006

The value of these securities at June 30, 1997, is $2,682,650 which represents 2.64% of total net assets.

 (f) Securities sold within the terms of private placement memorandums, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors". Pursuant to guidelines adopted by The Board of Directors, these issues are deemed to be liquid. The value of these securities at June 30, 1997, is $4,848,526 which represents 4.78% of total net assets.
 (g) The interest rate disclosed for principal only strips represent effective yields at June 30, 1997, based upon future cash flows. The aggregate value of this security at June 30, 1997, is $605,907 which represents .60% of total net assets.
 (h) The cost of securities purchased on a when-issued basis at June 30, 1997, is $873,243.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES
Schedule of Investments
June 30,1997 (Unaudited)

ASSET BACKED SECURITIES-4.51%

--------------------------------------------------------------------------------
                                                                      Standard
      Principal                                                       & Poor's                         Market
     Amount (d)                                                        Rating       Cost (a)(d)     Value (b)(d)
   ---------------                                                  -------------   ------------    ------------
                     NETHERLANDS-4.51%
   $       900,000   ARKAIG Finance Co. (US Dollar), 5.65766%
                       Floating Rate Note 3-19-1999...............          AAA     $   899,845     $   899,820
                                                                                    ------------    ------------

CORPORATE BONDS-INVESTMENT GRADE-61.47%

--------------------------------------------------------------------------------
                                                                      Standard
      Principal                                                       & Poor's                         Market
     Amount (d)                                                        Rating       Cost (a)(d)     Value (b)(d)
   ---------------                                                  -------------   ------------    ------------
                     AUSTRIA-3.70%
   $       700,000   Republic of Austria (US Dollar), 7.875%
                       3-26-2002..................................          AAA     $   735,993     $   737,625
                                                                                    ------------    ------------
                     CANADA-1.93%
           470,000   Canadian Government (Canadian Dollar), 8.00%
                       6-1-2023...................................          AAA         361,651         386,512
                                                                                    ------------    ------------
                     DENMARK-7.33%
         4,050,000   Kingdom of Denmark (Danish Krone), 8.00%
                       11-15-2001.................................          AAA         728,644         685,799
         4,550,000   Kingdom of Denmark (Danish Krone), 8.00%
                       5-15-2003..................................          AAA         838,223         776,642
                                                                                    ------------    ------------
                                                                                      1,566,867       1,462,441
                                                                                    ------------    ------------
                     GERMANY-10.42%
         1,670,000   Bundesobl.V.95/oos.116 STV (German
                       Deutschemark), 5.75% 8-22-2000.............         Aaa*       1,135,204       1,007,060
           880,000   Deutsche Ausgleichsbank (German
                       Deutschemark), 6.375% 11-7-2002............          AAA         623,335         538,595
           860,000   Landeskreditbank Baden-Wurttemberg (German
                       Deutschemark), 6.625% 8-20-2003............          AAA         613,278         531,536
                                                                                    ------------    ------------
                                                                                      2,371,817       2,077,191
                                                                                    ------------    ------------
                     ITALY-8.31%
     1,080,000,000   Buoni Poliennali Del Tesoro (Italian Lira),
                       10.50% 4-1-2000............................          AAA         707,959         700,619
     1,475,000,000   Buoni Poliennali Del Tesoro (Italian Lira),
                       9.50% 2-1-2001.............................          AAA         987,606         955,651
                                                                                    ------------    ------------
                                                                                      1,695,565       1,656,270
                                                                                    ------------    ------------
                     JAPAN-7.11%
        18,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 4.50% 6-20-2000............         Aaa*         182,438         171,950
        58,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 5.25% 03-20-2002...........          AAA         584,646         587,007
        63,000,000   Japan Development Bank (Japanese Yen), 6.50%
                       9-20-2001..................................         Aaa*         664,286         658,257
                                                                                    ------------    ------------
                                                                                      1,431,370       1,417,214
                                                                                    ------------    ------------
                     NETHERLANDS-3.04%
         1,100,000   Dutch Government (Dutch Guilders), 6.50%
                       4-15-2003..................................           NR         678,350         605,771
                                                                                    ------------    ------------
                     SPAIN-12.10%
       130,000,000   Bonos Y Obligation Del Estado (Spanish
                       Peseta), 7.40% 7-30-1999...................         Aa2*         946,580         923,400
        70,000,000   Bonos Y Obligation Del Estado (Spanish
                       Peseta), 7.90% 2-28-2002...................         Aa2*         533,419         521,371
        90,000,000   Bonos Y Obligation Del Estado (Spanish
                       Peseta), 8.00% Deb 5-30-2004...............         Aa2*         685,925         674,678
        38,000,000   Bonos Y Obligation Del Estado (Spanish
                       Peseta), 8.20% 2-28-2009...................         Aa2*         294,634         293,210
                                                                                    ------------    ------------
                                                                                      2,460,558       2,412,659
                                                                                    ------------    ------------
                     UNITED KINGDOM-3.99%
           410,000   United Kingdom Treasury (British Pound),
                       8.75% 8-25-2017............................         Aaa*         735,952         795,593
                                                                                    ------------    ------------
                     UNITED STATES-3.54%
           650,000   General Electric Capital Corp., 8.125%
                       2-23-2007..................................          AAA         706,342         705,656
                                                                                    ------------    ------------
                     TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $12,744,465     $12,256,932
                                                                                    ------------    ------------
                                                                                    ------------    ------------

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES (CONTINUED)
Schedule of Investments
June 30,1997 (Unaudited)

U.S. GOVERNMENT SECURITIES-11.16%

--------------------------------------------------------------------------------
    Principal                                                                       Market
   Amount (d)                                                    Cost (a)(d)     Value (b)(d)
   -----------                                                   ------------    ------------
                 U.S. TREASURY SECURITIES-11.16%
                 BONDS:
   $1,450,000    7.03% 2017 (e)...............................   $   375,553     $   366,631
      400,000    6.50% 2026...................................       402,173         383,375
      400,000    8.125% 2019..................................       458,721         456,125
                                                                 ------------    ------------
                                                                   1,236,447       1,206,131
                                                                 ------------    ------------
                 NOTES:
      500,000    6.625% 2007..................................       498,684         504,062
      500,000    7.00% 2006...................................       512,153         514,375
                                                                 ------------    ------------
                                                                   1,010,837       1,018,437
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............   $ 2,247,284     $ 2,224,568
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $15,891,594     $15,381,320
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-20.56%

--------------------------------------------------------------------------------
    Principal                                                                       Market
   Amount (d)                                                    Cost (a)(d)     Value (b)(d)
   -----------                                                   ------------    ------------
                 U.S. TREASURY BILLS-17.68%
   $1,500,000    U.S. Treasury Bill, 4.95% 9-18-1997..........   $ 1,482,500     $ 1,483,243
      800,000    U.S. Treasury Bill, 4.96% 8-14-1997..........       795,100         795,100
    1,250,000    U.S. Treasury Bill, 5.21% 7-17-1997..........     1,246,978       1,246,978
                                                                 ------------    ------------
                                                                   3,524,578       3,525,321
                                                                 ------------    ------------
                 BANKS-0.00%
          872    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.44%.............           872             872
                                                                 ------------    ------------
                 INVESTMENT COMPANY-2.88%
      574,316    First American Institutional Government Fund,
                   Current rate -- 5.43%......................       574,316         574,316
                                                                 ------------    ------------
                 TOTAL SHORT-TERM INVESTMENTS.................   $ 4,099,766     $ 4,100,509
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL INVESTMENTS IN SECURITIES (a)..........   $19,991,360     $19,481,829
                                                                 ------------    ------------
                                                                 ------------    ------------

 (a) At June 30, 1997, the cost of securities for federal income tax purposes was $19,991,360 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $    96,838
Unrealized depreciation.....................................     (606,369)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $  (509,531)
-------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuations of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
 (e) The interest rate disclosed for these securities represents the effective yields on the date of acquisition.
  * Moody's Rating

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS AND WARRANTS-0.24%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             APPAREL-0.03%
      250    Hosiery Corp. of America Class A (a)(f)......   $     4,230     $    15,000
                                                             ------------    ------------
             CABLE TELEVISION-0.00%
    2,500    American Telecasting, Inc. (Warrants) (a)....         5,000             500
    1,000    Australis Media Ltd. (Warrants) (a)..........            10               1
                                                             ------------    ------------
                                                                   5,010             501
                                                             ------------    ------------
             CONSUMER GOODS-0.00%
      200    Chattem, Inc. (Warrants) (a)(f)..............         2,546             750
                                                             ------------    ------------
             ELECTRONIC-CONTROLS AND EQUIPMENT-0.04%
      500    Electronic Retailing Systems (Warrants)
               (a)(f).....................................        19,676          20,000
                                                             ------------    ------------
             TELECOMMUNICATIONS-0.17%
    1,000    American Communications Services, Inc.
               (Warrants) (a)(f)..........................        45,700          45,000
    3,300    Clearnet Communications, Inc. (Warrants)
               (a)........................................        42,075          26,400
    2,560    Intercel, Inc. (Warrants) (a)................        18,824          15,360
                                                             ------------    ------------
                                                                 106,599          86,760
                                                             ------------    ------------
             TOTAL COMMON STOCKS AND WARRANTS.............   $   138,061     $   123,011
                                                             ------------    ------------
                                                             ------------    ------------

CORPORATE BONDS-NON-INVESTMENT GRADE-95.36%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
                 AEROSPACE AND EQUIPMENT-0.36%
   $  175,000    K & F Industries, Inc., 11.875% Sr Secured
                   Note 12-1-2003.............................          BB-     $   164,625     $   184,240
                                                                                ------------    ------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS-3.19%
    1,000,000    Collins & Aikman Products, 11.50% Sr Sub Note
                   4-15-2006..................................            B       1,120,881       1,132,500
      500,000    J.B. Poindexter & Co., 12.50% Sr Note
                   5-15-2004..................................           B-         485,956         500,000
                                                                                ------------    ------------
                                                                                  1,606,837       1,632,500
                                                                                ------------    ------------
                 BANKS-0.97%
      500,000    BankUnited Capital Trust, 10.25% Deb
                   12-31-2026.................................           NR         492,503         495,000
                                                                                ------------    ------------
                 BROADCASTING-3.98%
      250,000    Commodore Media, Inc., 12.71% Sr Sub Note
                   5-1-2003...................................          B3*         243,668         272,500
    1,000,000    Sinclair Broadcast Group, Inc., 9.00% Sr Sub
                   Note 7-15-2007 (g).........................            B         974,300         970,000
      500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B         510,878         515,000
      250,000    Spanish Broadcasting Systems, Inc., 12.50% Sr
                   Note 6-15-2002.............................            B         260,533         276,875
                                                                                ------------    ------------
                                                                                  1,989,379       2,034,375
                                                                                ------------    ------------
                 BUILDING MATERIALS-2.01%
    1,000,000    Reliant Building Product, 10.875% Sr Sub Note
                   5-1-2004 (f)...............................          B3*       1,000,000       1,025,000
                                                                                ------------    ------------
                 CABLE TELEVISION-8.32%
    1,008,750    Australis Media Ltd., 14.00% Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75%) (e).....................         CCC-         672,179         736,387
    2,000,000    Australis Media Ltd., 16.20% Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75% (and warrants)) (e)......           NR       1,306,868       1,460,000
      500,000    Diamond Cable Communications plc, 11.67% Sr
                   Disc Note 12-15-2005 (Zero coupon through
                   12-15-2000, thereafter 11.75%) (e).........           B-         338,750         337,500
      500,000    Olympus Communication L.P., 10.625% Sr Note
                   11-15-2006.................................            B         500,000         525,000
    1,500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................           B-       1,162,261         930,000
    1,000,000    Wireless One, Inc., 13.463% Sr Disc Note
                   8-1-2006 (Zero coupon through 8-1-2001,
                   thereafter 13.50%) (and warrants) (e)......           B-         588,145         265,000
                                                                                ------------    ------------
                                                                                  4,568,203       4,253,887
                                                                                ------------    ------------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
                 CHEMICALS-9.82%
   $  500,000    Agricultural Minerals & Chemicals, 10.75% Sr
                   Note 9-30-2003.............................          BB-     $   524,755     $   540,000
    1,000,000    LaRoche Industries, Inc., 13.00% Sr Sub Note
                   8-15-2004..................................            B       1,082,141       1,110,000
    1,000,000    NL Industries, Inc., 11.75% Sr Secured Note
                   10-15-2003.................................            B       1,101,691       1,088,750
    1,000,000    Sterling Chemical Holdings, 11.84% Sr Disc
                   Note 8-15-2008 (Zero coupon through
                   8-15-2001, thereafter 13.50%) (e)..........           B+         659,791         660,000
    1,000,000    Sterling Chemicals, Inc., 11.75% Sr Sub Note
                   8-15-2006..................................           B+       1,049,446       1,080,000
      500,000    Terra Industries, 10.50% Sr Note 6-15-2005...          BB-         529,394         541,250
                                                                                ------------    ------------
                                                                                  4,947,218       5,020,000
                                                                                ------------    ------------
                 COMPUTER-HARDWARE-2.11%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......           B+       1,088,754       1,080,000
                                                                                ------------    ------------
                 CONSUMER GOODS-3.23%
      250,000    Chattem, Inc., 12.75% Sr Sub Note Ser B
                   6-15-2004..................................           B-         258,753         278,750
      500,000    Drypers Corp., 10.25% Sr Note 6-15-2007
                   (f)........................................            B         501,249         495,000
    1,000,000    Remington Product Co. LLC, 11.00% Sr Sub Note
                   5-15-2006..................................         CCC+         860,467         880,000
                                                                                ------------    ------------
                                                                                  1,620,469       1,653,750
                                                                                ------------    ------------
                 DAIRY PRODUCTS-1.90%
    1,000,000    Fage Dairy Industries, Inc., 9.00% Sr Note
                   7-1-2007 (f)...............................           BB         980,455         970,000
                                                                                ------------    ------------
                 ELECTRONIC-CONTROLS AND EQUIPMENT-0.64%
      500,000    Electronic Retailing Systems, 13.25% Sr Disc
                   Note 2-1-2004 (Zero Coupon until 2-1-2000,
                   thereafter 13.25%) (e)(f)..................           NR         346,020         325,000
                                                                                ------------    ------------
                 ENERGY-3.11%
      500,000    Belden & Blake, 9.875% Sr Sub Note 6-15-2007
                   (f)........................................           NR         500,000         496,250
    1,000,000    Benton Oil & Gas, 11.625% Sr Note 5-1-2003...           B+       1,075,436       1,092,500
                                                                                ------------    ------------
                                                                                  1,575,436       1,588,750
                                                                                ------------    ------------
                 FINANCE COMPANIES-0.18%
       81,000    Homeside, Inc., 11.25% Sr Secured Second
                   Priority Note 5-15-2003....................          BB+          81,000          94,163
                                                                                ------------    ------------
                 FOOD-MISCELLANEOUS-2.14%
    1,000,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........           B+       1,059,797       1,092,500
                                                                                ------------    ------------
                 FOREST PRODUCTS-1.57%
    1,000,000    Ivex Holdings Corp., 11.29% Sr Disc Deb
                   3-15-2005 (Zero Coupon until 3-15-2000,
                   thereafter 13.25%) (e)                                B-         797,168         805,000
                                                                                ------------    ------------
                 HEALTH CARE SERVICES-2.65%
      250,000    Healthsouth Corp., 9.50% Sr Sub Note
                   4-1-2001...................................          BB-         258,919         262,500
    1,000,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                   3-1-2005...................................           B+       1,099,002       1,095,000
                                                                                ------------    ------------
                                                                                  1,357,921       1,357,500
                                                                                ------------    ------------
                 HOTEL AND MOTEL-2.03%
    1,000,000    HMH Properties, Inc., 9.50% Sr Note
                   5-15-2005..................................          BB-       1,006,415       1,040,000
                                                                                ------------    ------------
                 HOUSING-4.15%
    1,500,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................           B+       1,547,709       1,597,500
      500,000    NVR, Inc., 11.00% Sr Note 4-15-2003..........            B         530,093         525,000
                                                                                ------------    ------------
                                                                                  2,077,802       2,122,500
                                                                                ------------    ------------
                 INDUSTRIAL-5.06%
      500,000    Amtrol, Inc., 10.625% Sr Sub Note
                   12-31-2006.................................           B-         512,174         511,250
    1,000,000    Exide Corp., 10.75% Sr Note 12-15-2002 (f)...           B+       1,060,967       1,052,500
    1,000,000    Inter-City Products Corp. USA, 9.75% Sr
                   Secured Note 3-1-2000......................           B-       1,019,255       1,025,000
                                                                                ------------    ------------
                                                                                  2,592,396       2,588,750
                                                                                ------------    ------------
                 LEISURE TIME-AMUSEMENTS-6.56%
      500,000    Argosy Gaming Co., 13.25% First Mortgage Bond
                   6-1-2004...................................           B+         491,273         481,250
    1,000,000    Mohegan Tribal Gaming, 13.50% Sr Note
                   11-15-2002.................................          BB+       1,223,175       1,310,000
    1,000,000    Station Casinos, Inc., 10.125% Sr Sub Note
                   3-15-2006..................................           B+       1,008,716       1,010,000

--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
   $  500,000    Waterford Gaming LLC, 12.75% Sr Note
                   11-15-2003 (f).............................           NR     $   561,044     $   556,250
                                                                                ------------    ------------
                                                                                  3,284,208       3,357,500
                                                                                ------------    ------------
                 MACHINERY-2.07%
    1,000,000    Clark Materials Handling, 10.75% Sr Note
                   11-15-2006.................................           B+       1,028,297       1,057,500
                                                                                ------------    ------------
                 PUBLISING-2.44%
    1,000,000    Marvel (Parent) Holdings, Inc., 14.46% Sr
                   Secured Zero Coupon Discount Note 4-15-1998
                   (a)(e).....................................            D         845,091         135,000
    1,000,000    Petersen Publishing Co. LLC, 11.125% Sr Sub
                   Note 11-15-2006............................           B-       1,063,974       1,115,000
                                                                                ------------    ------------
                                                                                  1,909,065       1,250,000
                                                                                ------------    ------------
                 STEEL AND IRON-6.15%
    1,000,000    AK Steel Corp., 10.75% Sr Note 4-1-2004......          BB-       1,086,400       1,076,250
      500,000    CSN Iron Panama, 9.125% Sr Note 6-1-2007
                   (f)........................................           NR         497,752         488,750
      500,000    WCI Steel, Inc., 10.00% Sr Note 12-1-2004....           B+         520,000         517,500
    1,000,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B       1,048,036       1,065,000
                                                                                ------------    ------------
                                                                                  3,152,188       3,147,500
                                                                                ------------    ------------
                 TECHNOLOGY-1.98%
    1,000,000    Viasystems, Inc., 9.75% Sr Sub Note 6-1-2007
                   (f)........................................           B-       1,000,000       1,015,000
                                                                                ------------    ------------
                 TELECOMMUNICATIONS-13.77%
      500,000    Cellular Communications, Inc., 11.96% Zero
                   Coupon Note 8-15-2000 (e)..................         CCC+         358,677         381,250
      500,000    Fonorola, Inc., 12.50% Sr Secured Note
                   8-15-2002..................................           B+         516,461         555,000
      800,000    Intercel, Inc., 10.935% Sr Disc Note 2-1-2006
                   (Zero coupon until 2-1-2001, thereafter
                   12.00%) (e)................................            B         552,887         512,000
      500,000    Metrocall, Inc., 10.375% Sr Sub Note
                   10-1-2007..................................          CCC         434,166         457,500
    1,000,000    Nextel Communications, 11.84% Sr Disc Note
                   8-15-2004 (Zero coupon through 2-15-1999,
                   thereafter 9.75%) (e)......................         CCC-         781,184         770,000
      500,000    Omnipoint Corp., 11.625% Sr Note 8-15-2006...         CCC+         480,013         480,000
    1,000,000    Phonetel Technologies, 12.00% Sr Note
                   12-15-2006.................................           B-       1,002,482       1,010,000
    1,000,000    PriCellular Wireless Corp., 12.25% Sr Disc
                   Note 10-1-2003 (Zero coupon until
                   10-1-1998, thereafter 12.25%) (e)..........         CCC+         948,865         940,000
    1,000,000    Shared Technologies Fairchild, 10.969% Sr Sub
                   Note 3-1-2006 (Zero coupon until 3-1-2001,
                   thereafter 12.25%) (e).....................         Caa*         886,728         895,000
      500,000    Western Wireless Corp., 10.50% Sr Sub Note
                   6-1-2006...................................           B-         523,218         519,375
      500,000    Western Wireless, 10.50% Sr Sub Note
                   2-1-2007...................................           B-         500,000         519,375
                                                                                ------------    ------------
                                                                                  6,984,681       7,039,500
                                                                                ------------    ------------
                 TEXTILE MANUFACTURING-2.06%
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+       1,050,135       1,052,500
                                                                                ------------    ------------
                 TRANSPORTATION-2.09%
    1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                   4-15-2007 (f)..............................           NR       1,057,105       1,070,000
                                                                                ------------    ------------
                 WASTE DISPOSAL-0.82%
      375,000    Norcal Waste Systems, Inc., 13.00% Increasing
                   Rate Sr Note 11-15-2005 (e)................          BB-         371,377         420,000
                                                                                ------------    ------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $49,189,454     $48,772,415
                                                                                ------------    ------------
                                                                                ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................                  $49,327,515     $48,895,426
                                                                                ------------    ------------
                                                                                ------------    ------------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

SHORT-TERM INVESTMENTS-1.63%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                      Value (c)
   ---------                                                   ------------
               BANKS-0.28%
   $143,000    First Trust Money Market Variable Rate Time
                 Deposit, Current rate -- 5.44%.............   $   143,000
                                                               ------------
               DIVERSIFIED FINANCE-1.35%
    690,000    Associates Corp. Master Variable Rate Note,
                 Current rate -- 5.42%......................       690,000
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................   $   833,000
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $50,160,515) (B)...........................   $49,728,426
                                                               ------------
                                                               ------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $50,167,764, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,079,614
Unrealized depreciation.....................................   (1,518,952)
-------------------------------------------------------------------------
Net Unrealized depreciation.................................  $  (439,338)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.89% of net assets as of June 30, 1997.
 (e) The interest rates disclosed for these securities represent the original issue discount yields on the date of acquisition.
 (f) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

  DATE ACQUIRED     SHARES/PAR                                     SECURITY                                     COST BASIS
---------------------------------------------------------------------------------------------------------------------------
November 10, 1995        1,000   American Communications Services, Inc. (Warrants)                                   45,700
June 23, 1997          500,000   Belden & Blake, 9.875% 6-15-2007                                                   500,000
June 10, 1994              200   Chattem, Inc. (Warrants)                                                             2,546
June 17, 1997          500,000   CSN Iron Panama, 9.125% 6-1-2007                                                   497,752
June 17, 1997          250,000   Drypers Corp., 10.25% 6-15-2007                                                    250,000
June 19, 1997          250,000   Drypers Corp., 10.25% 6-15-2007                                                    251,249
January 21, 1997           500   Electronic Retailing Systems (Warrants)                                             19,676
January 21, 1997       500,000   Electronic Retailing Systems, 13.25% 2-1-2004                                      346,020
June 16, 1997        1,000,000   Exide Corp., 10.75% 12-15-2002                                                   1,060,967
February 6, 1997     1,000,000   Fage Dairy Industries, Inc., 9.00% 7-1-2007                                        980,455
May 14, 1997         1,000,000   Greyhound Lines, Inc., 11.50% 4-15-2007                                          1,057,105
October 7, 1994            250   Hosiery Corp. of America Class A                                                     4,230
May 5, 1997            500,000   Reliant Building Products, 10.875% 5-1-2004                                      1,000,000
June 2, 1997         1,000,000   Viasystems, Inc., 9.75% 6-1-2007                                                 1,000,000
June 17, 1997          500,000   Waterford Gaming LLC, 12.75% 11-15-2003                                            561,045

The value of these securities at June 30, 1997, was $7,574,500, which represents 14.81% of total net assets.

 (g) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The value of this security at June 30, 1997, was $970,000, which represents 1.90% of total net assets.
  * Moody's Rating

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-54.86%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS-0.63%
      46,000   Magna International, Inc. Class A............   $   2,185,416    $   2,768,625
                                                               -------------    -------------
               BANKS-1.40%
      53,000   Banc One Corp................................       2,049,927        2,567,187
      13,000   U.S. Bancorp.................................         730,905          833,625
      53,000   Union Planters Corp..........................       1,839,620        2,749,375
                                                               -------------    -------------
                                                                   4,620,452        6,150,187
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-0.90%
      33,000   Amgen, Inc. (a)..............................       1,856,402        1,918,125
      66,000   Centocor, Inc. (a)...........................       2,318,401        2,050,125
                                                               -------------    -------------
                                                                   4,174,803        3,968,250
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-0.78%
      53,114   First Data Corp..............................       1,188,880        2,333,696
      45,000   Ingram Micro, Inc. Class A (a)...............         893,400        1,085,625
                                                               -------------    -------------
                                                                   2,082,280        3,419,321
                                                               -------------    -------------
               CHEMICALS-0.62%
      63,000   Monsanto Co..................................       2,602,164        2,712,937
                                                               -------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-0.58%
      39,000   Cisco Systems, Inc. (a)......................         467,866        2,617,875
                                                               -------------    -------------
               COMPUTER-SOFTWARE-4.75%
      70,300   Fiserv, Inc. (a).............................       2,598,130        3,137,137
      67,000   Microsoft Corp. (a)..........................       1,427,368        8,467,125
      65,050   Oracle Corp. (a).............................         289,289        3,276,894
     141,919   Sterling Commerce, Inc. (a)..................       2,383,221        4,665,587
      43,000   Sterling Software, Inc. (a)..................         444,105        1,343,750
                                                               -------------    -------------
                                                                   7,142,113       20,890,493
                                                               -------------    -------------
               CONSTRUCTION-0.41%
      33,000   Fluor Corp...................................       2,445,623        1,821,187
                                                               -------------    -------------
               CONTAINERS AND PACKAGING-0.49%
      40,500   Crown Cork & Seal Company, Inc...............       1,875,060        2,164,219
                                                               -------------    -------------
               DRUGS-3.23%
      73,200   Forest Laboratories, Inc. (a)................       2,735,536        3,033,225
      45,000   Lilly (Eli) & Co., Inc.......................       2,797,817        4,919,063
      73,000   Mylan Laboratories, Inc......................       1,198,682        1,076,750
      34,200   Teva Pharmaceutical Industries Ltd. ADR......       1,696,950        2,214,450
      24,000   Warner-Lambert Co............................       2,170,147        2,982,000
                                                               -------------    -------------
                                                                  10,599,132       14,225,488
                                                               -------------    -------------
               ELECTRICAL EQUIPMENT-1.51%
     102,000   General Electric Co..........................       4,493,271        6,668,250
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.92%
      25,000   Intel Corp...................................       1,478,690        3,545,313
      64,400   Motorola, Inc................................       2,884,391        4,894,400
                                                               -------------    -------------
                                                                   4,363,081        8,439,713
                                                               -------------    -------------
               FINANCE SERVICES-4.63%
     169,000   Fannie Mae...................................       4,410,213        7,372,625
      99,196   Green Tree Financial Corp....................       1,421,270        3,533,858
     136,250   MBNA Corp....................................       1,912,740        4,990,156
      94,000   MGIC Investment Corp.........................       3,146,689        4,506,125
                                                               -------------    -------------
                                                                  10,890,912       20,402,764
                                                               -------------    -------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               FOOD-2.48%
     227,000   Archer-Daniels-Midland Co....................   $   4,765,405    $   5,334,500
      45,600   ConAgra, Inc.................................       1,998,455        2,924,100
      58,000   Heinz (H.J.) Co..............................       1,852,810        2,675,250
                                                               -------------    -------------
                                                                   8,616,670       10,933,850
                                                               -------------    -------------
               HEALTH CARE SERVICES-2.12%
      39,000   Cardinal Health, Inc.........................       1,848,080        2,232,750
     120,000   Columbia/HCA Healthcare Corp.................       3,713,031        4,717,500
      33,000   Oxford Health Plans, Inc. (a)................       1,235,312        2,367,750
                                                               -------------    -------------
                                                                   6,796,423        9,318,000
                                                               -------------    -------------
               HOTEL AND GAMING-1.12%
     105,500   Mirage Resorts, Inc. (a).....................       1,199,434        2,663,875
      61,000   Sun International Hotels Ltd. (a)............       2,934,931        2,253,188
                                                               -------------    -------------
                                                                   4,134,365        4,917,063
                                                               -------------    -------------
               INSURANCE-3.06%
      64,000   American International Group, Inc............       6,578,642        9,560,000
     104,000   Hartford Life, Inc. (a)......................       3,390,637        3,900,000
                                                               -------------    -------------
                                                                   9,969,279       13,460,000
                                                               -------------    -------------
               MEDICAL SUPPLIES-0.56%
      37,000   Abbott Laboratories..........................       1,681,465        2,469,750
                                                               -------------    -------------
               MEDICAL TECHNOLOGY-2.20%
      45,900   Boston Scientific Corp. (a)..................       1,892,442        2,819,981
      75,600   Depuy, Inc. (a)..............................       1,323,000        1,738,800
      63,200   Medtronic, Inc. (and rights).................       2,186,423        5,119,200
                                                               -------------    -------------
                                                                   5,401,865        9,677,981
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-2.50%
      38,900   Camco International, Inc.....................       1,691,080        2,129,775
      48,000   Domain Energy Corp. (a)......................         648,000          648,000
      59,200   Precision Drilling Corp. (a).................       2,174,937        2,863,800
      43,000   Schlumberger Ltd.............................       3,979,114        5,375,000
                                                               -------------    -------------
                                                                   8,493,131       11,016,575
                                                               -------------    -------------
               OIL-CRUDE PETROLEUM AND GAS-1.71%
      31,200   Noble Affiliates, Inc........................       1,380,744        1,207,050
     100,400   Nuevo Energy Co. (a).........................       3,991,559        4,116,400
     151,000   Santa Fe Energy Resources, Inc. (a)..........       2,193,754        2,217,813
                                                               -------------    -------------
                                                                   7,566,057        7,541,263
                                                               -------------    -------------
               OIL-OFFSHORE DRILLING-0.29%
      37,000   Santa Fe International Corp. (a).............       1,100,910        1,258,000
                                                               -------------    -------------
               PAPER-0.38%
      62,000   U.S. Filter Corp. (a)........................       1,951,302        1,689,500
                                                               -------------    -------------
               PUBLISHING-0.56%
      51,000   Time Warner, Inc.............................       2,384,250        2,460,750
                                                               -------------    -------------
               RAILROAD AND RAILROAD EQUIPMENT-0.43%
     112,500   Tranz Rail Holdings Ltd. ADR.................       2,025,000        1,898,438
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-1.00%
      83,200   Kohl's Corp. (a).............................       1,624,871        4,404,400
                                                               -------------    -------------
               RETAIL-SPECIALTY-4.68%
     191,000   Costco Companies, Inc. (a)...................       3,371,589        6,279,125
     163,050   CUC International, Inc. (a)..................       2,862,366        4,208,728
      81,500   Home Depot, Inc..............................       3,542,446        5,618,406
      56,000   Lowe's Companies, Inc........................       2,231,318        2,079,000

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
      70,500   Pep Boys-Manny Moe & Jack....................   $   2,279,307    $   2,401,406
                                                               -------------    -------------
                                                                  14,287,026       20,586,665
                                                               -------------    -------------
               TELECOMMUNICATIONS-0.01%
       1,000   Hyperion Telecom (Warrants) (e)..............           4,022           25,000
                                                               -------------    -------------
               TELECOMMUNICATION EQUIPMENT-2.17%
     104,000   Ericsson (L.M.) Telephone Co. Class B ADR....       1,185,552        4,095,000
      98,000   Tellabs, Inc.(a).............................       1,981,118        5,475,750
                                                               -------------    -------------
                                                                   3,166,670        9,570,750
                                                               -------------    -------------
               TELEPHONE SERVICES-2.35%
     154,000   AirTouch Communications, Inc. (a)............       4,074,979        4,215,750
     190,988   WorldCom, Inc. (a)...........................       2,195,852        6,111,616
                                                               -------------    -------------
                                                                   6,270,831       10,327,366
                                                               -------------    -------------
               TOBACCO-1.33%
     132,000   Philip Morris Companies, Inc.................       4,750,716        5,857,500
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               TOYS-1.24%
     161,651   Mattel, Inc..................................   $   2,523,828    $   5,475,928
                                                               -------------    -------------
               UTILITIES-ELECTRIC-1.36%
      65,100   AES Corp. (a)................................       3,253,045        4,605,825
      94,900   Tucson Electric Power Co. (a)................       1,584,142        1,376,050
                                                               -------------    -------------
                                                                   4,837,187        5,981,875
                                                               -------------    -------------
               UTILITIES-TELEPHONE-0.86%
      65,000   Deutsche Telekom AG ADR......................       1,227,850        1,568,125
      14,500   Telebras ADR.................................       1,249,973        2,200,375
                                                               -------------    -------------
                                                                   2,477,823        3,768,500
                                                               -------------    -------------
               WASTE DISPOSAL-0.60%
      68,000   U.S.A. Waste Services, Inc. (a)..............       2,429,286        2,626,500
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 160,435,150    $ 241,514,963
                                                               -------------    -------------
                                                               -------------    -------------

ASSET BACKED SECURITIES-8.97%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 BANKS-0.57%
   $1,000,000    Mid-State Trust, 7.54% Ser 6 Class A3
                   7-1-2035...................................           AA     $     999,375    $   1,005,938
    1,500,000    PNC Mortgage Securities Corp., 7.50% Ser 1997
                   Class 2PP1 7-25-2027.......................          AAA         1,496,484        1,502,344
                                                                                -------------    -------------
                                                                                    2,495,859        2,508,282
                                                                                -------------    -------------
                 COMMERCIAL LOANS-4.64%
    1,858,012    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA         1,871,819        1,888,785
    2,500,000    First Union Lehman Brothers Commercial
                   Mortgage, 7.30% Ser 1997-C1 Class A2
                   12-18-2006.................................         Aaa*         2,526,061        2,547,656
    2,894,224    GS Mortgage Securities Corp. II Protective
                   Life, 7.02% Ser 1996-PL Class A1
                   3-1-2026...................................         Aaa*         2,852,006        2,908,695
    1,385,265    J.P. Morgan Commercial Mortgage Finance
                   Corp., 6.47% Ser 1996-C2 Class A
                   11-25-2027.................................          AAA         1,395,178        1,346,450
    1,360,000    J.P. Morgan Commercial Mortgage Finance
                   Corp., 7.472% Ser 1997-C4 Class B
                   12-26-2028.................................           AA         1,370,168        1,387,200
    1,600,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                   Ser 1996-C1 Class B 4-25-2028..............           AA         1,602,475        1,616,667
    1,200,000    Midland Realty Acceptance Corp., 7.76% Ser
                   1996-C1 Class B 7-25-2008..................           AA         1,211,506        1,243,125
      550,000    Morgan Stanley Capital I, Inc., 7.3773% Ser
                   1996-WF1 Class A3 8-15-2006 (e)............         Aaa*           560,964          563,235
    1,075,000    Mortgage Capital Funding, Inc., 7.288% Ser
                   1997-MC1 Class A3 3-20-2007................         Aaa*         1,085,748        1,089,109
    1,000,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MC1 Class B 2-15-2006.................          AA+         1,009,578        1,041,079
    1,870,000    Nationslink Funding Corp., 7.515% Ser 1996-1
                   Class A2 7-20-2005.........................          AAA         1,872,139        1,918,503
    2,787,982    Nationslink Funding Corp., 7.533% Ser 1996-1
                   Class A1 9-20-2002.........................          AAA         2,802,526        2,859,424
                                                                                -------------    -------------
                                                                                   20,160,168       20,409,928
                                                                                -------------    -------------
                 MANUFACTURED HOMES-0.92%
   $4,000,000    Green Tree Financial Corp., 7.65% Ser 1994-1
                   Class A5 4-15-2019.........................         Aa2*         4,070,313        4,070,320
                                                                                -------------    -------------
                 MISCELLANEOUS-0.16%
      683,207    Fifth Third Auto Grantor Trust, 6.70% Ser
                   1996-B Class B 3-15-2002...................            A           682,784          687,258
                                                                                -------------    -------------
                 MULTI-FAMILY LOANS-1.67%
    4,851,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-MF4 Class A2 4-18-2001................            A         4,928,725        5,002,555
    1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-MF12 Class B1 9-18-2003...............           NR         1,473,750        1,572,105
    1,016,621    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.7625% Ser 1996-1
                   Class A Principal Only 1-1-2033 (e)(g).....        Baa3*           748,514          757,383
                                                                                -------------    -------------
                                                                                    7,150,989        7,332,043
                                                                                -------------    -------------
                 RAILROAD AND RAILROAD EQUIPMENT-0.21%
      910,000    Railcar Leasing L.L.C., 7.125% Ser 1997-1
                   Class A2 1-15-2013 (e).....................          AAA           908,153          906,661
                                                                                -------------    -------------

--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 WHOLE LOAN RESIDENTIAL-0.80%
   $1,928,591    Blackrock Capital Funding L.L.C., 7.75%
                   97-R1-Cl Class A1 3-1-2027 (e).............         Aaa*     $   1,946,334    $   1,961,136
    1,600,000    Residential Asset Securitization Trust,
                   7.125% Ser 1997-A5 Class A7 7-25-2027......          AAA         1,565,528        1,589,000
                                                                                -------------    -------------
                                                                                    3,511,862        3,550,136
                                                                                -------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                  $  38,980,128    $  39,464,628
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-8.66%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AEROSPACE AND EQUIPMENT-0.35%
   $1,500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $   1,508,665    $   1,518,873
                                                                                -------------    -------------
                 AIRLINES-0.35%
    1,500,000    Federal Express Corp., 7.50% 1997-A Pass Thru
                   Certificate 1-15-2018......................          AAA         1,500,000        1,530,604
                                                                                -------------    -------------
                 BANKS-1.07%
    1,750,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                   (f)........................................          AAA         1,746,704        1,726,830
      500,000    Citicorp Capital II, 8.015% Bond 2-15-2027...           A-           500,000          501,906
    1,000,000    Republic NY Capital I, 7.75% 11-15-2026......           A+           975,069          980,581
    1,500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                   2-15-2004..................................         BBB-         1,493,355        1,478,712
                                                                                -------------    -------------
                                                                                    4,715,128        4,688,029
                                                                                -------------    -------------
                 BROKERAGE AND INVESTMENT-1.35%
    1,500,000    Bear Stearns Capital Trust I, 7.00% Variable
                   Rate Bond 1-15-2027........................          BBB         1,499,134        1,483,966
    2,500,000    Lehman Brothers Holdings, 7.375% Sr Note
                   5-15-2004..................................            A         2,490,294        2,518,830
    2,000,000    Salomon, Inc., 6.75% Sr Note 2-15-2003.......          BBB         1,996,607        1,959,930
                                                                                -------------    -------------
                                                                                    5,986,035        5,962,726
                                                                                -------------    -------------
                 BUILDING MATERIALS-0.23%
    1,000,000    Owens-Corning, 7.00% Medium Term Note
                   5-15-2000..................................         BBB-         1,000,000        1,004,466
                                                                                -------------    -------------
                 CHEMICALS-0.33%
    1,500,000    Lyondell Petrochemical, 7.55% Deb
                   2-15-2026..................................         BBB-         1,413,203        1,434,010
                                                                                -------------    -------------
                 CONSUMER FINANCE-0.28%
    1,250,000    Beneficial Corp., 6.33% Medium Term Note
                   12-18-2000.................................            A         1,238,758        1,235,689
                                                                                -------------    -------------
                 ENERGY-0.35%
      750,000    NGC Corp. Capital Trust, 8.316% 6-1-2027
                   (f)........................................          BBB           750,000          774,087
      750,000    NGC Corp., 7.625% Deb 10-15-2026.............         BBB+           746,438          745,228
                                                                                -------------    -------------
                                                                                    1,496,438        1,519,315
                                                                                -------------    -------------
                 FINANCE COMPANIES-0.28%
    1,250,000    Homeside Lending, Inc., 6.875% Medium Term
                   Note 6-30-2002.............................          BBB         1,249,588        1,245,050
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT-0.28%
    1,250,000    Poland (Republic of), 7.125% Yankee Bond
                   7-1-2004...................................         BBB-         1,243,637        1,245,600
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT AGENCIES-0.35%
    1,500,000    Quebec (Province of), 7.50% Yankee Bond
                   7-15-2002..................................           A+         1,547,331        1,539,255
                                                                                -------------    -------------
                 MEDIA-0.65%
    1,235,000    News America Holdings, 7.50% Sr Note
                   3-1-2000...................................          BBB         1,250,998        1,258,847
    1,500,000    News America Holdings, 8.875% Deb
                   4-26-2023..................................          BBB         1,558,716        1,607,481
                                                                                -------------    -------------
                                                                                    2,809,714        2,866,328
                                                                                -------------    -------------
                 MISCELLANEOUS-0.06%
      250,000    New York (City of), 10.00% General Obligation
                   Taxable Bond Fiscal 1991 Ser D 8-1-2005....         BBB+           237,441          281,332
                                                                                -------------    -------------
                 RAILROAD AND RAILROAD EQUIPMENT-0.39%
    1,650,000    CSX Corp., 7.90% Deb 5-1-2017 (f)............          BBB         1,649,046        1,708,039
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 REAL ESTATE-INVESTMENT TRUST-0.35%
   $1,500,000    Meditrust, 7.82% Note 9-10-2026..............         BBB-     $   1,570,282    $   1,556,869
                                                                                -------------    -------------
                 SUPRANATIONAL-0.34%
    1,500,000    Corp Andina De Fomento, 7.10% Yankee Bond
                   2-1-2003...................................         BBB+         1,499,173        1,503,970
                                                                                -------------    -------------
                 TELECOMMUNICATIONS-0.80%
    3,500,000    360 Communications Co., 7.50% Sr Note
                   3-1-2006...................................         BBB-         3,492,671        3,513,209
                                                                                -------------    -------------
                 TELEPHONE SERVICES-0.23%
    1,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A           991,986        1,029,680
                                                                                -------------    -------------
                 UTILITIES-ELECTRIC-0.34%
    1,500,000    Texas Utilities Electric Capital V, 8.125%
                   1-30-2037..................................          BBB         1,500,000        1,486,760
                                                                                -------------    -------------
                 NATURAL GAS TRANSMISSIONS-0.28%
    1,250,000    Tennessee Gas Pipeline, 7.50% Bond
                   4-1-2017...................................          BBB         1,230,147        1,251,889
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $  37,879,243    $  38,121,693
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-5.38%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 BROADCASTING-0.23%
   $1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B     $   1,000,000    $   1,030,000
                                                                                -------------    -------------
                 CABLE TELEVISION-0.79%
    1,000,000    Australis Media Ltd., 16.20% Sr Sub Yankee
                   Note 5-15-2003 (Zero coupon through
                   5-15-2000, thereafter 15.75% (and
                   warrants)) (d).............................           NR           710,146          730,000
    1,000,000    Cablevision Systems Corp., 10.50% Sr Sub Deb
                   5-15-2016..................................            B         1,014,864        1,100,000
    1,000,000    Telewest Communications plc, 9.625% Yankee
                   Deb 10-1-2006..............................           B+         1,031,556        1,045,000
    1,000,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................           B-           978,715          620,000
                                                                                -------------    -------------
                                                                                    3,735,281        3,495,000
                                                                                -------------    -------------
                 COMPUTER-HARDWARE-0.25%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......           B+         1,087,388        1,080,000
                                                                                -------------    -------------
                 ENERGY-0.39%
    1,750,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007 (e)..............................            B         1,750,000        1,732,500
                                                                                -------------    -------------
                 FOOD-MISCELLANEOUS-0.37%
    1,500,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........           B+         1,498,125        1,638,750
                                                                                -------------    -------------
                 HEALTH CARE SERVICES-0.25%
    1,000,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                   3-1-2005...................................           B+         1,063,683        1,095,000
                                                                                -------------    -------------
                 HOTEL AND MOTEL-0.24%
    1,000,000    HMH Properties, Inc., 9.50% Sr Note
                   5-15-2005..................................          BB-         1,011,815        1,040,000
                                                                                -------------    -------------
                 HOUSING-0.36%
    1,500,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................           B+         1,593,485        1,597,500
                                                                                -------------    -------------
                 LEISURE TIME-AMUSEMENTS-0.46%
    1,000,000    Station Casinos, Inc., 10.125% Sr Sub Note
                   3-15-2006..................................           B+         1,008,712        1,010,000
    1,000,000    Trump Atlantic City Associates Funding, Inc.,
                   11.25% First Mtg Bond 5-1-2006.............          BB-           982,513          975,000
                                                                                -------------    -------------
                                                                                    1,991,225        1,985,000
                                                                                -------------    -------------
                 RETAIL-MISCELLANEOUS-0.23%
    1,000,000    Travelcenters of America, 10.25% Sr Sub Note
                   4-1-2007 (e)...............................            B         1,000,000        1,025,000
                                                                                -------------    -------------
                 STEEL AND IRON-0.49%
    1,000,000    AK Steel Corp., 10.75% Sr Note 4-1-2004......          BB-         1,091,474        1,076,250
    1,000,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B         1,034,342        1,065,000
                                                                                -------------    -------------
                                                                                    2,125,816        2,141,250
                                                                                -------------    -------------

--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 TELECOMMUNICATIONS-1.08%
   $1,000,000    Dobson Communications Corp., 11.75% Sr Note
                   4-15-2007..................................           NR     $     952,853    $     970,000
    1,000,000    Globalstar LP/Capital, 11.375% Sr Note
                   2-15-2004 (e)..............................            B         1,037,305          990,000
      250,000    Omnipoint Corp., 11.625% Sr Note 8-15-2006...         CCC+           254,274          240,000
    1,000,000    Paging Network, Inc., 10.125% Sr Sub Note
                   8-1-2007...................................            B         1,055,969          970,000
      500,000    Phonetel Technologies, 12.00% Sr Note
                   12-15-2006.................................           B-           501,241          505,000
    1,500,000    Teleport Communications, 11.125% Sr Disc Note
                   7-1-2007 (Zero coupon until 7-1-2001,
                   thereafter 11.125%) (d)....................            B           984,860        1,078,125
                                                                                -------------    -------------
                                                                                    4,786,502        4,753,125
                                                                                -------------    -------------
                 TEXTILE MANUFACTURING-0.24%
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+         1,054,022        1,052,500
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $  23,697,342    $  23,665,625
                                                                                -------------    -------------
                                                                                -------------    -------------

U.S. GOVERNMENT SECURITIES-19.72%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION-4.57%
                  MORTGAGE BACKED SECURITIES:
   $ 6,947,268    6.50% 2010-2012..............................   $   6,867,782    $   6,805,090
     7,489,846    7.00% 2011-2025..............................       7,367,172        7,371,784
     2,328,320    7.50% 2022-2026..............................       2,386,510        2,333,417
     1,519,213    8.00% 2025...................................       1,542,239        1,551,970
        56,501    9.00% 2021...................................          56,377           59,503
                                                                  -------------    -------------
                                                                     18,220,080       18,121,764
                                                                  -------------    -------------
                  NOTES:
     2,000,000    6.85% 2000...................................       2,000,000        2,014,418
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................      20,220,080       20,136,182
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-1.77%
                  MORTGAGE BACKED SECURITIES:
     3,149,643    7.50% 2023...................................       3,001,019        3,157,523
     3,997,120    9.00% 2022-2023..............................       4,127,026        4,220,706
       323,567    9.125% 2018 Fleet Mortgage Securities Ser
                    1989-3 Class D 2018 (GNMA Backed)..........         331,252          326,350
        82,522    9.50% 2020...................................          82,316           88,943
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................       7,541,613        7,793,522
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES-13.38%
                  BONDS:
     1,130,000    6.50% 2026...................................       1,088,158        1,083,034
       800,000    8.875% 2019..................................         968,382          978,750
                                                                  -------------    -------------
                                                                      2,056,540        2,061,784
                                                                  -------------    -------------
                  NOTES:
     6,410,000    6.00% 1998...................................       6,423,814        6,416,006
     1,915,000    6.125% 2001..................................       1,913,047        1,896,447
    16,750,000    6.25% 1999-2007..............................      16,700,320       16,660,760
     8,235,000    6.375% 2000..................................       8,231,937        8,265,881
     3,550,000    6.50% 2005...................................       3,508,818        3,541,125
     5,700,000    6.625% 2002..................................       5,711,420        5,751,653
     2,090,000    6.875% 2006..................................       2,085,977        2,133,106
     9,910,000    7.00% 2006...................................      10,235,518       10,194,913

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
   $ 1,915,000    7.50% 1999...................................   $   1,965,891    $   1,969,457
                                                                  -------------    -------------
                                                                     56,776,742       56,829,348
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      58,833,282       58,891,132
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............   $  86,594,975    $  86,820,836
                                                                  -------------    -------------
                                                                  -------------    -------------
                  TOTAL LONG-TERM INVESTMENTS..................   $ 347,586,838    $ 429,587,745
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-1.17%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-0.07%
   $  315,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.44%.............   $     315,000
                                                                 -------------
                 DIVERSIFIED FINANCE-1.10%
    4,832,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................       4,832,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................   $   5,147,000
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $352,733,838) (b)..........................   $ 434,734,745
                                                                 -------------
                                                                 -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $352,733,838 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $86,111,903
Unrealized depreciation.....................................   (4,110,996)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $82,000,907
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuations of securities.
 (d) The interest rate disclosed for these securities represents the original issue discount yields on the date of acquisition.
 (e) Securities sold within the terms of private placement memorandums, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors". These Investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following section 144A security transactions:

DATE ACQUIRED                  SHARES/PAR                            SECURITY                            COST BASIS 6/30/97
---------------------------------------------------------------------------------------------------------------------------
April 2, 1997                   1,928,591   Blackrock Capital Funding L.L.C., 7.75% 97-R1-Cl Class A1         1,946,334
                                            3-1-2027
May 17, 1996                    1,858,012   DLJ Mortgage Acceptance Corp., 7.28% Ser 1996-CF1 Class A1        1,871,819
                                            3-13-2028
May 20, 1997                    1,750,000   Energy Corp. of America, 9.50% Sr Sub Note 5-15-2007              1,750,000
May 6, 1997 & March 29, 1996    1,016,621   Fund America Structured Transactions, L.P. Collateralized           748,514
                                            Note, 8.7625% Ser 1996-1 Class A Principal Only 1-1-2033
June 10, 1997                   1,000,000   Globalstar LP/Capital, 11.375% Sr Note 2-15-2004                  1,037,305
April 26, 1996                      1,000   Hyperion Telecom (Warrants)                                           4,022
June 11, 1997                     600,000   Morgan Stanley Capital I, Inc., 7.3773% Ser 1996 WF1 Class          560,964
                                            A3 8-15-2006
March 4, 1997                     600,000   Railcar Leasing L.L.C., 7.125% Ser 1997-1 Class A2                  908,153
                                            1-15-2013
March 24, 1997                    600,000   Travelcenters of America, 10.25% Sr Sub Note 4-1-2007             1,000,000

The value of these securities at June 30, 1997, is $9,849,700 which represents 2.24% of total net assets.

 (f) Securities sold within the terms of private placement memorandums, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors". Pursuant to guidelines adopted by The Board of Directors, these issues are deemed to be liquid. The value of these securities at June 30, 1997, is $4,208,956 which represents .96% of total net assets.
 (g) The interest rate disclosed for principal only strips represent effective yields at June 30, 1997, 1996, based upon future cash flows. This investment has been identified by portfolio management as an illiquid security. The aggregate value of this security at June 30, 1997, is $757,383 which represents .17% of total net assets.
 (h) The cost of securities purchased on a when-issued at June 30, 1997, is $1,741,580.
 (i) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.50% of net assets as of June 30, 1997.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES
Schedule of Investments
June 30,1997 (Unaudited)

COMMON STOCKS-57.64%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
               AUSTRALIA-0.79%
     34,807    Coles Myer Ltd. -- RETAIL-MISCELLANEOUS......   $   122,081     $   179,660
     47,300    CSR Limited -- BUILDING MATERIALS............       167,647         181,779
                                                               ------------    ------------
                                                                   289,728         361,439
                                                               ------------    ------------
               BELGIUM-0.58%
      5,100    Delhaize-Le Lion
                 S.A. -- RETAIL-MISCELLANEOUS...............       255,685         268,122
                                                               ------------    ------------
               BERMUDA-0.47%
     10,300    Terra Nova (Burmuda) Holdings -- INSURANCE...       202,333         216,300
                                                               ------------    ------------
               CANADA-0.87%
      5,300    Potash Corporation of
                 Saskatchewan -- CHEMICALS..................       430,856         399,356
                                                               ------------    ------------
               FRANCE-2.34%
      4,540    Banque Nationale de Paris -- BANKS...........       170,985         187,294
        341    Bongrain S.A. -- FOOD........................       169,170         133,532
      1,683    Elf Aquitaine -- OIL-CRUDE PETROLEUM AND
                 GAS........................................       119,270         181,747
      2,100    PSA Peugeot Citroen S.A. -- AUTOMOBILE
                 MANUFACTURERS..............................       280,723         203,170
      2,850    Scor S.A. -- INSURANCE.......................        99,467         114,856
      4,050    Valeo S.A. -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................       177,328         251,791
                                                               ------------    ------------
                                                                 1,016,943       1,072,390
                                                               ------------    ------------
               GERMANY-2.63%
      5,000    Basf AG -- CHEMICALS.........................       110,339         184,645
      6,550    Bayer AG -- CHEMICALS........................       182,990         252,598
        660    Karstadt AG -- RETAIL-DEPARTMENT STORES......       255,306         238,618
        125    Mannesmann AG -- MACHINERY...................        34,331          55,881
      4,400    Veba AG -- UTILITIES-ELECTRIC................       209,002         248,718
        250    Viag AG -- ELECTRIC PRODUCTS.................       102,693         114,273
        150    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....        43,858         113,800
                                                               ------------    ------------
                                                                   938,519       1,208,533
                                                               ------------    ------------
               HONG KONG-0.35%
     42,000    Jardine Strategic Holdings
                 Ltd. -- MISCELLANEOUS......................       125,664         158,760
                                                               ------------    ------------
               IRELAND-2.43%
     23,700    Clondalkin Group Units plc -- CONTAINERS AND
                 PACKAGING..................................       205,365         228,826
     46,969    Green Property plc -- REAL ESTATE............       129,763         253,672
    123,077    Irish Life plc -- INSURANCE..................       627,099         631,296
                                                               ------------    ------------
                                                                   962,227       1,113,794
                                                               ------------    ------------
               ITALY-0.53%
    146,000    Olivetti Group, includes Ing C. Olivetti & C.
                 S.p.A. -- OFFICE EQUIPMENT AND SUPPLIES....        55,941          41,316
     37,100    Stet Societa' Finanziaria Telefonica
                 S.p.A. -- TELECOMMUNICATIONS...............        81,159         128,645
     38,000    Telecom Italia
                 S.p.A. -- UTILITIES-TELEPHONE..............        47,368          75,151
                                                               ------------    ------------
                                                                   184,468         245,112
                                                               ------------    ------------
               JAPAN-6.40%
      4,000    Daicel Chemical Industries
                 Ltd. -- CHEMICALS..........................        21,751          15,485
         40    East Japan Railway Co. -- TRANSPORTATION.....       195,497         205,540
     18,000    Fuji Photo Film -- PHOTOGRAPHIC..............       531,716         725,159
      6,000    Hitachi Ltd. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................        56,981          67,115
     22,000    Kao Corp. -- HOUSEHOLD PRODUCTS..............       300,249         305,689
     13,000    Matsushita Electric Industrial
                 Co. -- ELECTRIC PRODUCTS...................       202,800         262,431
     54,000    Nichido Fire & Marine
                 Insurance -- INSURANCE.....................       419,179         394,512
         20    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................       142,089         192,257
     60,000    NKK Corp. -- STEEL AND IRON..................       125,664         128,987
      2,000    Sony Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       114,488         174,605
     10,000    Sumitomo Rubber Industries -- AUTOMOBILE AND
                 MOTOR VEHICLE PARTS........................        88,145          67,377
      2,000    TDK Corp. -- ELECTRIC-COMPONENTS AND PARTS...       105,885         146,989
      4,000    Toyo Seikan Kaisha -- CONTAINERS AND
                 PACKAGING..................................       113,255          88,788

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30,1997 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
      6,000    Yamanouchi Pharmaceutical -- DRUGS...........   $   126,213     $   161,496
                                                               ------------    ------------
                                                                 2,543,912       2,936,430
                                                               ------------    ------------
               NETHERLANDS-2.95%
     13,872    ABN-AMRO Holding NV -- BANKS.................       127,746         259,128
      1,300    Akzo Nobel NV -- CHEMICALS...................       142,361         178,480
        205    Hollandsche Beton Groep NV -- CONSTRUCTION...        31,456          46,842
     10,722    ING Groep NV -- FINANCE SERVICES.............       316,828         495,243
      5,200    Philips Electronics NV -- ELECTRIC
                 PRODUCTS...................................       169,562         373,150
                                                               ------------    ------------
                                                                   787,953       1,352,843
                                                               ------------    ------------
               SPAIN-0.92%
     12,700    Iberdrola S.A. -- UTILITIES-ELECTRIC.........        76,653         160,617
      9,000    Telefonica de Espana -- TELECOMMUNICATIONS...       113,414         260,692
                                                               ------------    ------------
                                                                   190,067         421,309
                                                               ------------    ------------
               SWEDEN-0.99%
      6,600    Skandia Forsakrings AB -- INSURANCE..........       145,049         243,263
     10,000    Svenska Cellulosa B Free -- BANKS............       135,894         212,742
                                                               ------------    ------------
                                                                   280,943         456,005
                                                               ------------    ------------
               SWITZERLAND-3.35%
        145    Ascom Holding AG -- TELECOMMUNICATIONS.......       145,129         203,001
         65    Bobst S.A. -- MACHINERY......................        79,455         110,574
        430    Forbo Holding AG -- HOUSEHOLD PRODUCTS.......       182,958         185,822
        290    Holderbank Financiere Glaris AG -- BUILDING
                 MATERIALS..................................       227,978         274,315
        110    Magazine Zum Globus -- RETAIL-DEPARTMENT
                 STORES.....................................        64,038          67,757
        280    Nestle S.A. Registered -- FOOD...............       292,398         369,915
        110    SIG Schweizerische Industrie-Gesellschaft
                 Holding AG -- MACHINERY....................       107,975         163,734
        190    Sulzer AG -- MISCELLANEOUS...................       119,878         162,911
                                                               ------------    ------------
                                                                 1,219,809       1,538,029
                                                               ------------    ------------
               UNITED KINGDOM-6.68%
      9,900    Bass plc -- BEVERAGE.........................       126,993         120,773
     11,200    Burmah Castrol plc -- OIL-CRUDE PETROLEUM AND
                 GAS........................................       184,880         189,664
      9,682    English China Clays plc -- MINERALS..........        57,354          33,275
     36,000    Imperial Tobacco Group plc -- TOBACCO........       226,699         231,571
     50,000    Mattews (Bernard) plc -- FOOD................        74,479          95,281
     20,000    Peninsular & Orient Steam
                 Navigation -- TRANSPORTATION...............       209,195         199,716
     23,000    Racal Electronics plc -- ELECTRICAL
                 EQUIPMENT..................................        87,490          92,635
     11,600    Railtrack Group plc -- RAILROAD AND RAILROAD
                 EQUIPMENT..................................        71,222         120,758
     32,867    Reckitt & Colman plc -- HOUSEHOLD PRODUCTS...       368,722         489,836
     38,133    Salvesen Christian plc -- MISCELLANEOUS......       181,162         178,971
     16,450    Scottish Hydro-Electric
                 plc -- ELECTRIC-COMPONENTS AND PARTS.......        97,155         114,028
     15,969    Southern Electric -- UTILITIES-ELECTRIC......        86,853         117,870
     22,787    Tate & Lyle plc -- FOOD......................       167,692         169,333
     21,600    Unilever plc -- CONSUMER GOODS...............       428,321         618,860
     71,700    WPP Group plc -- ADVERTISING-PUBLIC
                 RELATIONS..................................       260,631         294,149
                                                               ------------    ------------
                                                                 2,628,848       3,066,720
                                                               ------------    ------------
               UNITED STATES-25.36%
      8,600    Albertson's, Inc. -- RETAIL-GROCERY..........       299,495         313,900
      4,200    Aluminum Company of
                 America -- METALS-FABRICATING..............       211,484         316,575
      1,300    AMR Corp. (a) -- AIRLINES....................        75,878         120,250
      7,747    Ascent Entertainment
                 Group -- TELECOMMUNICATIONS................        50,612          70,696
      4,050    AT & T Corp. -- UTILITIES-TELEPHONE..........       161,528         142,003
      3,000    Beazer Homes USA, Inc. (a) -- MANUFACTURED
                 HOMES......................................        43,950          48,000
      5,800    Borg-Warner Automotive, Inc. -- AUTOMOBILE
                 AND MOTOR VEHICLE PARTS....................       237,816         313,563
      8,800    Browning-Ferris Industries, Inc. -- WASTE
                 DISPOSAL...................................       235,764         292,600
     19,000    Cadiz Land Co., Inc. (a) -- LAND
                 DEVELOPMENT................................       108,321          99,750
     15,850    Comsat Corp. -- TELECOMMUNICATIONS...........       256,703         377,428

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
     34,250    Data General Corp.
                 (a) -- COMPUTER-SOFTWARE...................   $   400,876     $   890,500
      1,850    Echlin, Inc. -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................        62,856          66,600
     18,300    Egghead, Inc. (a) -- RETAIL-SPECIALTY........       163,751          72,056
      9,100    Enhance Financial Services Group,
                 Inc. -- INSURANCE..........................       203,568         399,263
      3,900    Equitable Companies, Inc. -- INSURANCE.......        81,221         129,675
      6,000    Finova Group, Inc. -- FINANCE SERVICES.......       241,239         459,000
     13,000    GenRad, Inc. (a) -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................        73,818         294,125
      2,850    Georgia Pacific Corp. -- FOREST PRODUCTS.....       205,129         243,319
     15,200    Greenfield Industries,
                 Inc. -- MACHINERY-TOOLS....................       355,650         410,400
      4,300    Greenpoint Financial Corp. -- BANKS..........       239,046         286,219
     12,950    Houghton Mifflin Co. -- PUBLISHING...........       643,633         864,413
      7,150    IBP, Inc. -- FOOD............................       166,581         166,238
     39,300    Intelidata Technologies Corp.
                 (a) -- TELECOMMUNICATIONS..................       311,431         189,131
      3,495    Limited (The), Inc. -- RETAIL-CLOTHING.......        60,564          70,774
      5,300    Lukens, Inc. -- STEEL AND IRON...............       152,922          99,706
      2,550    MBIA, Inc. -- INSURANCE......................       177,327         287,672
      7,600    MCI Communications
                 Corp. -- UTILITIES-TELEPHONE...............       183,214         290,938
      8,000    Mellon Bank Corp. -- BANKS...................       161,649         361,000
        253    NCR Corp. -- CAPITAL SPENDING................         8,149           7,531
      7,400    Penncorp Financial Group, Inc. -- FINANCE
                 SERVICES...................................       244,103         284,900
      1,850    Pennzoil Co. -- OIL-CRUDE PETROLEUM AND
                 GAS........................................        90,219         141,988
     14,500    Pharmacia and UpJohn, Inc. -- DRUGS..........       491,529         503,875
     18,000    Philip Morris Companies, Inc. -- TOBACCO.....       663,418         798,750
      6,000    Polaroid Corp. -- PHOTOGRAPHIC...............       239,264         333,000
      3,450    Tandy Corp. -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................       136,061         193,200
      3,600    Tecumseh Products Co. Class A -- MACHINERY...       193,800         215,550
      8,300    Toys 'R' Us, Inc.
                 (a) -- RETAIL-MISCELLANEOUS................       211,660         290,500
     29,400    UST Corp. -- BANKS...........................       440,001         657,825
     15,500    Waban, Inc. (a) -- RETAIL-MISCELLANEOUS......       342,116         498,906
     15,200    WorldCorp, Inc. (a) -- TRANSPORTATION........       138,291          38,950
                                                               ------------    ------------
                                                                 8,764,637      11,640,769
                                                               ------------    ------------
               TOTAL COMMON STOCKS..........................   $20,822,592     $26,455,911
                                                               ------------    ------------
                                                               ------------    ------------

PREFERRED STOCKS-0.30%

--------------------------------------------------------------------------------
                                                                              Market
   Shares                                                  Cost (b)(e)     Value (c)(e)
   -----                                                   ------------    ------------
           GERMANY-0.30%
    250    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....   $    53,169     $   139,883
                                                           ------------    ------------

LONG-TERM FOREIGN BONDS-INVESTMENT GRADE-22.30%

--------------------------------------------------------------------------------
                                                                      Standard
      Principal                                                       & Poor's                         Market
     Amount (e)                                                        Rating       Cost (b)(e)     Value (c)(e)
   ---------------                                                  -------------   ------------    ------------
                     AUSTRALIA-0.72%
   $       450,000   Australian Government (Australian Dollar),
                       6.75% 11-15-2006...........................          AAA     $   330,994     $   331,809
                                                                                    ------------    ------------
                     CANADA-1.07%
           450,000   Canadian Government (Canadian Dollar), 7.50%
                       3-1-2001...................................          AAA         350,843         347,524
           150,000   Canadian Government (Canadian Dollar), 9.75%
                       6-1-2021...................................         Aa1*         132,953         145,188
                                                                                    ------------    ------------
                                                                                        483,796         492,712
                                                                                    ------------    ------------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30,1997 (Unaudited)

LONG-TERM FOREIGN BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                      Standard
      Principal                                                       & Poor's                         Market
     Amount (e)                                                        Rating       Cost (b)(e)     Value (c)(e)
   ---------------                                                  -------------   ------------    ------------
                     DENMARK-1.00%
   $     2,200,000   Kingdom of Denmark (Danish Krone), 7.00%
                       12-15-2004.................................          AAA     $   367,094     $   355,512
           600,000   Kingdom of Denmark (Danish Krone), 8.00%
                       11-15-2001.................................          AAA         106,947         101,600
                                                                                    ------------    ------------
                                                                                        474,041         457,112
                                                                                    ------------    ------------
                     GERMANY-6.08%
           400,000   German Government (German Deutschemark),
                       6.25% 1-4-2024.............................         Aaa*         242,087         223,330
         1,750,000   German Government (German Deutschemark),
                       6.50% 7-15-2003............................         Aaa*       1,135,484       1,082,619
         1,300,000   German Government (German Deutschemark),
                       8.50% 8-21-2000............................         Aaa*         942,395         842,876
           980,000   German Unity Fund (German Deutschemark),
                       8.00% 1-21-2002............................           NR         719,871         641,079
                                                                                    ------------    ------------
                                                                                      3,039,837       2,789,904
                                                                                    ------------    ------------
                     IRELAND-0.36%
           100,000   Irish Government (Irish Pound), 8.00%
                       8-18-2006..................................           NR         168,053         165,419
                                                                                    ------------    ------------
                     ITALY-1.95%
       250,000,000   Italian Government (Italian Lira), 10.00%
                       8-1-2003...................................          AAA         162,691         171,466
     1,000,000,000   Italian Government (Italian Lira), 10.50%
                       7-15-2000..................................          AAA         691,053         657,067
       100,000,000   Italian Government BTP (Italian Lira), 9.50%
                       Bond 2-1-2006..............................          AAA          70,112          68,645
                                                                                    ------------    ------------
                                                                                        923,856         897,178
                                                                                    ------------    ------------
                     JAPAN-4.28%
        65,000,000   European Investment Bank (Japanese Yen),
                       3.00% 9-20-2006............................          AAA         571,730         592,529
        57,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 4.75% 12-20-2004...........          AAA         588,952         582,490
        20,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 5.25% 03-20-2002...........          AAA         209,617         202,416
        56,000,000   Japan Development Bank (Japanese Yen), 6.50%
                       9-20-2001..................................         Aaa*         624,183         585,118
                                                                                    ------------    ------------
                                                                                      1,994,482       1,962,553
                                                                                    ------------    ------------
                     SWEDEN-4.18%
         1,400,000   Swedish Government (Swedish Krona), 10.25%
                       5-5-2000...................................         Aa1*         200,298         204,817
         5,200,000   Swedish Government (Swedish Krona), 13.00%
                       6-15-2001..................................         Aa1*         885,678         848,012
         4,500,000   Swedish Government (Swedish Krona), 6.00%
                       2-9-2005...................................         Aa1*         586,652         570,061
           300,000   Swedish Government (US Dollar), 4.50%
                       3-24-1999..................................          AA+         290,175         293,813
                                                                                    ------------    ------------
                                                                                      1,962,803       1,916,703
                                                                                    ------------    ------------
                     UNITED KINGDOM-2.66%
           150,000   United Kingdom Conversion Stock 9.00%
                       3-3-2000...................................         Aaa*         255,947         261,113
           370,000   United Kingdom Treasury (British Pound),
                       8.50% 7-16-2007............................         Aaa*         651,340         675,254
           150,000   United Kingdom Treasury (British pound),
                       9.50% 4-18-2005............................         Aaa*         281,829         284,518
                                                                                    ------------    ------------
                                                                                      1,189,116       1,220,885
                                                                                    ------------    ------------
                     TOTAL LONG-TERM FOREIGN BONDS - INVESTMENT
                       GRADE......................................                  $10,566,978     $10,234,275
                                                                                    ------------    ------------
                                                                                    ------------    ------------

U.S. GOVERNMENT SECURITIES-14.55%

--------------------------------------------------------------------------------
    Principal                                                                       Market
   Amount (e)                                                    Cost (b)(e)     Value (c)(e)
   -----------                                                   ------------    ------------
                 U.S. TREASURY SECURITIES-14.55%
                 NOTES:
   $1,050,000    5.625% 2001..................................   $ 1,032,942     $ 1,027,031
    2,900,000    5.75% 2003...................................     2,771,191       2,800,313
    1,050,000    6.25% 2000...................................     1,056,224       1,050,656
      900,000    7.25% 2004...................................       941,772         937,968
      800,000    7.875% 2004..................................       857,404         863,000
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............     6,659,533       6,678,968
                                                                 ------------    ------------
                 TOTAL LONG-TERM DEBT SECURITIES..............    17,226,511      16,913,243
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $38,102,272     $43,509,037
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-3.88%

--------------------------------------------------------------------------------
    Principal                                                       Market
   Amount (e)                                                    Value (c)(e)
   -----------                                                   ------------
                 BANKS-3.88%
   $1,779,081    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.44%.............   $ 1,779,081
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $39,881,353) (b)...........................   $45,288,118
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $39,881,353 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 6,527,049
Unrealized depreciation.....................................   (1,120,284)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 5,406,765
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
VALUE SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-85.65%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              ADVERTISING-PUBLIC RELATIONS-0.52%
      2,700   Interpublic Group of Companies, Inc..........   $    143,708    $    165,544
                                                              ------------    ------------
              AEROSPACE AND EQUIPMENT-0.83%
      8,600   Fruit of the Loom, Inc., Class A (a).........        311,137         266,600
                                                              ------------    ------------
              BANKS-6.60%
     12,900   Bank of New York Co., Inc....................        424,905         561,150
      5,400   Chase Manhattan Corp.........................        492,935         524,137
      5,300   Citicorp.....................................        557,362         638,981
      4,600   First Bank System, Inc.......................        344,216         392,725
                                                              ------------    ------------
                                                                 1,819,418       2,116,993
                                                              ------------    ------------
              BROADCASTING-1.41%
     14,900   Comcast Corp., Special Class A...............        245,487         318,487
      4,500   Viacom, Inc. Class B (a).....................        152,455         135,000
                                                              ------------    ------------
                                                                   397,942         453,487
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-3.09%
     16,800   Dun & Bradstreet Corp........................        417,209         441,000
      6,800   First Data Corp..............................        224,297         298,775
      9,200   Sabre Group Holdings, Inc. (a)...............        250,591         249,550
                                                              ------------    ------------
                                                                   892,097         989,325
                                                              ------------    ------------
              CHEMICALS-0.47%
      4,300   IMC Global, Inc..............................        149,484         150,500
                                                              ------------    ------------
              CHEMICALS-SPECIALTY-2.82%
     10,300   Cabot Corp...................................        254,630         292,262
      6,900   RPM, Inc.....................................        122,550         126,787
     13,800   Sigma-Aldrich Corp...........................        398,600         483,862
                                                              ------------    ------------
                                                                   775,780         902,911
                                                              ------------    ------------
              COMPUTER-SOFTWARE-2.44%
      5,200   Automatic Data Processing, Inc...............        219,940         244,400
      9,600   Fiserv, Inc. (a).............................        349,351         428,400
      3,500   Sterling Software, Inc. (a)..................        109,990         109,375
                                                              ------------    ------------
                                                                   679,281         782,175
                                                              ------------    ------------
              CONTAINERS AND PACKAGING-1.47%
      8,800   Crown Cork & Seal Company, Inc...............        475,879         470,250
                                                              ------------    ------------
              DRUGS-4.78%
     10,100   Johnson & Johnson............................        542,757         650,187
      5,300   Pfizer, Inc..................................        483,500         633,350
      5,200   Schering-Plough Corp.........................        169,476         248,950
                                                              ------------    ------------
                                                                 1,195,733       1,532,487
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT-2.04%
     10,000   General Electric Co..........................        515,625         653,750
                                                              ------------    ------------
              ELECTRONIC-CONTROLS AND EQUIPMENT-0.39%
      2,500   Cooper Industries, Inc.......................        111,612         124,375
                                                              ------------    ------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-2.59%
      6,700   Avnet, Inc...................................        370,607         385,250
      2,200   Intel Corp...................................        314,937         311,987
      4,620   Vishay Intertechnology, Inc. (a).............         94,457         133,691
                                                              ------------    ------------
                                                                   780,001         830,928
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              FINANCE SERVICES-2.83%
      8,700   Fannie Mae...................................   $    357,874    $    379,538
      6,900   Finova Group, Inc............................        467,367         527,850
                                                              ------------    ------------
                                                                   825,241         907,388
                                                              ------------    ------------
              FOOD-6.89%
     17,500   Archer-Daniels-Midland Co....................        354,410         411,250
      9,800   ConAgra, Inc.................................        485,109         628,425
     14,600   Sara Lee Corp................................        578,010         607,725
     15,400   Sysco Corp...................................        506,037         562,100
                                                              ------------    ------------
                                                                 1,923,566       2,209,500
                                                              ------------    ------------
              HEALTH CARE SERVICES-2.15%
     17,500   Columbia/HCA Healthcare Corp.................        655,333         687,969
                                                              ------------    ------------
              HOUSEHOLD PRODUCTS-1.38%
      4,100   Kimberly-Clark Corp..........................        204,869         203,975
      1,700   Procter & Gamble Co..........................        194,513         240,125
                                                              ------------    ------------
                                                                   399,382         444,100
                                                              ------------    ------------
              MACHINERY-SPECIALTY-0.78%
      3,200   Grainger (W.W.), Inc.........................        242,592         250,200
                                                              ------------    ------------
              MEDICAL SUPPLIES-3.20%
      6,900   Abbott Laboratories..........................        390,991         460,575
     10,800   Baxter International, Inc....................        468,146         564,300
                                                              ------------    ------------
                                                                   859,137       1,024,875
                                                              ------------    ------------
              METALS-MINING AND MISCELLANEOUS-0.89%
      7,000   Cleveland-Cliffs, Inc........................        284,829         285,250
                                                              ------------    ------------
              MISCELLANEOUS-0.86%
      8,900   Sherwin-Williams Co..........................        253,743         274,788
                                                              ------------    ------------
              NATURAL GAS TRANSMISSIONS-3.53%
      7,200   Enron Corp...................................        301,466         293,850
     10,700   Questar Corp.................................        404,841         432,013
      9,300   Williams Companies, Inc......................        348,966         406,875
                                                              ------------    ------------
                                                                 1,055,273       1,132,738
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES-4.03%
      4,800   International Business Machines Corp.........        304,843         432,900
      6,900   Pitney Bowes, Inc............................        364,782         479,550
      4,800   Xerox Corp...................................        284,165         378,600
                                                              ------------    ------------
                                                                   953,790       1,291,050
                                                              ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-4.54%
     10,300   Anadarko Petroleum Corp......................        623,215         618,000
      1,800   Exxon Corp...................................         85,906         110,700
      6,600   Mobil Corp...................................        426,130         461,175
     18,000   Santa Fe Energy Resources, Inc. (a)..........        258,640         264,375
                                                              ------------    ------------
                                                                 1,393,891       1,454,250
                                                              ------------    ------------
              OIL-REFINING-3.35%
      9,400   Atlantic Richfield Co........................        626,857         662,700
      7,600   Royal Dutch Petroleum Co. NY Shares..........        337,522         413,250
                                                              ------------    ------------
                                                                   964,379       1,075,950
                                                              ------------    ------------

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              PRECISION INSTRUMENTS-TEST, RESEARCH-1.31%
      7,600   Emerson Electric Co..........................   $    359,510    $    418,475
                                                              ------------    ------------
              PRINTING-1.18%
     23,700   Unisource Worldwide, Inc.....................        459,393         379,200
                                                              ------------    ------------
              PUBLISHING-1.28%
      7,000   McGraw Hill Companies, Inc...................        349,023         411,688
                                                              ------------    ------------
              RAILROAD AND RAILROAD EQUIPMENT-1.29%
      4,600   Burlington Northern Santa Fe Corp............        376,343         413,425
                                                              ------------    ------------
              REAL ESTATE-INVESTMENT TRUST-1.76%
      4,300   Cali Realty Corp.............................        138,155         146,200
      4,000   Kimco Realty Corp............................        126,780         127,000
      5,800   Liberty Property Trust.......................        140,841         144,275
      5,000   Public Storage, Inc..........................        140,879         146,250
                                                              ------------    ------------
                                                                   546,655         563,725
                                                              ------------    ------------
              RECREATION EQUIPMENT-1.05%
     18,900   International Game Technology................        343,530         335,475
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES-0.79%
      7,300   Federated Department Stores, Inc. (a)........        238,260         253,675
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              RETAIL-SPECIALTY-3.46%
     25,300   AutoZone, Inc. (a)...........................   $    589,183    $    596,131
     13,800   Lowe's Companies, Inc........................        482,730         512,325
                                                              ------------    ------------
                                                                 1,071,913       1,108,456
                                                              ------------    ------------
              TELECOMMUNICATIONS-3.07%
      7,600   Ameritech Corp...............................        452,088         516,325
      8,100   Nynex Corp...................................        391,202         466,763
                                                              ------------    ------------
                                                                   843,290         983,088
                                                              ------------    ------------
              TOBACCO-1.66%
     12,000   Philip Morris Companies, Inc.................        479,519         532,500
                                                              ------------    ------------
              UTILITIES-TELEPHONE-3.93%
      6,100   GTE Corp.....................................        255,865         267,638
      7,800   SBC Communications, Inc......................        404,692         482,625
      9,700   Sprint Corp..................................        403,040         510,463
                                                              ------------    ------------
                                                                 1,063,597       1,260,726
                                                              ------------    ------------
              UNIT INVESTMENT TRUST-0.99%
      3,600   S & P 500 Depositary Receipt.................        322,523         317,925
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 24,512,409    $ 27,455,741
                                                              ------------    ------------
                                                              ------------    ------------

PREFERRED STOCKS-1.52%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              PAPER-1.52%
    14,100    James River Corp. of Virginia Conv. Ser P
                Preferred..................................   $   389,653     $   486,450
                                                              ------------    ------------
              TOTAL EQUITY INVESTMENTS.....................   $24,902,062     $27,942,191
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-11.31%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-4.36%
   $1,399,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.44%.............   $ 1,399,000
                                                                 ------------
                 DIVERSIFIED FINANCE-3.52%
    1,129,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................     1,129,000
                                                                 ------------
                 U.S. GOVERNMENT AGENCY-3.43%
    1,100,000    Federal Home Loan Mortgage Corporation,
                   5.49%, 7-7-1997............................     1,098,845
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................   $ 3,626,845
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $28,528,907) (b)...........................   $31,569,036
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $28,555,232 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 3,297,104
Unrealized depreciation.....................................     (283,300)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 3,013,804
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of U.S. dollar denominated investments in foreign securities represents 1.29% of net assets as of June 30, 1997.

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-84.08%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               AEROSPACE AND EQUIPMENT-1.67%
      39,200   United Technologies Corp.....................   $   2,250,682    $   3,253,600
                                                               -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS-2.84%
      55,500   Genuine Parts Co.............................       1,550,534        1,880,062
      81,000   Tenneco, Inc. (e)............................       3,641,525        3,660,187
                                                               -------------    -------------
                                                                   5,192,059        5,540,249
                                                               -------------    -------------
               BANKS-5.74%
      68,000   Banc One Corp. (e)...........................       2,524,477        3,293,750
      33,000   Chase Manhattan Corp.........................       2,882,500        3,203,062
      36,000   Great Western Financial Corp.................       1,726,157        1,935,000
      14,000   U.S. Bancorp (e).............................         787,129          897,750
      36,000   Union Planters Corp..........................       1,305,767        1,867,500
                                                               -------------    -------------
                                                                   9,226,030       11,197,062
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-1.00%
      31,500   Omnicom Group, Inc...........................         969,907        1,941,187
                                                               -------------    -------------
               CONSUMER STAPLES-1.20%
      42,000   Fortune Brands, Inc..........................       1,180,361        1,567,125
      42,000   Gallaher Group plc ADR (a)...................         667,773          774,375
                                                               -------------    -------------
                                                                   1,848,134        2,341,500
                                                               -------------    -------------
               DIVERSIFIED COMPANIES-2.06%
      25,500   Chemed Corp..................................         901,850          954,656
      30,000   Minnesota Mining and Manufacturing Co........       1,860,371        3,060,000
                                                               -------------    -------------
                                                                   2,762,221        4,014,656
                                                               -------------    -------------
               DRUGS-10.06%
      33,300   Abbott Laboratories..........................       1,350,588        2,222,775
      36,000   American Home Products Corp. (e).............       1,627,475        2,754,000
     100,000   Glaxo Wellcome plc ADR (e)...................       3,685,750        4,181,250
      33,000   Lilly (Eli) & Co., Inc.......................       1,489,560        3,607,312
      33,500   Merck & Co., Inc. (e)........................       1,966,881        3,467,250
      10,500   Pfizer, Inc..................................         648,251        1,254,750
      61,000   Pharmacia and UpJohn, Inc....................       2,514,623        2,119,750
                                                               -------------    -------------
                                                                  13,283,128       19,607,087
                                                               -------------    -------------
               ELECTRICAL EQUIPMENT-1.98%
      59,200   General Electric Co. (e).....................       2,295,975        3,870,200
                                                               -------------    -------------
               FINANCE SERVICES-7.83%
      27,500   American Express Co..........................         969,270        2,048,750
      37,100   Beneficial Corp..............................       1,802,661        2,636,419
      43,200   Fannie Mae...................................         975,787        1,884,600
      32,000   Household International, Inc.................       1,737,322        3,758,000
      67,275   MBNA Corp....................................         899,373        2,463,947
      19,600   Student Loan Marketing Association (e).......       1,020,328        2,489,200
                                                               -------------    -------------
                                                                   7,404,741       15,280,916
                                                               -------------    -------------
               FOOD-3.68%
      33,000   ConAgra, Inc. (e)............................       1,430,893        2,116,125
      65,000   Heinz (H.J.) Co..............................       2,076,425        2,998,125
      46,000   Quaker Oats Co...............................       1,944,305        2,064,250
                                                               -------------    -------------
                                                                   5,451,623        7,178,500
                                                               -------------    -------------
               FURNITURE-0.81%
     116,000   Shelby Williams Industries, Inc..............       1,595,000        1,580,500
                                                               -------------    -------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               HAND TOOLS AND GENERAL HARDWARE-1.36%
      67,500   Snap-On, Inc.................................   $   2,030,431    $   2,657,812
                                                               -------------    -------------
               HOUSEHOLD PRODUCTS-1.27%
      18,800   Clorox Co....................................       1,266,517        2,481,600
                                                               -------------    -------------
               INSURANCE-2.15%
      70,000   LaSalle Re Holdings Ltd......................       2,036,000        2,065,000
      28,000   St. Paul Companies, Inc......................       1,924,034        2,135,000
                                                               -------------    -------------
                                                                   3,960,034        4,200,000
                                                               -------------    -------------
               MACHINERY-OIL AND WELL-2.68%
      40,300   Baker Hughes, Inc. (e).......................         842,123        1,559,106
      41,000   Dresser Industries, Inc. (e).................         892,957        1,527,250
      27,000   Halliburton Co...............................       1,263,695        2,139,750
                                                               -------------    -------------
                                                                   2,998,775        5,226,106
                                                               -------------    -------------
               MEDICAL SUPPLIES-1.55%
      58,000   Baxter International, Inc....................       2,145,564        3,030,500
                                                               -------------    -------------
               NATURAL GAS TRANSMISSIONS-5.90%
      57,127   El Paso Natural Gas Co.......................       1,836,879        3,141,985
      65,000   Enron Corp. (e)..............................       2,429,064        2,652,812
      57,900   Sonat, Inc...................................       2,238,564        2,967,375
      62,750   Williams Companies, Inc. (e).................       1,609,680        2,745,312
                                                               -------------    -------------
                                                                   8,114,187       11,507,484
                                                               -------------    -------------
               OIL-CRUDE PETROLEUM AND GAS-5.22%
      25,600   Amoco Corp...................................       1,759,417        2,225,600
      48,000   Exxon Corp...................................       1,982,160        2,952,000
      24,000   Kerr-McGee Corp..............................       1,331,177        1,521,000
     117,800   Monterey Resources, Inc. (e).................       1,807,988        1,752,275
      16,000   Texaco, Inc..................................       1,625,104        1,740,000
                                                               -------------    -------------
                                                                   8,505,846       10,190,875
                                                               -------------    -------------
               OIL-REFINING-1.15%
      32,000   Mobil Corp...................................       2,069,086        2,236,000
                                                               -------------    -------------
               PUBLISHING-1.78%
      46,000   McGraw Hill Companies, Inc. (e)..............       1,942,430        2,705,375
      27,000   Readers Digest Association, Inc. Class A.....       1,234,707          774,563
                                                               -------------    -------------
                                                                   3,177,137        3,479,938
                                                               -------------    -------------
               RAILROAD AND RAILROAD EQUIPMENT-0.77%
      89,500   Tranz Rail Holdings Ltd. ADR (a).............       1,190,250        1,510,313
                                                               -------------    -------------
               REAL ESTATE-INVESTMENT TRUST-4.55%
      71,000   Beacon Properties Corp.......................       2,183,250        2,369,625
     139,000   Cornerstone Properties, Inc..................       1,946,000        2,137,125
      52,600   Crescent Real Estate Equities Trust..........       1,389,692        1,670,050
      42,500   Highwoods Properties, Inc....................       1,253,750        1,360,000
      38,000   Spieker Properties, Inc......................       1,311,000        1,337,125
                                                               -------------    -------------
                                                                   8,083,692        8,873,925
                                                               -------------    -------------
               RETAIL-CLOTHING-0.93%
      90,000   Limited (The), Inc...........................       1,697,225        1,822,500
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-1.18%
      42,800   Sears Roebuck & Co...........................       1,764,053        2,300,500
                                                               -------------    -------------

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               RETAIL-SPECIALTY-2.03%
      77,000   Intimate Brands, Inc. (e)....................   $   1,137,947    $   1,617,000
      46,900   Rite Aid Corp. (e)...........................       1,345,805        2,339,138
                                                               -------------    -------------
                                                                   2,483,752        3,956,138
                                                               -------------    -------------
               TOBACCO-1.82%
      80,000   Philip Morris Companies, Inc.................       2,287,660        3,550,000
                                                               -------------    -------------
               TRANSPORTATION-0.58%
      45,000   Knightsbridge Tankers Ltd....................         900,000        1,136,250
                                                               -------------    -------------
               UTILITIES-ELECTRIC-2.88%
      79,896   Duke Energy Corp.............................       2,347,508        3,830,015
      45,000   Portland General Corp........................       1,786,275        1,785,938
                                                               -------------    -------------
                                                                   4,133,783        5,615,953
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               UTILITIES-TELEPHONE-7.41%
      43,000   Deutsche Telekom AG ADR......................   $     812,270    $   1,037,375
      53,400   Frontier Corp................................       1,369,424        1,064,663
      52,000   GTE Corp. (e)................................       2,275,493        2,281,500
      67,500   SBC Communications, Inc......................       4,076,008        4,176,563
      40,500   Sprint Corp. (e).............................       1,437,021        2,131,313
      33,000   Telecom Corp. of New Zealand Ltd. ADR (e)....       1,093,831        1,344,750
      64,000   U.S. West Communications Group...............       1,988,480        2,412,000
                                                               -------------    -------------
                                                                  13,052,527       14,448,164
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 122,140,019    $ 164,029,515
                                                               -------------    -------------
                                                               -------------    -------------

PREFERRED STOCKS-6.04%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              CONTAINERS AND PACKAGING-0.98%
    37,900    Crown Cork and Seal Co, Inc., Convertible Pfd
                4.50%......................................   $   1,677,075    $   1,913,950
                                                              -------------    -------------
              INSURANCE-2.12%
    95,000    Sunamerica, Inc., Convertible Preferred
                8.50%......................................       3,564,404        4,144,375
                                                              -------------    -------------
              OIL-CRUDE PETROLEUM AND GAS-0.22%
     9,000    Nuevo Energy Co., Convertible Preferred Ser A
                (e)........................................         450,000          429,750
                                                              -------------    -------------
              REAL ESTATE-INVESTMENT TRUST-0.91%
    65,000    Excel Realty Trust, Inc......................       1,625,000        1,771,250
                                                              -------------    -------------
              UTILITIES-ELECTRIC-1.81%
    60,000    AES Corp. Conv., Ser A "Tecons"..............       3,000,000        3,532,500
                                                              -------------    -------------
              TOTAL PREFERRED STOCKS.......................   $  10,316,479    $  11,791,825
                                                              -------------    -------------
                                                              -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-0.88%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 WASTE DISPOSAL-0.88%
   $1,600,000    USA Waste Services, Inc., 4.00% Sub Note
                   2-1-2002...................................         BBB-     $   1,643,875    $   1,722,000
                                                                                -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................                  $ 134,100,373    $ 177,543,340
                                                                                -------------    -------------
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

SHORT-TERM INVESTMENTS-8.71%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-4.71%
   $9,195,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.44%.............   $   9,195,000
                                                                 -------------
                 DIVERSIFIED FINANCE-1.38%
    2,699,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................       2,699,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-2.61%
    5,100,000    Federal Home Loan Mortgage Corp., 5.49%,
                   7-7-1997...................................       5,094,645
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................   $  16,988,645
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $151,089,018) (b)..........................   $ 194,531,985
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $151,089,018, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $44,918,525
Unrealized depreciation.....................................   (1,475,558)
-------------------------------------------------------------------------
Net Unrealized appreciation.................................  $43,442,967
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.18% of net assets as of June 30, 1997.
 (e) Security is fully or partially on loan at June 30, 1997. See Note 1 of accompanying Notes to Financial Statements.

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-97.33%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              BASIC INDUSTRY-4.82%
      1,000   Adobe Systems, Inc...........................   $     45,520    $     35,062
      1,000   Air Products & Chemicals.....................         70,404          81,250
        400   Armstrong World Industry.....................         25,547          29,350
        400   Ashland, Inc.................................         17,058          18,550
      1,500   Autozone, Inc. (a)...........................         37,165          35,344
        700   Avery Dennison Corp..........................         25,585          28,087
        100   Ball Corp....................................          2,979           3,006
        400   Bemis, Inc...................................         15,121          17,300
        400   Boise Cascade Corp...........................         14,759          14,125
        400   Centex Corp..................................         12,291          16,250
        800   Champion International Corp..................         36,199          44,200
      1,000   Crown Cork & Seal Company, Inc...............         55,006          53,437
      2,000   Dow Chemical Co..............................        165,135         174,250
      9,600   Du Pont (E.I.) De Nemours....................        476,449         603,600
        600   Eastman Chemical Co..........................         34,760          38,100
      1,200   Engelhard Corp...............................         25,907          25,125
        600   Fluor Corp...................................         40,466          33,112
        100   FMC Corp. (a)................................          6,766           7,944
        600   Georgia-Pacific Corp.........................         44,635          51,225
        300   Goodrich (B.F.) Co...........................         12,430          12,994
        700   Grace (W. R.) & Co...........................         38,584          38,587
        700   Great Lakes Chemical.........................         35,289          36,662
        900   Hercules, Inc................................         42,732          43,087
      2,700   International Paper..........................        117,497         131,119
      1,100   James River Corp. of Virginia................         34,188          40,700
        600   Kaufman & Broad Home Corp....................          8,596          10,537
      4,600   Kimberly Clark Corp..........................        217,694         228,850
        700   Louisiana Pacific Corp.......................         15,116          14,787
      1,400   Masco Corp...................................         49,774          58,450
        500   Mead Corp....................................         28,627          31,125
      5,000   Monsanto Co..................................        189,903         215,312
      1,400   Morton International, Inc. (and rights)......         42,757          42,262
        600   Nalco Chemical Co............................         21,441          23,175
      2,700   Occidental Petroleum Corp....................         65,403          67,669
      1,300   Parametric Technology Corp. (a)..............         54,787          55,331
        100   Potlatch Corp................................          4,229           4,525
      1,300   Praxair, Inc.................................         62,975          72,800
        500   Rohm & Haas Co...............................         38,031          45,031
      1,700   Sherwin Williams Co..........................         49,464          52,487
      1,200   Sigma Aldrich Corp...........................         36,157          42,075
      1,100   Stone Container Corp.........................         15,215          15,744
        400   Temple Inland, Inc...........................         20,733          21,600
      1,600   Tenneco, Inc. (a)............................         69,405          72,300
        500   Union Camp Corp..............................         24,894          25,000
      1,000   Union Carbide Corp. Holdings Co..............         46,833          47,062
        700   Westvaco Corp................................         20,241          22,006
      1,500   Weyerhaeuser Co..............................         68,972          78,000
        300   Willamette Industries, Inc...................         19,025          21,000
                                                              ------------    ------------
                                                                 2,602,744       2,879,594
                                                              ------------    ------------
              CAPITAL SPENDING-23.42%
      3,000   3 Com Corp. (a)..............................        129,212         135,000
      1,100   Advanced Micro Devices (a)...................         26,938          39,600
        400   Aeroquip-Vickers, Inc........................         14,999          18,900
      1,692   Allegheny Teledyne, Inc......................         40,326          45,684
      2,400   Allied Signal, Inc...........................        166,483         201,600
      1,100   Amdahl Corp. (a).............................         11,241           9,625
      1,900   Amp, Inc.....................................         73,259          79,325
        600   Andrew Corp. (and rights) (a)................         20,924          16,875
      1,100   Apple Computer, Inc. (a).....................         23,451          15,675
      1,500   Applied Materials, Inc. (a)..................         65,826         106,219

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
        200   Autodesk, Inc................................   $      6,735    $      7,662
      2,300   Automatic Data Processing....................         98,480         108,100
      1,700   Bay Networks, Inc. (a).......................         39,457          45,156
      6,066   Boeing Co....................................        298,571         321,877
        100   Briggs & Stratton Corp.......................          4,379           5,000
      1,700   Browning Ferris Industries...................         49,322          56,525
      1,300   Cabletron System, Inc. (a)...................         42,435          36,806
      1,000   Case Corp....................................         53,678          68,875
      1,900   Caterpillar, Inc.............................        161,558         204,012
        900   Ceridian Corp. (a)...........................         35,826          38,025
        100   Cincinnati Milacron..........................          2,331           2,594
      5,500   Cisco Systems, Inc. (a)......................        318,709         369,187
      1,300   Cognizant Corp...............................         41,811          52,650
      2,600   Compaq Computer Corp. (a)....................        197,865         258,050
      3,000   Computer Association International...........        151,999         167,062
        600   Computer Sciences (a)........................         42,235          43,275
      1,100   Cooper Industries............................         49,716          54,725
        150   Crane Co.....................................          4,168           6,272
      3,550   CUC International, Inc. (a)..................         85,982          91,634
        300   Cummins Engine, Inc..........................         15,105          21,169
        200   Data General Corp. (a).......................          2,512           5,200
      2,200   Deere & Co...................................         93,957         120,725
      1,400   Dell Computer Corp. (a)......................         81,400         164,412
        900   Deluxe Corp..................................         30,727          30,712
      1,300   Digital Equipment Corp. (a)..................         47,149          46,069
        900   Dover Corp...................................         46,166          55,350
        600   Dow Jones & Co., Inc.........................         24,362          24,112
      1,500   Dresser Industries, Inc......................         47,303          55,875
        900   DSC Communications (a).......................         21,901          20,025
      1,600   Dun & Bradstreet.............................         39,294          42,000
      2,200   E M C Corp. (a)..............................         67,858          85,800
        600   Eaton Corp...................................         38,358          52,387
        600   EG & G, Inc..................................         11,774          13,500
      3,600   Emerson Electric Co..........................        171,925         198,225
      3,700   First Data Corp..............................        139,418         162,569
        600   Foster Wheeler Corp..........................         24,899          24,300
        500   General Dynamics Corp........................         34,583          37,500
     28,300   General Electric Co..........................      1,448,161       1,850,112
        600   General Signal Corp..........................         24,049          26,175
      1,550   Genuine Parts Co.............................         48,829          52,506
        100   Giddings & Lewis, Inc........................          1,875           2,087
        500   Grainger (W.W.), Inc.........................         37,261          39,094
        300   Harnischfeger Industries.....................         12,274          12,450
        100   Harris Corp..................................          6,243           8,400
      8,600   Hewlett Packard Co...........................        427,898         481,600
      1,000   Honeywell, Inc...............................         64,470          75,875
      1,000   IKON Office Solutions, Inc...................         32,788          24,937
      2,400   Illinois Tool Works, Inc.....................         97,546         119,850
      1,100   Ingersoll Rand Co............................         51,853          67,925
      6,900   Intel Corp...................................        877,333         978,506
        200   Intergraph Corp. (a).........................          2,300           1,700
      8,800   International Business Machines..............        623,384         793,650
        800   Interpublic Group............................         40,843          49,050
      1,100   ITT Industries, Inc..........................         25,763          28,325
        700   Johnson Controls, Inc........................         26,549          28,744
      2,500   Laidlaw, Inc. ADR............................         30,431          34,531
      1,600   Lockheed Martin Corp.........................        137,937         165,700
      1,100   LSI Logic Corp. (a)..........................         35,232          35,200
      5,431   Lucent Technologies, Inc.....................        290,864         391,371
        600   McDermott International, Inc.................         12,533          17,512
      1,800   McDonnell Douglas Corp.......................         99,097         123,300
      1,900   Micron Technology, Inc.......................         59,649          75,881
     10,200   Microsoft Corp. (a)..........................        924,300       1,289,025

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      3,600   Minnesota Mining & Manufacturing Co..........   $    298,835    $    367,200
      5,100   Motorola, Inc................................        303,494         387,600
      1,100   National Semiconductor (a)...................         22,895          33,687
        400   National Service Industry....................         15,718          19,475
      2,000   Northern Telecom Ltd.........................        125,899         182,000
        500   Northrop Grumman Co..........................         35,984          43,906
      2,900   Novell, Inc. (a).............................         30,516          20,119
      5,800   Oracle System Corp. (a)......................        236,245         292,175
        300   Owens Corning................................         13,652          12,937
      1,100   Pall Corp....................................         26,515          25,575
        500   Parker Hannifin Corp.........................         20,858          30,344
        300   Perkin Elmer Corp............................         19,578          23,869
      1,100   Pitney Bowes, Inc............................         61,763          76,450
      1,900   PPG Industries, Inc..........................        106,367         110,437
        400   Raychem Corp.................................         33,374          29,750
      2,100   Raytheon Co..................................        100,537         107,100
      2,100   Rockwell International Corp..................        129,353         123,900
        900   Ryder System, Inc............................         28,691          29,700
        400   Safety Kleen Corp............................          6,071           6,750
        900   Scientific Atlanta...........................         18,378          19,687
      1,900   Seagate Technology (a).......................         69,903          66,856
      2,100   Service Corp. International..................         63,353          69,037
        100   Shared Medical System Corp...................          6,355           5,400
      1,300   Silicon Graphics (a).........................         30,195          19,500
        300   Snap-On, Inc.................................          9,533          11,812
        700   Stanley Works................................         25,099          28,000
      3,000   Sun Microsystem, Inc. (a)....................         88,393         111,656
      1,100   Tandem Computers, Inc.(a)....................         13,325          22,275
        100   Tektronix, Inc...............................          3,816           6,000
      1,600   Tellabs, Inc. (a)............................         64,308          89,400
      1,800   Texas Instruments, Inc.......................        123,487         151,312
      1,300   Textron, Inc.................................         64,998          86,287
      1,300   Thermo Electron Corp.........................         50,232          44,687
        500   Thomas & Betts Corp..........................         22,151          26,281
        600   Timken Co....................................         13,903          21,337
      1,300   Tyco International Ltd. Class B..............         65,534          90,431
      1,700   Unisys Corp.(a)..............................         11,051          12,962
      2,000   United Technologies Corp.....................        135,514         166,000
      5,500   US West Media Group (a)......................        106,470         111,375
      4,200   Waste Management, Inc........................        139,340         134,925
      2,800   Xerox Corp...................................        154,814         220,850
                                                              ------------    ------------
                                                                11,532,566      13,978,470
                                                              ------------    ------------
              CONSUMER DISCRETIONARY-11.00%
      2,100   Albertsons, Inc..............................         75,645          76,650
        600   American Greetings Corp......................         17,494          22,275
      1,100   American Stores Co...........................         45,650          54,312
        700   Black & Decker Mfg. Co.......................         26,029          26,031
      1,000   Brunswick Corp...............................         25,284          31,250
      1,100   Charming Shoppes, Inc. (a)...................          6,153           5,741
      6,100   Chrysler Corp................................        196,014         200,156
        700   Circuit City Stores..........................         22,364          24,894
      2,900   Comcast Corp.................................         52,210          61,987
        800   Cooper Tire & Rubber.........................         17,856          17,600
      1,800   Costco Companies, Inc........................         44,793          59,175
      1,300   CVS Corp.....................................         58,975          66,625
        700   Dana Corp....................................         21,727          26,600
      1,400   Darden Restaurant............................         12,968          12,687
      1,700   Dayton Hudson Corp...........................         68,855          90,419
      1,000   Dillards, Inc. Class A.......................         32,724          34,625
      5,600   Disney (Walt) Co. Holdings...................        403,162         449,400
      1,200   Donnelley (R.R.) & Sons......................         39,578          43,950
        600   Echlin, Inc..................................         20,070          21,600
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      1,700   Federated Department Stores (a)..............   $     57,436    $     59,075
        400   Fleetwood Enterprises........................         10,334          11,925
        200   Fleming Co., Inc.............................          3,108           3,600
     10,500   Ford Motor Co................................        359,545         396,375
        600   Fruit of the Loom, Inc. (a)..................         21,358          18,600
      1,300   Gannett, Inc.................................        103,398         128,375
      2,600   Gap, Inc.....................................         81,260         101,075
      1,100   General Instruments Corp. (a)................         26,037          27,500
      6,400   General Motors Corp..........................        357,243         356,400
        700   Giant Foods, Inc.............................         23,185          22,837
      1,100   Goodyear Tire & Rubber Co....................         56,281          69,644
        300   Great Atlantic & Pacific Tea Co..............          9,543           8,156
        500   Harcourt General, Inc........................         23,546          23,812
        100   Harland John H. Co...........................          2,691           2,281
        700   Harrah's Entertainment, Inc. (a).............         14,364          12,600
      1,100   Hasbro, Inc..................................         28,553          31,212
      1,400   HFS, Inc. (a)................................         87,763          81,200
      2,000   Hilton Hotels Corp...........................         55,243          53,125
      4,100   Home Depot, Inc..............................        224,496         282,644
      1,200   ITT Corp. (a)................................         71,394          73,275
        100   Jostens, Inc.................................          1,981           2,675
      4,200   K Mart Corp. (a).............................         48,923          51,450
        600   King World Productions, Inc. (a).............         22,921          21,000
        800   Knight-Ridder, Inc...........................         30,977          39,250
      2,400   Kroger Co. (a)...............................         64,522          69,600
      2,500   Limited (The), Inc...........................         47,957          50,625
        400   Liz Claiborne, Inc...........................         13,693          18,650
        200   Longs Drug Stores, Inc.......................          4,429           5,237
      1,800   Lowe's Companies, Inc........................         66,704          66,825
        900   Mariott International, Inc...................         48,316          55,237
      2,500   Mattel, Inc..................................         66,447          84,687
      1,900   May Department Stores Co.....................         87,896          89,775
        900   Maytag Corp..................................         19,339          23,512
      5,900   McDonald's Corp..............................        282,101         285,044
      1,000   McGraw Hill Companies, Inc...................         48,997          58,812
        400   Mercantile Stores Co., Inc...................         20,441          25,175
        700   Meredith Corp................................         16,821          20,300
        700   Moore Corp. Ltd..............................         15,002          13,781
        600   Navistar International Corp. (a).............          5,998          10,350
        700   New York Times Co............................         26,206          34,650
      2,700   Nike, Inc. Class B...........................        165,430         157,612
        600   Nordstrom, Inc...............................         24,637          29,437
        600   Paccar, Inc..................................         18,283          27,862
      1,900   Penney (J.C.), Inc...........................         95,698          99,156
        400   Pep Boys Manny Moe & Jack....................         13,321          13,625
        500   Reebok International Ltd.....................         18,369          23,375
      1,300   Rite Aid Corp................................         56,132          64,837
        600   Russell Corp.................................         17,348          17,775
      3,400   Sears Roebuch & Co...........................        165,280         182,750
        100   Springs Industries, Inc. Class A.............          4,416           5,275
        600   Stride Rite Corp.............................          7,299           7,725
        600   Supervalu, Inc...............................         16,833          20,700
      1,500   Sysco Corp...................................         50,449          54,750
        400   Tandy Corp...................................         19,077          22,400
      5,700   Tele-Communications TCI Group, Inc. (a)               82,571          84,787
      4,600   Time Warner, Inc.............................        193,052         221,950
        700   Times Mirror Co. Class A.....................         34,149          38,675
      1,200   TJX Companies, Inc...........................         22,389          31,650
      2,500   Toys"R"US, Inc. (a)..........................         69,567          87,500
      1,100   Tribune Co...................................         42,747          52,869
      1,100   TRW, Inc.....................................         56,561          62,494
        500   V F Corp.....................................         31,652          42,375
      2,900   Viacom, Inc. Class B (a).....................         97,623          87,000

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
     19,400   Wal-Mart Stores, Inc.........................   $    522,980    $    655,962
      1,900   Walgreen Co..................................         76,648         101,887
      1,300   Wendy's International, Inc...................         28,798          33,719
      5,600   Westinghouse Electric Co.....................        106,423         129,500
        400   Whirlpool Corp...............................         20,646          21,825
      1,300   Winn Dixie Stores, Inc.......................         45,449          48,425
      1,100   Woolworth Corp.(a)...........................         23,703          26,400
                                                              ------------    ------------
                                                                 5,871,530       6,570,620
                                                              ------------    ------------
              CONSUMER STAPLES-13.34%
        700   Alberto-Culver Co............................         18,398          19,600
      4,500   Anheuser Busch Companies, Inc................        182,465         188,719
      4,570   Archer-Daniels Midland.......................         87,366         107,395
        900   Avon Products, Inc...........................         47,672          63,506
        500   Brown Forman Corp............................         22,771          24,406
      4,200   Campbell Soup Co.............................        174,783         210,000
        900   Cardinal Health, Inc.........................         53,807          51,525
        200   Clorox Co....................................         17,972          26,400
     21,400   Coca Cola Co.................................      1,207,573       1,444,500
      2,700   Colgate-Palmolive Co.........................        144,075         176,175
      2,100   Conagra, Inc.................................        106,744         134,662
        100   Coors Adolph Co. Class B.....................          1,905           2,662
      1,900   Corning, Inc.................................         72,538         105,687
      1,100   CPC International, Inc.......................         85,853         101,544
      2,800   Eastman Kodak Co.............................        223,577         214,900
        800   Ecolab, Inc..................................         32,531          38,200
      1,300   Fortune Brands, Inc..........................         39,635          48,506
      1,300   General Mills, Inc...........................         80,307          84,662
      4,800   Gillette Co..................................        367,770         454,800
      3,100   Heinz (H.J.) Co..............................        123,325         142,988
      1,100   Hershey Foods Corp...........................         49,446          60,844
      1,200   International Flavors & Fragrance, Inc.......         54,922          60,600
     11,500   Johnson & Johnson Co.........................        638,541         740,313
      1,700   Kellogg Co...................................        119,193         145,563
        100   Nacco Industries, Inc........................          6,117           5,644
      1,600   Newell Co....................................         53,117          63,400
     13,100   Pepsico, Inc.................................        434,182         492,069
     21,200   Philip Morris Co., Inc.......................        819,767         940,750
        500   Pioneer Hi-Bred International................         30,659          40,000
        300   Polaroid Corp................................         13,854          16,650
      5,800   Procter & Gamble Co..........................        647,776         819,250
      1,400   Quaker Oats Co...............................         52,812          62,825
      1,000   Ralston-Ralston Purina Group.................         77,174          82,188
      1,200   Rubbermaid, Inc..............................         32,594          35,700
      3,900   Sara Lee Corp................................        146,498         162,338
      3,000   Seagrams Ltd.................................        112,767         120,750
        900   Tupperware Corp..............................         37,064          32,850
      1,400   Unilever N.V.................................        247,416         305,200
      1,400   UST, Inc.....................................         40,914          38,850
        700   Whitman Corp.................................         16,887          16,800
      1,200   Wrigley Jr., William Co......................         68,770          80,400
                                                              ------------    ------------
                                                                 6,791,537       7,963,821
                                                              ------------    ------------
              ENERGY & RELATED-9.01%
      1,000   Amerada Hess Corp............................         54,790          55,563
      4,200   Amoco Corp...................................        337,931         365,138
      2,800   Atlantic Richfield...........................        186,914         197,400
      1,400   Baker Hughes, Inc............................         48,905          54,163
      1,000   Burlington Resources, Inc....................         43,363          44,125
      5,600   Chevron Corp.................................        362,187         414,050
      1,000   Coastal Corp.................................         44,470          53,188
        400   Columbia Gas Systems, Inc....................         24,103          26,100
        900   Cons Natural Gas.............................         45,573          48,431
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
        100   Eastern Enterprises..........................   $      3,504    $      3,469
      2,200   Enron Corp...................................         90,849          89,788
        400   Enserch Corp.................................          8,059           8,900
     21,400   EXXON Corp...................................      1,067,591       1,316,100
      1,000   Halliburton Co...............................         68,490          79,250
        100   Helmerich & Payne............................          3,704           5,763
        300   Kerr-McGee Corp..............................         20,865          19,013
        200   Louisiana Land & Exploration Co..............         10,933          11,425
      6,600   Mobil Corp...................................        418,482         461,175
        300   Nicor, Inc...................................          9,587          10,763
      1,300   Noram Energy Corp............................         18,334          19,825
        100   Oneok, Inc...................................          2,617           3,219
      1,000   Oryx Energy Co. (a)..........................         20,863          21,125
      1,000   Pacific Enterprises..........................         31,545          33,625
        400   Pennzoil Co..................................         21,141          30,700
        600   Peoples Energy Corp. (and rights)............         20,472          22,463
      2,500   Phillips Petroleum Co........................        102,775         109,375
        600   Rowan Companies, Inc. (a)....................         11,058          16,913
     17,600   Royal Dutch Petroleum NY Reg. Shares.........        741,859         957,000
      1,200   Santa Fe Energy Resources (a)................         16,266          17,625
      2,000   Schlumberger Ltd.............................        201,917         250,000
        600   Sonat, Inc...................................         27,952          30,750
        600   Sun Co., Inc.................................         16,798          18,600
      2,400   Texaco, Inc..................................        239,931         261,000
      2,092   Union Pacific Resources Group................         56,615          52,039
      2,300   Unocal Corp..................................         90,948          89,269
      2,400   USX-Marathon Group...........................         59,705          69,300
        600   Western Atlas, Inc. (a)......................         40,571          43,950
      1,600   Williams Companies, Inc......................         64,011          70,000
                                                              ------------    ------------
                                                                 4,635,678       5,380,582
                                                              ------------    ------------
              FINANCE-15.14%
      1,244   Aetna, Inc...................................        102,124         127,355
        800   Ahmanson H F & Co............................         25,933          34,400
      3,600   Allstate Corp................................        209,305         262,800
      3,900   American Express Co..........................        222,816         290,550
      2,210   American General Corp........................         92,530         105,528
      4,000   American International Group, Inc............        472,801         597,500
      1,550   Aon Corp.....................................         67,940          80,213
      3,900   Banc One Corp................................        165,280         188,906
      3,100   Bank New York, Inc...........................        110,610         134,850
      6,000   BankAmerica Corp.............................        304,025         387,375
      1,200   BankBoston Corp..............................         79,878          86,475
      1,000   Bankers Trust of New York Corp...............         80,607          87,000
      1,900   Barnett Banks, Inc...........................         80,323          99,750
        500   Beneficial Corp..............................         34,057          35,531
      1,000   Block H & R, Inc.............................         30,049          32,250
      1,300   Charles Schwab Corp..........................         52,640          52,894
      3,800   Chase Manhattan Corp.........................        332,284         368,838
      1,700   Chubb Corp...................................         91,356         113,688
        600   Cigna Corp...................................         83,327         106,500
      4,000   Citicorp.....................................        432,984         482,250
      1,000   Comerica, Inc................................         51,141          68,000
      1,900   Conseco, Inc.................................         72,133          70,300
      1,600   Corestates Financial Corp....................         75,859          86,000
        900   Countrywide Credit Industries................         30,004          28,069
      1,200   Equifax, Inc.................................         42,600          44,625
      9,500   Fannie Mae...................................        369,665         414,438
      1,100   Fifth Third Bancorp..........................         73,731          90,234
      1,000   First Bank System, Inc.......................         70,268          85,375
      2,800   First Chicago NBD Corp.......................        151,013         169,400
      2,400   First Union Corp.............................        189,366         222,000
      2,300   Fleet Financial Group, Inc...................        119,024         145,475

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      6,000   Freddie Mac..................................   $    169,952    $    206,250
        600   General Re Corp..............................         97,577         109,200
        500   Golden West Financial........................         31,221          35,000
      1,000   Great Western Financial Corp.................         35,510          53,750
      1,200   Green Tree Financial.........................         40,861          42,750
      1,000   Hartford Financial Services Group............         69,347          82,750
        800   Household International Corp.................         72,890          93,950
      1,000   Jefferson Pilot Corp.........................         60,720          69,875
      2,000   KeyCorp......................................         98,753         111,750
      1,200   Lincoln National Corp........................         65,061          77,250
      1,000   Loews Corp...................................         89,440         100,125
      1,000   Marsh & McLennan Companies...................         51,602          71,375
        300   MBIA, Inc....................................         29,500          33,844
      2,900   MBNA Corp....................................         91,791         106,213
      2,100   Mellon Bank Corp.............................         73,890          94,763
      2,900   Merrill Lynch & Co...........................        119,785         172,913
      1,000   MGIC Investment Corp.........................         35,307          47,938
      1,600   Morgan J. P. & Co., Inc......................        158,410         167,000
      5,015   Morgan Stanley, Dean Witter, Discover &
                Co.........................................        180,442         215,958
      2,000   National City Corp...........................         89,110         105,000
      6,222   Nationsbank Corp.............................        319,237         401,319
      3,100   Norwest Corp.................................        144,219         174,375
      3,100   PNC Bank Corp................................        119,834         129,038
        700   Providian Financial Corporation (a)..........         17,342          22,488
        100   Pulte Corp...................................          2,692           3,456
        500   Republic New York Corp.......................         41,471          53,750
      1,200   Safeco Corp..................................         48,136          56,025
      1,000   Salomon, Inc.................................         52,685          55,625
        700   St. Paul Companies, Inc......................         44,121          53,375
      1,800   Suntrust Banks, Inc..........................         83,799          99,113
      1,000   Torchmark Corp...............................         57,564          71,250
        400   Transamerica Corp............................         32,209          37,425
      5,433   Travelers Group, Inc.........................        253,312         342,619
      1,100   U S Bancorp..................................         47,713          70,538
      1,200   UNUM Corp....................................         44,175          50,400
      1,200   USF & G Corp.................................         25,482          28,800
      1,300   Wachavia Corp................................         70,945          75,806
        800   Wells Fargo & Co.............................        209,407         215,600
                                                              ------------    ------------
                                                                 7,591,185       9,037,225
                                                              ------------    ------------
              HEALTH CARE-9.85%
      6,600   Abbott Labs..................................        360,782         440,550
        600   Allergan, Inc................................         21,346          19,088
        900   Alza Corp. (a)...............................         25,439          26,100
      5,400   American Home Products.......................        357,282         413,100
      2,500   Amgen, Inc. (a)..............................        150,613         145,313
        600   Bard (C.R.), Inc.............................         18,972          21,788
        600   Bausch & Lomb................................         22,796          28,275
      2,400   Baxter International, Inc....................        111,377         125,400
      1,100   Becton Dickinson.............................         47,331          55,688
      1,100   Beverly Enterprises (a)......................         15,478          17,875
      1,100   Biomet, Inc..................................         18,128          20,488
      1,900   Boston Scientific Corp. (a)..................        101,858         116,731
      8,500   Bristol Myers Squibb.........................        496,462         688,500
      5,650   Columbia/HCA Healthcare Corp.................        209,783         222,116
        600   Guidant Corp.................................         37,210          51,000
      3,200   Healthsouth Corp. (a)........................         69,540          79,800
      1,200   Humana, Inc. (a).............................         25,179          27,750
      4,700   Lilly (Eli) & Co.............................        385,265         513,769
        800   Mallinckrodt Group, Inc......................         30,745          30,400
        600   Manor Care, Inc..............................         15,704          19,575
      2,200   Medtronic, Inc...............................        147,072         178,200
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
     10,200   Merck & Co., Inc.............................   $    838,938    $  1,055,700
        400   Millipore Corp...............................         16,760          17,600
      5,500   Pfizer, Inc..................................        485,560         657,250
      4,300   Pharmacia & Upjohn, Inc......................        164,053         149,425
      6,400   Schering Plough Corp.........................        231,792         306,400
        600   St. Jude Medical, Inc. (a)...................         22,170          23,400
      2,400   Tenet Healthcare Corp. (a)...................         58,247          70,950
        700   U S Surgical Corp............................         23,779          26,075
      1,400   United Healthcare............................         67,107          72,800
      2,100   Warner Lambert Co............................        164,654         260,925
                                                              ------------    ------------
                                                                 4,741,422       5,882,031
                                                              ------------    ------------
              METAL & MINING-1.18%
      2,200   Alcan Aluminium Ltd..........................         73,325          76,313
      1,500   Aluminum Company of America..................        100,579         113,063
      1,100   Armco, Inc. (a)..............................          4,591           4,263
        400   ASARCO, Inc..................................         11,349          12,250
      3,200   Barrick Gold Corp............................         84,103          70,400
      1,900   Battle Mountain Gold Co......................         13,693          10,806
      1,100   Bethlehem Steel Corp. (a)....................         10,013          11,481
        700   Cyprus Amax Mineral..........................         16,252          17,150
      1,400   Echo Bay Mines Ltd...........................         10,680           8,050
      2,300   Freeport-McMoran Copper & Gold, Inc..........         68,750          71,588
      1,400   Homestake Mining Co..........................         21,997          18,288
      1,200   Inco Ltd.....................................         39,359          36,075
        200   Inland Steel Industries, Inc.................          4,008           5,225
      1,301   Newmont Mining Corp..........................         51,651          50,739
      1,000   Nucor Corp...................................         54,620          56,500
        600   Phelps Dodge Corp............................         44,142          51,113
      2,000   Placer Dome, Inc.............................         45,005          32,750
        400   Reynolds Metals Co...........................         24,134          28,500
        600   USX-US Steel Group, Inc......................         17,202          21,038
        600   Worthington Industries, Inc..................         12,750          10,988
                                                              ------------    ------------
                                                                   708,203         706,580
                                                              ------------    ------------
              TRANSPORTATION-1.21%
        600   AMR Corp. (a)................................         50,094          55,500
      1,100   Burlington Northern Santa Fe.................         90,453          98,863
        600   Caliber System, Inc..........................         19,459          22,350
      1,900   CSX Corp.....................................         92,149         105,450
        800   Delta Air Lines, Inc.........................         65,620          65,600
      1,000   Federal Express Corp. (a)....................         48,364          57,750
      1,100   Norfolk Southern Corp........................         98,505         110,825
      1,400   Southwest Airlines Co........................         35,824          36,225
      2,100   Union Pacific Corp...........................        122,114         148,050
        600   USAir Group, Inc. (a)........................         10,671          21,000
                                                              ------------    ------------
                                                                   633,253         721,613
                                                              ------------    ------------
              UTILITIES-8.36%
      4,300   Airtouch Communication (a)...................        117,103         117,713
      1,500   Alltel Corp..................................         46,685          50,156
      1,600   American Electric Power, Inc.................         66,291          67,200
      4,700   Ameritech Corp...............................        280,716         319,306
     14,200   AT & T Corp..................................        535,024         497,888
      1,400   Baltimore Gas & Electric.....................         37,429          37,363
      3,800   Bell Atlantic Corp...........................        246,067         288,325
      8,400   Bellsouth Corp...............................        358,231         389,550
      1,200   Carolina Power and Light Co..................         43,002          43,050
      1,700   Central & South West Corp....................         41,953          36,125
      1,300   Cinergy Corp.................................         43,102          45,256
      1,900   Cons-Edison Co. NY...........................         56,678          55,931
      1,500   Dominion Resources, Inc......................         57,185          54,938
      1,400   DTE Energy Co................................         41,224          38,675

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      2,953   Duke Energy Corp.............................   $    127,264    $    141,559
      3,500   Edison International.........................         69,510          87,063
      2,200   Entergy Corp.................................         56,610          60,225
      1,800   FPL Group, Inc...............................         82,098          82,913
      1,600   Frontier Corp................................         34,428          31,900
      1,100   GPU, Inc.....................................         37,245          39,463
      8,100   GTE Corp.....................................        356,951         355,388
      1,800   Houston Industries, Inc......................         39,337          38,588
      5,700   MCI Communications Corp......................        189,194         218,203
      1,000   Niagara Mohawk Power (a).....................          9,495           8,563
        500   Northern States Power Co.....................         23,771          25,875
      3,700   Nynex Corp...................................        181,145         213,213
      1,500   Ohio Edison Co...............................         32,602          32,719
      3,500   P G & E Corporation..........................         80,036          84,875
      2,500   Pacificorp...................................         52,178          55,000
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      1,900   Peco Energy Co...............................   $     44,859    $     39,900
      1,600   PP&L Resources, Inc..........................         35,470          31,900
      2,000   Public Service Enterprise....................         53,547          50,000
      7,801   SBC Communications...........................        414,300         482,687
      5,700   Southern Co..................................        126,868         124,688
      3,900   Sprint Corp..................................        172,154         205,238
      1,800   Texas Utilities Co...........................         71,001          61,988
      1,900   Unicom Corp..................................         46,147          42,275
        900   Union Electric Co............................         33,345          33,919
      4,100   US West Communications Group.................        136,509         154,519
      7,800   Worldcom, Inc. (a)...........................        204,396         249,600
                                                              ------------    ------------
                                                                 4,681,150       4,993,737
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 49,789,268    $ 58,114,273
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-2.18%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 INVESTMENT COMPANY-2.02%
   $1,206,757    First American Prime Obligation Fund, Current
                   rate -- 5.32%..............................   $ 1,206,757
                                                                 ------------
                 U.S. TREASURY BILLS-0.16%
       95,000    US Treasury Bill, 5.10%, 9-25-1997 (e).......        93,859
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................   $ 1,300,616
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $51,089,884)...............................   $59,414,889
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $51,130,996, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 8,917,122
Unrealized depreciation.....................................     (633,229)
-------------------------------------------------------------------------
Net Unrealized appreciation.................................  $ 8,283,893
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.38% of net assets as of June 30, 1997.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                             MARKET                  UNREALIZED
                                                                              VALUE                  APPRECIATION
                                                               NUMBER OF   COVERED BY                (DEPRECIATION)
ISSUER                                                        CONTRACT(S)  CONTRACT(S)  EXPIRATION   AT 6/30/97
----------------------------------------------------------------------------------------------------------------
Standard & Poor's 500.......................................        4      $1,780,500     September  $ 24,225

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-90.16%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              AEROSPACE AND EQUIPMENT-2.20%
      7,300   AlliedSignal, Inc............................   $    503,451    $    613,200
      2,400   Boeing Co....................................        124,003         127,350
      2,200   Lockheed Martin Corp.........................        187,898         227,837
                                                              ------------    ------------
                                                                   815,352         968,387
                                                              ------------    ------------
              APPAREL-0.81%
     11,200   Warnaco Group Class A........................        317,961         357,000
                                                              ------------    ------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.14%
      1,400   Lear Corp. (a)...............................         49,123          62,125
                                                              ------------    ------------
              BANKS-5.96%
      6,900   Banc One Corp................................        288,147         334,219
      4,300   Chase Manhattan Corp.........................        367,781         417,369
      4,000   Citicorp.....................................        417,199         482,250
     11,800   Mellon Bank Corp.............................        417,821         532,475
      3,600   NationsBank Corp.............................        173,457         232,200
      7,700   Norwest Corp.................................        335,137         433,125
        700   Wells Fargo & Co.............................        187,871         188,650
                                                              ------------    ------------
                                                                 2,187,413       2,620,288
                                                              ------------    ------------
              BEVERAGE-1.02%
        800   Coca-Cola Co.................................         40,236          54,000
     10,500   PepsiCo, Inc.................................        348,356         394,406
                                                              ------------    ------------
                                                                   388,592         448,406
                                                              ------------    ------------
              BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-0.36%
      2,700   Amgen, Inc. (a)..............................        158,829         156,937
                                                              ------------    ------------
              BUILDING MATERIALS-0.47%
      4,900   Masco Corp...................................        177,610         204,575
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-2.37%
      7,600   ADT Ltd. (a).................................        164,584         250,800
     12,700   First Data Corp..............................        475,537         558,006
      2,000   Omnicom Group, Inc...........................        114,850         123,250
      3,600   Wallace Computer Services, Inc...............        113,945         108,225
                                                              ------------    ------------
                                                                   868,916       1,040,281
                                                              ------------    ------------
              CABLE TELEVISION-0.55%
     12,000   U.S. West Media Group (a)....................        235,550         243,000
                                                              ------------    ------------
              CHEMICALS-2.63%
        800   Dow Chemical Co..............................         67,468          69,700
      4,200   Du Pont (E.I.) de Nemours & Co...............        199,391         264,075
      7,800   Great Lakes Chemical Corp....................        398,577         408,525
      5,900   Hercules, Inc................................        261,070         282,462
      3,000   Monsanto Co..................................        113,928         129,187
                                                              ------------    ------------
                                                                 1,040,434       1,153,949
                                                              ------------    ------------
              CHEMICALS-SPECIALTY-0.06%
        800   Sigma-Aldrich Corp...........................         26,428          28,050
                                                              ------------    ------------
              COMPUTER-COMMUNICATIONS EQUIPMENT-1.52%
      3,200   3Com Corp. (a)...............................        147,545         144,000
      2,800   Ascend Communications, Inc. (a)..............        158,416         110,250
      5,100   Cisco Systems, Inc. (a)......................        292,325         342,337
        600   Dell Computer Corp. (a)......................         46,726          70,462
                                                              ------------    ------------
                                                                   645,012         667,049
                                                              ------------    ------------
              COMPUTER-SOFTWARE-4.65%
      5,800   Automatic Data Processing, Inc...............        246,612         272,600
      7,600   BMC Software, Inc. (a).......................        308,809         420,850
      3,300   Electronic Data Systems Corp.................        156,676         135,300
      2,000   Microsoft Corp. (a)..........................        147,466         252,750
      3,800   National Data Corp...........................        142,840         164,587
      5,100   Oracle Corp. (a).............................        215,672         256,912

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      3,400   Parametric Technology Corp. (a)..............   $    151,551    $    144,712
      5,300   Sungard Data Systems, Inc. (a)...............        213,027         246,450
      4,000   Synopsys, Inc. (a)...........................        148,662         147,000
                                                              ------------    ------------
                                                                 1,731,315       2,041,161
                                                              ------------    ------------
              CONSUMER GOODS-0.90%
      3,700   Colgate-Palmolive Co.........................        184,481         241,425
        700   Unilever N.V. ADR............................        132,156         152,600
                                                              ------------    ------------
                                                                   316,637         394,025
                                                              ------------    ------------
              CONTAINERS AND PACKAGING-0.57%
      4,700   Crown Cork & Seal Company, Inc...............        255,729         251,156
                                                              ------------    ------------
              COSMETICS AND SUNDRIES-1.20%
      1,200   Gillette Co..................................         94,660         113,700
      4,500   SmithKline Beecham plc ADR...................        302,439         412,312
                                                              ------------    ------------
                                                                   397,099         526,012
                                                              ------------    ------------
              DRUGS-6.46%
      4,700   American Home Products Corp..................        289,538         359,550
      7,800   Johnson & Johnson............................        426,624         502,125
      2,200   Lilly (Eli) & Co., Inc.......................        173,098         240,487
      5,200   Merck & Co., Inc.............................        431,921         538,200
      4,900   Pfizer, Inc..................................        413,258         585,550
      6,800   Schering-Plough Corp.........................        245,260         325,550
      2,300   Warner-Lambert Co............................        180,305         285,775
                                                              ------------    ------------
                                                                 2,160,004       2,837,237
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT-1.06%
      7,100   General Electric Co..........................        330,659         464,162
                                                              ------------    ------------
              ELECTRIC PRODUCTS-0.38%
      2,200   Honeywell, Inc...............................        125,272         166,925
                                                              ------------    ------------
              ELECTRIC-COMPONENTS AND PARTS-1.06%
      6,600   Hubbell, Inc. Class B........................        255,541         290,400
      3,400   Linear Technology Corp.......................        156,668         175,950
                                                              ------------    ------------
                                                                   412,209         466,350
                                                              ------------    ------------
              ELECTRONIC-CONTROLS AND EQUIPMENT-0.37%
      2,900   Hewlett-Packard Co...........................        144,388         162,400
                                                              ------------    ------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-2.34%
      2,800   Altera Corp. (a).............................        126,759         141,400
      2,500   Intel Corp...................................        295,882         354,531
      3,900   Maxim Integrated Products, Inc. (a)..........        170,543         221,813
      2,800   Motorola, Inc................................        178,472         212,800
      2,000   Xilinx, Inc. (a).............................         62,380          98,125
                                                              ------------    ------------
                                                                   834,036       1,028,669
                                                              ------------    ------------
              FINANCE SERVICES-7.05%
      4,700   American Express Co..........................        260,887         350,150
      2,500   BankBoston Corp..............................        162,231         180,156
      9,100   Fannie Mae...................................        350,628         396,988
     13,600   Freddie Mac..................................        349,684         467,500
      4,700   Green Tree Financial Corp....................        158,323         167,438
      6,400   H & R Block, Inc.............................        181,892         206,400
      2,200   Household International, Inc.................        189,753         258,363
      9,300   Money Store, Inc. (The)......................        229,364         266,794
      1,900   Student Loan Marketing Association...........        200,565         241,300
      8,933   Travelers Group, Inc.........................        390,787         563,337
                                                              ------------    ------------
                                                                 2,474,114       3,098,426
                                                              ------------    ------------
              FOOD-4.75%
      5,000   American Stores Co...........................        223,396         246,875
      5,600   Heinz (H.J.) Co..............................        208,503         258,300
      2,900   Interstate Bakeries Corp.....................        103,982         172,006
      3,500   McCormick & Company, Inc.....................         85,969          88,375
      5,300   Nabisco Holdings Corp. Class A...............        194,738         211,338

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
      2,200   Ralston -- RALSTON PURINA GROUP..............   $    162,133    $    180,813
      7,950   Richfood Holdings, Inc.......................        182,748         206,700
      6,900   Safeway, Inc. (a)............................        292,404         318,263
      9,700   Sara Lee Corp................................        370,687         403,763
                                                              ------------    ------------
                                                                 1,824,560       2,086,433
                                                              ------------    ------------
              GLASS AND GLASS PRODUCTS, POTTERY-1.13%
      8,900   Corning, Inc.................................        353,462         495,063
                                                              ------------    ------------
              HEALTH CARE SERVICES-2.78%
      7,250   Columbia/HCA Healthcare Corp.................        273,830         285,016
     10,300   Healthsouth Corp. (a)........................        223,857         256,856
      1,200   McKesson Corp................................         78,887          93,000
      2,400   PacifiCare Health Systems, Inc. Class B
                (a)........................................        192,444         153,300
      3,300   United Healthcare Corp.......................        182,331         171,600
      6,200   Vencor, Inc. (a).............................        201,556         261,950
                                                              ------------    ------------
                                                                 1,152,905       1,221,722
                                                              ------------    ------------
              HOTEL AND GAMING-0.17%
      1,200   ITT Corp. (a)................................         51,672          73,275
                                                              ------------    ------------
              HOUSEHOLD PRODUCTS-1.49%
      7,500   Kimberly-Clark Corp..........................        344,953         373,125
      2,000   Procter & Gamble Co..........................        207,072         282,500
                                                              ------------    ------------
                                                                   552,025         655,625
                                                              ------------    ------------
              INSURANCE-5.38%
      7,400   Ace Ltd......................................        424,386         546,675
      1,800   American International Group, Inc............        207,287         268,875
      4,400   Exel Limited.................................        185,276         232,100
      5,800   Mid Ocean Ltd................................        269,916         304,138
      4,200   St. Paul Companies, Inc......................        271,062         320,250
      9,500   Travelers Property Casualty Corp.............        302,613         378,813
      7,500   UNUM Corp....................................        263,074         315,000
                                                              ------------    ------------
                                                                 1,923,614       2,365,851
                                                              ------------    ------------
              LEISURE TIME-AMUSEMENTS-1.68%
      7,400   Carnival Corp. Class A.......................        251,033         305,250
      5,400   Disney (Walt) Co.............................        383,322         433,350
                                                              ------------    ------------
                                                                   634,355         738,600
                                                              ------------    ------------
              MACHINERY-0.81%
     11,400   Teleflex, Inc................................        287,157         356,250
                                                              ------------    ------------
              MACHINERY-OIL AND WELL-1.03%
      4,600   Cooper Cameron Corp. (a).....................        109,918         215,050
      3,000   Halliburton Co...............................        185,752         237,750
                                                              ------------    ------------
                                                                   295,670         452,800
                                                              ------------    ------------
              MACHINERY-TOOLS-1.41%
      7,700   Danaher Corp.................................        326,293         391,256
      3,500   SPX Corp.....................................        165,281         226,844
                                                              ------------    ------------
                                                                   491,574         618,100
                                                              ------------    ------------
              MEDICAL SUPPLIES-0.35%
      3,900   St. Jude Medical, Inc. (a)...................        135,933         152,100
                                                              ------------    ------------
              MEDICAL TECHNOLOGY-1.28%
      4,400   Boston Scientific Corp. (a)..................        232,557         270,325
      3,600   Medtronic, Inc. (and rights).................        232,764         291,600
                                                              ------------    ------------
                                                                   465,321         561,925
                                                              ------------    ------------
              METALS-FABRICATING-0.51%
      5,600   Newell Co....................................        179,930         221,900
                                                              ------------    ------------
              METAL & MINING-0.59%
      6,700   Newmont Mining Corp..........................        274,212         261,300
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              MISCELLANEOUS-2.74%
      4,200   Eastman Kodak Co.............................   $    339,663    $    322,350
      2,600   Jones Apparel Group, Inc. (a)................         77,922         124,150
      7,400   Service Corp. International..................        223,972         243,275
      4,800   Stanley Works................................        175,752         192,000
      4,600   Tyco International Ltd.......................        246,905         319,988
                                                              ------------    ------------
                                                                 1,064,214       1,201,763
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES-1.75%
      2,400   Compaq Computer Corp. (a)....................        204,596         238,200
      5,700   IKON Office Solutions, Inc...................        204,003         142,144
      4,300   International Business Machines Corp.........        286,426         387,806
                                                              ------------    ------------
                                                                   695,025         768,150
                                                              ------------    ------------
              OIL AND GAS FIELD SERVICES-0.48%
      1,800   BJ Services Co. (a)..........................         63,332          96,525
      2,100   Camco International, Inc.....................         89,901         114,975
                                                              ------------    ------------
                                                                   153,233         211,500
                                                              ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-1.37%
      5,000   British Petroleum Co. plc ADR................        323,183         374,375
      2,100   Texaco, Inc..................................        220,741         228,375
                                                              ------------    ------------
                                                                   543,924         602,750
                                                              ------------    ------------
              OIL-REFINING-1.50%
      2,800   Atlantic Richfield Co........................        185,998         197,400
      6,600   Mobil Corp...................................        409,044         461,175
                                                              ------------    ------------
                                                                   595,042         658,575
                                                              ------------    ------------
              PRECISION INSTRUMENTS-TEST, RESEARCH-0.31%
      2,500   Emerson Electric Co..........................        109,293         137,656
                                                              ------------    ------------
              PRINTING-0.42%
      5,000   Donnelley (R.R.) & Sons Co...................        173,582         183,125
                                                              ------------    ------------
              PUBLISHING-1.30%
      6,200   Time Warner, Inc.............................        268,758         299,150
      5,700   Tribune Co...................................        241,711         273,956
                                                              ------------    ------------
                                                                   510,469         573,106
                                                              ------------    ------------
              RAILROAD AND RAILROAD EQUIPMENT-0.51%
      2,500   Burlington Northern Santa Fe Corp............        207,993         224,688
                                                              ------------    ------------
              REAL ESTATE-INVESTMENT TRUST-0.48%
      1,800   Patriot American Hospitality, Inc............         41,897          45,900
      3,900   Starwood Lodging Trust.......................        148,523         166,481
                                                              ------------    ------------
                                                                   190,420         212,381
                                                              ------------    ------------
              RESTAURANTS AND FRANCHISING-0.56%
      5,100   McDonald's Corp..............................        239,073         246,394
                                                              ------------    ------------
              RETAIL-CLOTHING-0.14%
      1,600   Gap, Inc.....................................         46,598          62,200
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES-1.86%
      7,500   Federated Department Stores, Inc. (a)........        255,671         260,625
      3,900   Kohl's Corp. (a).............................        150,889         206,456
      3,800   Neiman-Marcus Group, Inc. (a)................         98,869          99,750
      7,400   Wal-Mart Stores, Inc.........................        215,194         250,213
                                                              ------------    ------------
                                                                   720,623         817,044
                                                              ------------    ------------
              RETAIL-ELECTRIC PRODUCTS, RADIO, TV, AUDIO-0.10%
      1,200   Circuit City Stores, Inc.....................         37,803          42,675
                                                              ------------    ------------
              RETAIL-MISCELLANEOUS-0.85%
     11,450   Corporate Express, Inc. (a)..................        171,022         165,309
      4,071   CVS Corp.....................................        139,899         208,639
                                                              ------------    ------------
                                                                   310,921         373,948
                                                              ------------    ------------

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              RETAIL-SPECIALTY-1.89%
     11,950   CUC International, Inc. (a)..................   $    289,320    $    308,459
      9,100   General Nutrition Companies, Inc. (a)........        191,127         254,800
      3,900   Home Depot, Inc..............................        214,805         268,856
                                                              ------------    ------------
                                                                   695,252         832,115
                                                              ------------    ------------
              SHOES AND LEATHER-0.05%
        400   Nike, Inc. Class B...........................         27,176          23,350
                                                              ------------    ------------
              TELECOMMUNICATIONS-0.60%
      2,200   Lucent Technologies, Inc.....................        128,426         158,538
      1,400   Nokia Corp. Class A ADR......................         90,201         103,250
                                                              ------------    ------------
                                                                   218,627         261,788
                                                              ------------    ------------
              TELECOMMUNICATION EQUIPMENT-0.11%
        900   Tellabs, Inc.(a).............................         30,176          50,288
                                                              ------------    ------------
              TELEPHONE SERVICES-0.95%
      5,500   Alltel Corp..................................        177,522         183,906
      7,200   WorldCom, Inc. (a)...........................        196,139         230,400
                                                              ------------    ------------
                                                                   373,661         414,306
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              TOBACCO-1.21%
     12,000   Philip Morris Companies, Inc.................   $    458,441    $    532,500
                                                              ------------    ------------
              TOYS-0.85%
     11,000   Mattel, Inc..................................        288,310         372,625
                                                              ------------    ------------
              UTILITIES-TELEPHONE-2.21%
      2,900   AT & T Corp..................................        109,163         101,681
      4,800   MCI Communications Corp......................        149,451         183,750
      6,500   SBC Communications, Inc......................        344,397         402,188
      2,200   Sprint Corp..................................        104,037         115,775
      3,500   Vodafone Group plc ADR.......................        140,145         169,531
                                                              ------------    ------------
                                                                   847,193         972,925
                                                              ------------    ------------
              WASTE DISPOSAL-0.43%
      4,900   U.S.A. Waste Services, Inc. (a)..............        158,316         189,263
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 33,410,437    $ 39,612,629
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-10.36%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 INVESTMENT COMPANY-1.32%
   $  578,462    First American Prime Obligation Fund, Current
                   rate -- 5.32%..............................   $   578,462
                                                                 ------------
                 FINANCE COMPANIES-2.21%
      480,000    Metlife Funding Inc., 5.68%, 8-4-1997........       477,410
      495,000    RTZ America, Inc., 5.70%, 7-8-1997 (e).......       494,387
                                                                 ------------
                                                                     971,797
                                                                 ------------
                 FOOD-GROCERY, MISCELLANEOUS-2.31%
      715,000    Archer Daniels Midland, 5.61%, 7-8-1997......       714,123
      300,000    Archer Daniels Midland, 5.69%, 7-15-1997.....       299,300
                                                                 ------------
                                                                   1,013,423
                                                                 ------------
                 U.S. GOVERNMENT AGENCY-0.44%
       95,000    Federal Home Loan Mortgage Corp., 5.57%,
                   8-4-1997...................................        94,497
      101,000    Federal Home Loan Mortgage Corp., 5.66%,
                   7-25-1997..................................       100,613
       93,000    Federal Home Loan Mortgage Corp., 5.60%,
                   8-12-1997..................................        92,392
                                                                 ------------
                                                                     287,502
                                                                 ------------
                 UTILITIES-TELEPHONE-4.09%
    1,800,000    France Telecon, 5.63%, 7-17-1997.............     1,795,300
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................   $ 4,646,484
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $38,056,921) (B)...........................   $44,259,113
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $38,060,405, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 6,621,157
Unrealized depreciation.....................................     (422,449)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 6,198,708
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.98% of net assets as of June 30, 1997.
 (e) Commercial paper sold within the terms of private placement memorandums, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be illiquid under the guidelines established by the board of directors.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
June 30,1997 (Unaudited)

COMMON STOCKS-88.51%

--------------------------------------------------------------------------------
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 ARGENTINA-1.66%
      150,000    Disco S.A. ADR (a) -- RETAIL-GROCERY.........   $   2,364,750    $   5,943,750
                                                                 -------------    -------------
                 AUSTRIA-2.11%
       46,800    OMV Aktiengesellschaft (e) -- OIL-CRUDE
                   PETROLEUM AND GAS..........................       4,739,434        5,996,090
       16,000    Wolford AG -- APPAREL........................       1,830,831        1,552,890
                                                                 -------------    -------------
                                                                     6,570,265        7,548,980
                                                                 -------------    -------------
                 BELGIUM-1.70%
       30,000    Barco N.V. -- TELECOMMUNICATION EQUIPMENT....       3,715,162        6,083,448
                                                                 -------------    -------------
                 BERMUDA-0.60%
       82,000    Central European Media Enterprises Ltd. Class
                   A (a) -- BROADCASTING......................       2,255,000        2,132,000
                                                                 -------------    -------------
                 BRAZIL-1.56%
       24,000    Telebras ADR -- UTILITIES-TELEPHONE (g)......       1,514,978        3,642,000
       52,000    Uniao de Bancos Brasileiros S.A. GDR -- BANKS
                   (g)........................................       1,755,000        1,930,500
                                                                 -------------    -------------
                                                                     3,269,978        5,572,500
                                                                 -------------    -------------
                 CHILE-0.77%
       69,100    Santa Isabel S.A. ADR -- RETAIL-GROCERY
                   (g)........................................       1,469,920        2,228,475
       28,000    Supermercados Unimarc S.A. ADR
                   (a) -- RETAIL-GROCERY (g)..................         469,000          525,000
                                                                 -------------    -------------
                                                                     1,938,920        2,753,475
                                                                 -------------    -------------
                 CHINA-0.33%
       45,500    China Eastern Airlines ADR (a) -- AIRLINES
                   (g)........................................         819,000        1,183,000
                                                                 -------------    -------------
                 FINLAND-3.52%
       50,000    Amer Group Ltd.(a) -- DIVERSIFIED
                   COMPANIES..................................       1,029,160          900,033
       66,100    KCI Konecranes International Corp.
                   (e) -- MACHINERY...........................       1,369,093        2,901,436
      118,000    Nokia (AB) K Shares -- TELECOMMUNICATION
                   EQUIPMENT..................................       2,084,562        8,791,636
                                                                 -------------    -------------
                                                                     4,482,815       12,593,105
                                                                 -------------    -------------
                 FRANCE-3.00%
       21,000    Cipe Group France -- BUSINESS SERVICES AND
                   SUPPLIES...................................       2,940,144        2,718,476
       55,000    Compagnie Generale de Geophysique ADR
                   (a) -- OIL AND GAS FIELD SERVICES..........         935,000        1,058,750
       10,000    Pathe S.A. -- BROADCASTING...................       2,339,579        1,986,055
       34,000    Sanofi S.A. -- DRUGS.........................       1,996,096        3,335,754
       65,000    Stolt Comex Seaway S.A. (a) -- OIL-OFFSHORE
                   DRILLING...................................       1,144,363        1,649,375
                                                                 -------------    -------------
                                                                     9,355,182       10,748,410
                                                                 -------------    -------------
                 GERMANY-3.01%
      165,000    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                   PARTS......................................       2,587,281        2,992,194
       57,000    SGL Carbon AG -- STEEL AND IRON..............       2,708,232        7,791,756
                                                                 -------------    -------------
                                                                     5,295,513       10,783,950
                                                                 -------------    -------------
                 HONG KONG-2.23%
    1,900,000    First Pacific Co. Ltd. -- DIVERSIFIED
                   COMPANIES..................................       2,212,214        2,427,949
    1,400,000    Hong Kong Land Holdings Ltd. -- REAL
                   ESTATE.....................................       3,833,101        3,724,000
      210,000    Hutchison Whampoa Ltd. -- DIVERSIFIED
                   COMPANIES..................................       1,379,712        1,816,121
                                                                 -------------    -------------
                                                                     7,425,027        7,968,070
                                                                 -------------    -------------
                 HUNGARY-1.49%
      240,000    MOL Magyar Olaj-es Gazipari Rt.
                   GDR -- OIL-REFINING........................       1,944,000        5,321,785
                                                                 -------------    -------------
                 INDIA-0.25%
       38,000    Indian Hotels Co. Ltd. (The) GDR
                   (a)(f) -- HOTEL AND GAMING.................         630,800          902,500
                                                                 -------------    -------------
                 IRELAND-0.05%
        7,000    Ryanair Holdings plc ADR -- AIRLINES (g).....         103,110          189,875
                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30,1997 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 ISRAEL-2.16%
       84,000    ECI Telecommunications
                   Ltd. -- TELECOMMUNICATION EQUIPMENT (g)....   $   1,662,746    $   2,499,000
       81,000    Teva Pharmaceutical Industries Ltd.
                   ADR -- DRUGS (g)...........................       2,755,500        5,244,750
                                                                 -------------    -------------
                                                                     4,418,246        7,743,750
                                                                 -------------    -------------
                 ITALY-1.15%
       82,700    Fila Holdings S.p.A. ADR -- SHOES AND LEATHER
                   (g)........................................       1,943,696        2,765,281
       52,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....         765,795        1,332,500
                                                                 -------------    -------------
                                                                     2,709,491        4,097,781
                                                                 -------------    -------------
                 JAPAN-5.50%
       30,000    Autobacs Seven Co.
                   Ltd. -- RETAIL-MISCELLANEOUS...............       2,959,769        2,380,494
       27,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                   SUPPLIES...................................       2,113,634        3,685,500
          230    DDI Corp. -- TELEPHONE SERVICES..............       1,863,283        1,700,428
      165,000    Laox Co. Ltd. -- RETAIL-ELECTRIC PRODUCTS,
                   RADIO, TV, AUDIO...........................       3,259,298        2,321,506
       16,700    Matsushita Electric Industrial Co. Ltd.
                   ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT...       2,772,445        3,415,150
          369    Nippon Telegraph & Telephone
                   Corp. -- TELEPHONE SERVICES................       3,179,997        3,547,146
       30,000    Sony Corp. -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................       1,951,042        2,619,068
                                                                 -------------    -------------
                                                                    18,099,468       19,669,292
                                                                 -------------    -------------
                 MEXICO-0.62%
       68,000    Panamerican Beverages, Inc. Class
                   A -- BEVERAGE..............................       1,189,321        2,235,500
                                                                 -------------    -------------
                 NETHERLANDS-3.69%
       30,000    Gucci Group N.V. -- RETAIL-MISCELLANEOUS
                   (g)........................................         660,000        1,931,250
       42,000    IHC Caland N.V. -- MACHINERY-OIL AND WELL....         955,247        2,300,081
       28,000    ING Groep N.V. -- FINANCE SERVICES...........       1,300,719        1,293,305
       45,000    Randstad Holdings N.V. -- BUSINESS SERVICES
                   AND SUPPLIES...............................       1,260,270        4,754,196
       24,000    Wolters Kluwer N.V. -- PUBLISHING............       1,404,741        2,927,543
                                                                 -------------    -------------
                                                                     5,580,977       13,206,375
                                                                 -------------    -------------
                 NORWAY-1.62%
      118,700    Petroleum Geo-Services ADR
                   (a) -- MACHINERY-OIL AND WELL..............       3,323,284        5,801,462
                                                                 -------------    -------------
                 PORTUGAL-0.54%
       14,000    Electricidade De Portugal
                   (a) -- UTILITIES-ELECTRIC (g)..............         361,760          504,000
       35,800    Portugal Telecom S.A.
                   ADR -- UTILITIES-TELEPHONE.................         818,674        1,436,475
                                                                 -------------    -------------
                                                                     1,180,434        1,940,475
                                                                 -------------    -------------
                 SPAIN-2.10%
       35,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       1,448,791        1,482,627
       70,000    Telefonica de Espana, S.A.
                   ADR -- UTILITIES-TELEPHONE (g).............       4,919,131        6,037,500
                                                                 -------------    -------------
                                                                     6,367,922        7,520,127
                                                                 -------------    -------------
                 SWEDEN-3.52%
      138,000    Ericsson (L.M.) Telephone Co. Class B
                   ADR -- TELECOMMUNICATION EQUIPMENT.........       2,352,375        5,433,750
       95,000    Hoganas AB Class B -- MISCELLANEOUS..........       2,474,103        3,163,645
      208,000    Industri Matematik International Corp.
                   (a) -- COMPUTER-SOFTWARE...................       1,974,108        3,380,000
       35,500    WM Data AB Class B -- BUSINESS SERVICES AND
                   SUPPLIES...................................         197,037          624,387
                                                                 -------------    -------------
                                                                     6,997,623       12,601,782
                                                                 -------------    -------------
                 SWITZERLAND-1.96%
        2,667    Novartis AG -- DRUGS.........................       3,059,226        4,269,834
          300    Roche Holdings AG, Genusschein
                   NVP -- DRUGS...............................       1,568,202        2,717,358
                                                                 -------------    -------------
                                                                     4,627,428        6,987,192
                                                                 -------------    -------------
                 UNITED KINGDOM-3.99%
      800,000    Avis Europe plc (a) -- BUSINESS SERVICES AND
                   SUPPLIES...................................       1,650,954        1,817,416
      491,700    Capita Group plc -- BUSINESS SERVICES AND
                   SUPPLIES...................................       1,050,020        1,927,183
      100,000    Dr. Solomon's Group plc ADR
                   (a) -- COMPUTER-SOFTWARE (g)...............       1,981,250        2,537,500
       63,000    Glaxo Wellcome plc ADR -- DRUGS (g)..........       2,318,473        2,634,187
       53,000    Norwich Union plc (e) -- INSURANCE...........         251,960          281,824

--------------------------------------------------------------------------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
      675,000    Orange plc -- TELEPHONE SERVICES.............   $   2,141,022    $   2,229,955
      260,000    Powerscreen International
                   plc -- CONSTRUCTION........................       1,304,787        2,832,140
                                                                 -------------    -------------
                                                                    10,698,466       14,260,205
                                                                 -------------    -------------
                 UNITED STATES-39.38%
      221,000    3Com Corp. (a) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT (g)..............................       2,788,487        9,945,000
      150,000    AccuStaff, Inc. (a) -- BUSINESS SERVICES AND
                   SUPPLIES (g)...............................       3,418,110        3,553,125
       66,000    Altera Corp. (a) -- ELECTRONIC-SEMICONDUCTOR
                   AND CAPACITOR (g)..........................       1,388,406        3,333,000
       49,900    American Oncology Resources, Inc.
                   (a) -- HEALTH CARE SERVICES................         548,900          842,063
      141,500    ANSYS, Inc. (a) -- COMPUTER-SOFTWARE.........       1,734,475        1,114,312
      192,500    Apple South, Inc. -- RESTAURANTS AND
                   FRANCHISING (g)............................       2,430,573        2,935,625
       85,000    Applebees International, Inc. -- RESTAURANTS
                   AND FRANCHISING (g)........................       1,454,875        2,273,750
       18,000    AutoZone, Inc. (a) -- RETAIL-SPECIALTY (g)...         415,780          424,125
       75,000    Avant! Corp. (a) -- COMPUTER-SOFTWARE (g)....       1,945,445        2,423,437
      112,000    Bed, Bath & Beyond, Inc.
                   (a) -- RETAIL-SPECIALTY (g)................       1,601,689        3,402,000
      115,500    Blyth Industries, Inc. (a) -- CONSUMER GOODS
                   (g)........................................       3,510,585        3,898,125
       49,000    Camco International, Inc. -- OIL AND GAS
                   FIELD SERVICES (g).........................       2,097,316        2,682,750
       76,000    Cheesecake Factory, Inc. (a) -- RESTAURANTS
                   AND FRANCHISING (g)........................       1,962,425        1,596,000
       80,000    Cisco Systems, Inc.
                   (a) -- COMPUTER-COMMUNICATIONS EQUIPMENT...         917,000        5,370,000
      125,000    Covance, Inc. (a) -- BUSINESS SERVICES AND
                   SUPPLIES (g)...............................       2,469,913        2,414,062
      148,000    Credit Acceptance Corp. (a) -- FINANCE
                   SERVICES (g)...............................       3,167,200        1,905,500
      134,000    CUC International, Inc.
                   (a) -- RETAIL-SPECIALTY (g)................       2,901,252        3,458,875
      135,000    Data Processing Resources Corp.
                   (a) -- BUSINESS SERVICES AND SUPPLIES......       2,708,975        3,155,625
      225,000    DSP Communications, Inc. (a) -- ELECTRONIC
                   COMPONENTS.................................       3,833,816        2,475,000
       42,000    ENSCO International, Inc. (a) -- OIL-OFFSHORE
                   DRILLING (g)...............................       2,096,396        2,215,500
       60,000    Falcon Drilling Co. (a) -- OIL-OFFSHORE
                   DRILLING...................................       2,081,252        3,457,500
      260,000    Gartner Group, Inc. Class A (a) -- BUSINESS
                   SERVICES AND SUPPLIES (g)..................       1,300,000        9,343,750
       90,000    Green Tree Financial Corp. -- FINANCE
                   SERVICES (g)...............................       2,972,661        3,206,250
       85,000    HCIA, Inc. (a) -- HEALTH CARE SERVICES.......       2,889,315        2,847,500
      130,000    Input/Output, Inc. (a) -- MACHINERY-OIL AND
                   WELL.......................................         934,975        2,356,250
       53,000    Interim Services, Inc. (a) -- BUSINESS
                   SERVICES AND SUPPLIES......................       2,292,250        2,358,500
       57,900    LCI International, Inc. (a) -- TELEPHONE
                   SERVICES (g)...............................       1,631,293        1,266,563
       28,000    Motorola, Inc. -- ELECTRONIC-SEMICONDUCTOR
                   AND CAPACITOR (g)..........................       1,925,647        2,128,000
       72,000    Oracle Corp. (a) -- COMPUTER-SOFTWARE (g)....         968,000        3,627,000
       49,000    Outback Steakhouse, Inc. (a) -- RESTAURANTS
                   AND FRANCHISING (g)........................       1,296,331        1,185,188
      100,000    Parametric Technology Corp.
                   (a) -- COMPUTER-SOFTWARE...................       1,506,616        4,256,250
      146,400    PetsMart, Inc. (a) -- RETAIL-MISCELLANEOUS...       3,178,808        1,683,600
       35,000    Polo Ralph Lauren Corp. (a) -- APPAREL.......         910,000          958,125
       55,800    R.P. Scherer Corp. (a) -- DRUGS..............       2,548,570        2,880,675
      100,000    Service Corp. International -- MISCELLANEOUS
                   (g)........................................       2,209,570        3,287,500
       90,000    Steris Corp. (a) -- MEDICAL SUPPLIES (g).....       1,526,528        3,363,750
       52,500    Sykes Enterprises, Inc. (a) -- BUSINESS
                   SERVICES AND SUPPLIES (g)..................       1,412,906        1,365,000
       88,000    Synopsys, Inc. (a) -- COMPUTER-SOFTWARE
                   (g)........................................       2,059,256        3,234,000
      120,000    Tellabs, Inc.(a) -- TELECOMMUNICATION
                   EQUIPMENT..................................       1,613,430        6,705,000
       55,000    Tommy Hilfiger Corp. (a) -- APPAREL (g)......       2,159,675        2,210,312
       51,000    Total Renal Care Holdings (a) -- HEALTH CARE
                   SERVICES...................................       1,738,832        2,049,563
       39,000    Transocean Offshore, Inc. -- OIL-OFFSHORE
                   DRILLING...................................       2,137,040        2,832,375
      102,000    Vans, Inc. (a) -- SHOES AND LEATHER..........       1,643,250        1,542,750
       60,000    Viking Office Products, Inc.
                   (a) -- RETAIL-SPECIALTY....................         896,730        1,140,000
       37,500    Western Atlas, Inc. (a) -- OIL AND GAS FIELD
                   SERVICES...................................       1,713,488        2,746,875
      171,000    Wisconsin Central Transportation Corp.
                   (a) -- TRANSPORTATION (g)..................       1,943,225        6,369,750
       40,000    Xilinx, Inc. (a) -- ELECTRONIC-SEMICONDUCTOR
                   AND CAPACITOR..............................         541,220        1,962,500
       66,800    Xylan Corp. (a) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT (g)..............................       2,244,617        1,135,600
                                                                 -------------    -------------
                                                                    93,667,103      140,918,000
                                                                 -------------    -------------
                 TOTAL COMMON STOCKS..........................   $ 209,029,285    $ 316,706,789
                                                                 -------------    -------------
                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30,1997 (Unaudited)

PREFERRED STOCKS-3.59%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              BRAZIL-0.71%
    93,000    Petroleo Brasileiro S.A. ADR
                Preferred -- OIL-CRUDE PETROLEUM AND GAS
                (g)........................................   $   2,104,124    $   2,548,414
                                                              -------------    -------------
              GERMANY-2.88%
    50,000    SAP AG Systeme
                Preferred -- COMPUTER-SOFTWARE.............       1,788,207       10,315,437
                                                              -------------    -------------
              TOTAL PREFERRED STOCKS.......................   $   3,892,331    $  12,863,851
                                                              -------------    -------------
                                                              -------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $ 212,921,616    $ 329,570,640
                                                              -------------    -------------
                                                              -------------    -------------

SHORT-TERM INVESTMENTS-7.69%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-2.63%
   $ 9,396,000    First Trust Money Market Variable Rate Time
                    Deposit, Current rate -- 5.44%.............   $   9,396,000
                                                                  -------------
                  DIVERSIFIED FINANCE-1.47%
     5,277,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.42%......................       5,277,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-3.59%
    12,900,000    Federal National Mortgage Association, 5.52%,
                    7-24-1997..................................      12,853,388
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................   $  27,526,388
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $240,448,004) (b)..........................   $ 357,097,028
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $240,448,004 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $126,483,998
Unrealized depreciation.....................................    (9,834,974)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $116,649,024
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of private placement memorandums, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

DATE ACQUIRED                       SHARES                SECURITY                COST BASIS
---------------------------------------------------------------------------------------------
March 19, 1996 and July 12, 1996    66,100  KCI Konecranes International Corp.    $1,369,093
June 16, 1997                       53,000  Norwich Union plc                        251,960
May 22, 1996                        46,800  OMV Aktiengesellschaft                 4,739,434

The value of these securities at June 30, 1997 is $9,179,350 which represents 2.57% of net assets.

 (f) Securities sold within the terms of private placement memorandums, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The value of this security on June 30, 1997, is $902,500 which represents .25% of total net assets.
 (g) Security is fully or partially on loan at June 30, 1997. See Note 1 of accompanying Notes to Financial Statements.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-84.72%

--------------------------------------------------------------------------------
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 APPAREL-1.21%
       209,000   Tommy Hilfiger Corp.(a)......................   $   7,768,525    $   8,399,187
                                                                 -------------    -------------
                 BANKS-1.79%
       256,498   Banc One Corp................................       6,370,511       12,424,122
                                                                 -------------    -------------
                 BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-2.50%
       265,200   BioChem Pharma, Inc. (a).....................       5,891,273        5,900,700
       165,000   Biogen, Inc. (a).............................       4,408,687        5,589,375
       213,400   Genzyme Corp. (a)............................       6,458,318        5,921,850
                                                                 -------------    -------------
                                                                    16,758,278       17,411,925
                                                                 -------------    -------------
                 BUSINESS SERVICES AND SUPPLIES-3.19%
       320,500   AccuStaff, Inc. (a)..........................       8,124,588        7,591,844
       165,000   Danka Business Systems plc ADR...............       7,032,482        6,744,375
       179,206   First Data Corp..............................       3,774,569        7,873,864
                                                                 -------------    -------------
                                                                    18,931,639       22,210,083
                                                                 -------------    -------------
                 COMPUTER-COMMUNICATIONS EQUIPMENT-4.84%
       147,900   3Com Corp. (a)...............................       1,802,799        6,655,500
       110,100   Ascend Communications, Inc. (a)..............       4,243,370        4,335,187
       121,200   Cascade Communications Corp. (a)                    5,795,204        3,348,150
       287,400   Cisco Systems, Inc. (a)......................       3,193,381       19,291,725
                                                                 -------------    -------------
                                                                    15,034,754       33,630,562
                                                                 -------------    -------------
                 COMPUTER-SOFTWARE-13.00%
       400,800   BMC Software, Inc. (a).......................       5,037,454       22,194,300
       163,200   Microsoft Corp. (a)..........................       3,519,623       20,624,400
       409,400   Oracle Corp. (a).............................       1,598,467       20,623,525
       331,800   Parametric Technology Corp. (a)..............       5,818,043       14,122,237
       288,419   Sterling Commerce, Inc. (a)..................       2,797,559        9,481,775
       105,300   Sterling Software, Inc. (a)..................       1,047,833        3,290,625
                                                                 -------------    -------------
                                                                    19,818,979       90,336,862
                                                                 -------------    -------------
                 ELECTRONIC COMPONENTS-2.28%
       226,500   Solectron Corp. (a)..........................       6,303,859       15,869,156
                                                                 -------------    -------------
                 ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.53%
        75,000   Intel Corp...................................       3,206,523       10,635,937
                                                                 -------------    -------------
                 FINANCE SERVICES-8.61%
        60,000   American Express Co..........................       3,462,054        4,470,000
       254,800   Capital One Financial Corp...................       7,706,421        9,618,700
       304,000   Fannie Mae...................................       7,588,481       13,262,000
       150,000   Franklin Resources, Inc......................       3,604,950       10,884,375
       336,000   Green Tree Financial Corp....................      11,199,081       11,970,000
       262,500   MBNA Corp....................................       6,585,103        9,614,062
                                                                 -------------    -------------
                                                                    40,146,090       59,819,137
                                                                 -------------    -------------
                 HEALTH CARE SERVICES-8.02%
       182,000   HBO & Co.....................................       6,260,504       12,535,250
       436,000   Medpartners, Inc. (a)........................      11,146,904        9,428,500
       247,000   Oxford Health Plans, Inc. (a)................       6,932,431       17,722,250
        85,000   PacifiCare Health Systems, Inc. Class B
                   (a)........................................       6,508,525        5,429,375
       157,400   PhyCor, Inc. (a).............................       4,861,954        5,420,462
        99,600   United Healthcare Corp.......................       4,296,512        5,179,200
                                                                 -------------    -------------
                                                                    40,006,830       55,715,037
                                                                 -------------    -------------
                 HOTEL AND GAMING-1.32%
       130,000   HFS, Inc. (a)................................       7,719,704        7,540,000
        43,050   Promus Hotel Corp. (a).......................         944,539        1,668,188
                                                                 -------------    -------------
                                                                     8,664,243        9,208,188
                                                                 -------------    -------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 MACHINERY-OIL AND WELL-4.70%
       130,400   Cooper Cameron Corp. (a).....................   $   4,974,582    $   6,096,200
       105,000   Dresser Industries, Inc......................       3,692,556        3,911,250
       313,000   Input/Output, Inc. (a).......................       7,133,893        5,673,125
       347,100   Petroleum Geo-Services ADR (a)...............       9,028,922       16,964,513
                                                                 -------------    -------------
                                                                    24,829,953       32,645,088
                                                                 -------------    -------------
                 MEDICAL SUPPLIES-0.90%
       167,000   Steris Corp. (a).............................       5,690,284        6,241,625
                                                                 -------------    -------------
                 MEDICAL TECHNOLOGY-1.95%
       167,500   Medtronic, Inc. (and rights).................      10,062,362       13,567,500
                                                                 -------------    -------------
                 OIL AND GAS FIELD SERVICES-1.66%
        65,000   Schlumberger Ltd.............................       6,369,408        8,125,000
        56,700   Smith International, Inc. (a)................       2,160,444        3,444,525
                                                                 -------------    -------------
                                                                     8,529,852       11,569,525
                                                                 -------------    -------------
                 OIL-OFFSHORE DRILLING-3.91%
        94,000   ENSCO International, Inc. (a)................       4,541,850        4,958,500
       211,300   Falcon Drilling Co. (a)......................       7,257,710       12,176,163
       186,000   Noble Drilling Corp. (a).....................       3,278,224        4,196,625
        80,300   Transocean Offshore, Inc.....................       5,022,892        5,831,788
                                                                 -------------    -------------
                                                                    20,100,676       27,163,076
                                                                 -------------    -------------
                 RESTAURANTS AND FRANCHISING-2.26%
       258,400   Lone Star Steakhouse & Saloon, Inc. (a)......       4,816,875        6,718,400
       231,700   Starbucks Corp. (a)..........................       3,921,277        9,021,819
                                                                 -------------    -------------
                                                                     8,738,152       15,740,219
                                                                 -------------    -------------
                 RETAIL-DEPARTMENT STORES-0.65%
        85,400   Kohl's Corp. (a).............................       1,372,378        4,520,863
                                                                 -------------    -------------
                 RETAIL-SPECIALTY-7.59%
       435,550   CUC International, Inc. (a)..................       6,630,267       11,242,634
       109,000   Dollar Tree Stores, Inc. (a).................       5,286,500        5,490,875
       157,200   Home Depot, Inc..............................       6,274,227       10,836,975
       108,975   Office Depot, Inc. (a).......................       1,769,862        2,118,202
       160,000   Pep Boys-Manny Moe & Jack....................       3,807,194        5,450,000
       173,000   Republic Industries, Inc. (a)................       5,922,493        4,303,375
       463,125   Staples, Inc. (a)............................       6,211,573       10,767,656
        97,600   West Marine, Inc. (a)........................       3,360,947        2,513,200
                                                                 -------------    -------------
                                                                    39,263,063       52,722,917
                                                                 -------------    -------------
                 TELECOMMUNICATION EQUIPMENT-6.96%
       293,800   ADC Telecommunications, Inc. (a).............       4,771,039        9,805,575
       244,250   Andrew Corp. (with rights) (a)...............       5,441,561        6,869,531
       140,000   QUALCOMM, Inc. (a)...........................       5,296,387        7,122,500
       439,800   Tellabs, Inc.(a).............................       2,975,820       24,573,825
                                                                 -------------    -------------
                                                                    18,484,807       48,371,431
                                                                 -------------    -------------
                 TELEPHONE SERVICES-4.96%
        24,300   Pacific Gateway Exchange, Inc. (a)                    678,728          686,475
     1,054,700   WorldCom, Inc. (a)...........................      13,057,479       33,750,400
                                                                 -------------    -------------
                                                                    13,736,207       34,436,875
                                                                 -------------    -------------
                 TRANSPORTATION-0.89%
       165,300   Wisconsin Central Transportation Corp. (a)...       5,955,836        6,157,425
                                                                 -------------    -------------
                 TOTAL COMMON STOCKS..........................   $ 339,773,801    $ 588,796,740
                                                                 -------------    -------------
                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 1997 (Unaudited)

SHORT-TERM INVESTMENTS-15.51%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-4.80%
   $33,341,595    First Trust Money Market Variable Rate Time
                    Deposit, Current rate -- 5.44%.............   $  33,341,595
                                                                  -------------
                  DIVERSIFIED FINANCE-0.86%
     5,991,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.42%......................       5,991,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-9.85%
     4,600,000    Federal National Mortgage Association, 5.49%,
                    7-23-1997..................................       4,584,159
    20,000,000    Federal Home Loan Mortgage Corp., 5.53%,
                    7-14-1997..................................      19,957,767
    10,300,000    Federal Home Loan Mortgage Corp., 5.52%,
                    7-24-1997..................................      10,262,783
    20,100,000    Federal Home Loan Mortgage Corp., 5.50%,
                    7-15-1997..................................      20,054,692
    13,600,000    Federal National Mortgage Association, 5.54%,
                    7-17-1997..................................      13,565,063
                                                                  -------------
                                                                     68,424,464
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................   $ 107,757,059
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $447,530,860) (b)..........................   $ 696,553,799
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $447,530,860 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $261,370,180
Unrealized depreciation.....................................   (12,347,241)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $249,022,939
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.58% of net assets as of June 30, 1997.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
June 30,1997 (Unaudited)

COMMON STOCKS-90.71%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               AUSTRALIA-1.99%
    232,100    Westpac Banking Corp. Ltd. -- BANKS..........   $ 1,028,824     $ 1,385,796
                                                               ------------    ------------
               DENMARK-0.94%
     11,600    Unidanmark A/S "A" Registered -- BANKS.......       535,884         652,539
                                                               ------------    ------------
               FINLAND-0.57%
          1    Rauma OY -- PAPER............................            14              15
     17,300    UPM -- KYMMENE CORP. -- PAPER................       354,420         399,672
                                                               ------------    ------------
                                                                   354,434         399,687
                                                               ------------    ------------
               FRANCE-11.76%
      8,810    Alcatel Alsthom CIE Generale D'Electricite
                 S.A. -- TELECOMMUNICATIONS.................       780,219       1,104,451
     27,100    Banque Nationale de Paris -- BANKS...........     1,112,619       1,117,985
     10,500    CIE Generale Des
                 Eaux -- TELECOMMUNICATIONS.................     1,214,399       1,346,719
     10,500    CIE Gen DeEaux (Warrants)....................             0           6,295
      5,360    Compagnie De Saint-Gobain -- BUILDING
                 MATERIALS..................................       699,733         782,417
     14,500    Elf Aquitaine -- OIL-CRUDE PETROLEUM AND
                 GAS........................................     1,199,808       1,565,849
      4,000    Havas S.A. -- ADVERTISING-PUBLIC RELATIONS...       307,343         288,540
     39,788    Rhone Poulenc -- BUILDING MATERIALS..........     1,056,951       1,626,507
      3,505    Total S.A. Co. Francaise Petroles
                 "B" -- OIL-CRUDE PETROLEUM AND GAS.........       259,566         354,623
                                                               ------------    ------------
                                                                 6,630,638       8,193,386
                                                               ------------    ------------
               GERMANY-12.12%
     14,500    Daimler Benz AG -- AUTOMOBILE
                 MANUFACTURERS..............................       866,669       1,180,780
     23,700    Deutsche Bank AG -- BANKS....................     1,156,064       1,392,730
     29,800    Hoechst AG -- CHEMICALS......................       892,485       1,263,803
      2,660    Mannesmann AG -- MACHINERY...................       958,511       1,189,153
     30,200    Metallgesellschaft AG (a) -- METAL &
                 MINING.....................................       639,636         624,785
      6,000    Metro AG -- CONSUMER GOODS...................       547,919         654,220
      3,100    Thyssen AG -- STEEL AND IRON.................       613,816         746,298
      3,050    Viag AG -- ELECTRIC PRODUCTS.................     1,242,986       1,394,133
                                                               ------------    ------------
                                                                 6,918,086       8,445,902
                                                               ------------    ------------
               HONG KONG-2.67%
     34,005    HSBC Holdings plc -- BANKS...................       524,038       1,022,703
     93,000    Swire Pacific Ltd. "A" -- TRANSPORTATION.....       796,384         837,294
                                                               ------------    ------------
                                                                 1,320,422       1,859,997
                                                               ------------    ------------
               ITALY-3.30%
    170,200    Ente Nazionale Idrocarbuiri
                 S.p.A. -- OIL-REFINING.....................       822,730         962,783
    190,500    INA Istituto Nazionale
                 Assicurazioni -- INSURANCE.................       279,621         289,976
    301,600    Stet Societa' Finanziaria Telefonica
                 S.p.A. -- TELECOMMUNICATIONS...............     1,084,538       1,045,807
                                                               ------------    ------------
                                                                 2,186,889       2,298,566
                                                               ------------    ------------
               JAPAN-21.51%
     19,000    Honda Motor -- AUTOMOBILE MANUFACTURERS......       474,275         572,839
     13,000    Ito-Yokado Co. Ltd. -- FOOD..................       607,001         755,483
     86,000    Matsushita Electric Industrial
                 Co. -- ELECTRIC PRODUCTS...................     1,541,726       1,736,083
    145,000    Mitsubishi Heavy Industries
                 Ltd. -- AUTOMOBILE MANUFACTURERS...........     1,115,010       1,113,825
     34,000    Mitsui Marine & Fire Ins. -- INSURANCE.......       262,717         246,019
     11,800    Nintendo -- TOYS.............................       785,892         989,950
        146    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................     1,318,285       1,403,478
     30,000    Omron Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       583,837         637,071
     19,000    Orix Corp. -- LEASING........................       717,961       1,409,682
     10,500    Promise Co. Ltd. -- FINANCE SERVICES.........       475,881         601,940
    124,000    Ricoh Corp. Ltd. -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................     1,411,509       1,625,447
     99,000    Sekisui Chemical Co. -- CHEMICALS............     1,118,804       1,003,583
     15,800    Sony Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       973,713       1,379,376

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES (CONTINUED)
Schedule of Investments
June 30,1997 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
    141,000    Sumitomo Trust & Bank -- BANKS...............   $ 1,579,846     $ 1,515,599
                                                               ------------    ------------
                                                                12,966,457      14,990,375
                                                               ------------    ------------
               MALAYSIA-0.29%
     43,000    Genting Berhad -- LEISURE TIME-AMUSEMENTS....       298,304         206,141
                                                               ------------    ------------
               NETHERLANDS-3.72%
      3,800    Heineken NV -- BEVERAGE......................       715,251         649,715
     12,200    Philips Electronics NV -- ELECTRIC
                 PRODUCTS...................................       563,697         875,466
     19,600    Royal Dutch Petroleum Co. NY
                 Shares -- OIL-REFINING.....................       737,495       1,065,750
                                                               ------------    ------------
                                                                 2,016,443       2,590,931
                                                               ------------    ------------
               NEW ZEALAND-0.45%
    123,300    Lion Nathan Ltd. -- BUILDING MATERIALS.......       285,785         311,694
                                                               ------------    ------------
               SPAIN-1.05%
     25,400    Telefonica de Espana -- TELECOMMUNICATIONS...       602,717         735,731
                                                               ------------    ------------
               SWEDEN-3.36%
     41,867    Astra AB -- CLASS B SHARES -- DRUGS..........       613,084         744,488
     10,300    Electrolux AB "B" Free -- HOUSEHOLD
                 PRODUCTS...................................       513,604         743,290
     26,700    Svenska Handelsbanken -- BANKS...............       529,946         854,621
                                                               ------------    ------------
                                                                 1,656,634       2,342,399
                                                               ------------    ------------
               SWITZERLAND-7.92%
        700    Electrowatt AG Class B -- ELECTRIC
                 PRODUCTS...................................       270,712         259,766
        780    Holderbank Financiere Glaris AG -- BUILDING
                 MATERIALS..................................       736,111         737,813
        755    Nestle S.A. Registered -- FOOD...............       835,436         997,448
        910    Novartis AG -- DRUGS.........................       825,908       1,456,899
        390    S.M.H. AG -- MISCELLANEOUS...................       265,384         223,109
        347    SGS Societe Generale de Surveillance Holding
                 S.A. -- BANKS..............................       683,508         742,628
      2,760    Zurich Versicherungs -- INSURANCE............       816,724       1,099,949
                                                               ------------    ------------
                                                                 4,433,783       5,517,612
                                                               ------------    ------------
               UNITED KINGDOM-19.06%
     27,900    Allied Domecq plc -- RETAIL-DEPARTMENT
                 STORES.....................................       202,319         200,363
    120,400    B.A.T. Industries plc -- TOBACCO.............       988,672       1,077,052
     87,483    British Aerospace plc -- AEROSPACE AND
                 EQUIPMENT..................................     1,194,159       1,945,917
    215,900    BTR plc -- MISCELLANEOUS.....................       901,606         738,408
    130,810    Cadbury Schweppes plc -- STEEL AND IRON......     1,055,863       1,165,822
     29,700    Emi Group plc -- MISCELLANEOUS...............       585,595         532,605
     92,500    General Electric Co. plc -- ELECTRIC
                 PRODUCTS...................................       542,498         552,673
    140,206    Grand Metropolitan ORD -- RETAIL-DEPARTMENT
                 STORES.....................................     1,048,675       1,356,901
    318,600    Lucasvarity plc -- AUTOMOBILE AND MOTOR
                 VEHICLE PARTS..............................     1,065,836       1,102,912
     94,800    Mirror Group plc -- PUBLISHING...............       290,173         296,618
    124,000    National Power plc -- UTILITIES-ELECTRIC.....       905,183       1,077,269
     61,600    Prudential Corp. plc -- INSURANCE............       566,921         596,159
     78,800    Rank Group plc -- LEISURE TIME-AMUSEMENTS....       534,118         499,014
     97,600    Redland plc -- BUILDING MATERIALS............       608,613         553,094
    503,700    Sears -- RETAIL-DEPARTMENT STORES............       777,113         561,666
     35,900    Unilever plc -- CONSUMER GOODS...............       727,443       1,028,569
                                                               ------------    ------------
                                                                11,994,787      13,285,042
                                                               ------------    ------------
               TOTAL COMMON STOCKS..........................   $53,230,087     $63,215,798
                                                               ------------    ------------
                                                               ------------    ------------

PREFERRED STOCKS-1.75%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               ITALY-1.75%
    321,000    Fiat S.p.A. -- AUTOMOBILE MANUFACTURERS......   $   668,484     $   592,383
    173,700    Fiat S.p.A. ORD -- AUTOMOBILE
                 MANUFACTURERS..............................       537,704         624,769
                                                               ------------    ------------
               TOTAL PREFERRED STOCKS.......................   $ 1,206,188     $ 1,217,152
                                                               ------------    ------------
                                                               ------------    ------------
               TOTAL LONG-TERM INVESTMENTS..................   $54,436,275     $64,432,950
                                                               ------------    ------------
                                                               ------------    ------------

SHORT-TERM INVESTMENTS-6.64%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-6.64%
   $4,624,283    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.44%.............   $ 4,624,283
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $59,060,558) (B)...........................   $69,057,233
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $59,060,558 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $11,077,646
Unrealized depreciation..........................................   (1,080,971)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $ 9,996,675
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
June 30, 1997 (Unaudited)

COMMON STOCKS-84.85%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               ADVERTISING-PUBLIC RELATIONS-0.33%
      10,500   CKS Group, Inc. (a) (e)......................   $    297,500    $     354,375
                                                               ------------    -------------
               BEVERAGE-0.47%
      51,900   Boston Beer Co. (The), Inc., Class A (a).....      1,136,491          512,512
                                                               ------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-1.02%
      50,000   BioChem Pharma, Inc. (a).....................      1,077,475        1,112,500
                                                               ------------    -------------
               BUSINESS SERVICES AND SUPPLIES-14.21%
      27,920   AccuStaff, Inc. (a)..........................        696,080          661,355
     121,700   Acxiom Corp. (a).............................      1,559,387        2,494,850
      64,000   APAC TeleServices, Inc. (a) (e)..............        584,508        1,244,000
       7,200   Catalina Marketing Corp. (a).................        200,394          346,500
      32,000   COREstaff, Inc. (a)..........................        853,611          864,000
      43,100   Correctional Services Corp. (a)..............        589,031          517,200
      23,000   Corrections Corp. of America (a).............        697,338          914,250
      52,000   Covance, Inc. (a)............................        999,211        1,004,250
      30,800   Fastenal Co. (e).............................      1,089,700        1,509,200
      36,200   Indus Group, Inc. (a)........................        653,252          733,050
      13,350   Paychex, Inc. (e)............................        382,348          507,300
      35,000   Precision Response Corp. (a) (e).............        986,875          577,500
      36,500   Romac International, Inc. (a)................        941,325        1,195,375
      30,600   Snyder Communications, Inc. (a) (e)..........        615,442          824,287
      31,500   Sykes Enterprises, Inc. (a)..................        953,487          819,000
      47,500   TeleTech Holdings, Inc. (a) (e)..............        707,500        1,237,969
                                                               ------------    -------------
                                                                 12,509,489       15,450,086
                                                               ------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-4.02%
      23,000   Ascend Communications, Inc. (a)..............      1,298,706          905,625
      29,000   Cascade Communications Corp. (a).............      1,410,601          801,125
      26,800   Cisco Systems, Inc. (a)......................        474,700        1,798,950
      44,000   Network General Corp. (a)....................        817,067          654,500
      12,500   Xylan Corp. (a) (e)..........................        743,750          212,500
                                                               ------------    -------------
                                                                  4,744,824        4,372,700
                                                               ------------    -------------
               COMPUTER-SOFTWARE-16.18%
      28,000   Aspen Technology, Inc. (a)...................        715,546        1,053,500
      30,900   Envoy Corp. (a) (e)..........................      1,056,232        1,027,425
      26,000   Fiserv, Inc. (a).............................        971,656        1,160,250
      28,000   HNC Software, Inc. (a) (e)...................        926,744        1,067,500
      13,000   INSO Corp. (a) (e)...........................        646,750          267,312
      48,000   Legato Systems, Inc. (a).....................        768,375          888,000
      21,000   Netscape Communications Corp. (a) (e)........        999,762          673,312
      49,600   Parametric Technology Corp. (a)..............      1,638,711        2,111,100
      36,000   Platinum Technology, Inc. (a)................        505,640          477,000
      33,000   Pure Atria Corp. (a).........................      1,196,373          466,125
      18,000   Rational Software Corp. (a)..................        679,500          302,625
      28,500   Scopus Technology, Inc. (a)..................        378,029          637,687
      36,200   Siebel Systems, Inc. (a).....................        876,756        1,167,450
      54,778   Sterling Commerce, Inc. (a)..................      1,372,022        1,800,822
      27,100   Sterling Software, Inc. (a)..................        649,038          846,875
      42,800   Synopsys, Inc. (a)...........................      1,331,013        1,572,900
      30,000   Vantive Corp. (a)............................        910,758          847,500
      19,450   Veritas Software Corp. (a)...................        890,183          977,363
      45,600   Verity, Inc. (a).............................        565,677          245,100
                                                               ------------    -------------
                                                                 17,078,765       17,589,846
                                                               ------------    -------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               CONSUMER GOODS-2.02%
      42,000   Blyth Industries, Inc. (a) (e)...............   $  1,016,960    $   1,417,500
      64,500   Seattle Film Works, Inc. (a).................        688,000          774,000
                                                               ------------    -------------
                                                                  1,704,960        2,191,500
                                                               ------------    -------------
               EDUCATIONAL SERVICES-1.46%
      45,000   Apollo Group, Inc., Class A (a)..............        872,434        1,586,250
                                                               ------------    -------------
               ELECTRICAL EQUIPMENT-1.06%
      46,500   Chicago Miniature Lamp, Inc. (a).............      1,311,000        1,156,688
                                                               ------------    -------------
               HEALTH CARE SERVICES-9.10%
      58,700   ABR Information Services, Inc. (a)...........      1,384,309        1,702,300
     114,000   American Oncology Resources, Inc. (a)........      1,495,925        1,923,750
      31,000   HCIA, Inc. (a)...............................      1,095,658        1,038,500
      53,000   Medic Computer Systems, Inc. (a).............      1,095,573        1,179,250
      41,000   Medpartners, Inc. (a)........................        947,497          886,625
      52,500   Omnicare, Inc................................        891,128        1,647,188
      20,000   Parexel International Corp. (a)..............        337,500          635,000
      40,000   Pharmaceutical Products Development, Inc.
                 (a)........................................      1,043,045          880,000
                                                               ------------    -------------
                                                                  8,290,635        9,892,613
                                                               ------------    -------------
               MEDICAL SUPPLIES-0.77%
      26,000   Arterial Vascular Engineering, Inc. (a)......        700,912          836,875
                                                               ------------    -------------
               MEDICAL TECHNOLOGY-0.44%
      13,800   Stryker Corp. (e)............................        419,175          481,275
                                                               ------------    -------------
               OIL AND GAS FIELD SERVICES-4.57%
      16,500   Camco International, Inc.....................        710,064          903,375
      92,000   Input/Output, Inc. (a).......................      1,512,699        1,667,500
      49,000   Petroleum Geo-Services ADR (a)...............      1,442,883        2,394,875
                                                               ------------    -------------
                                                                  3,665,646        4,965,750
                                                               ------------    -------------
               OIL-OFFSHORE DRILLING-2.59%
      24,000   Falcon Drilling Co. (a)......................        836,394        1,383,000
      42,000   Marine Drilling Companies, Inc. (a)..........        677,250          824,250
      24,000   Stolt Comex Seaway, S.A. (a).................        422,450          609,000
                                                               ------------    -------------
                                                                  1,936,094        2,816,250
                                                               ------------    -------------
               RESTAURANTS AND FRANCHISING-3.62%
      56,900   Applebees International, Inc.................      1,366,177        1,522,075
      16,200   Cracker Barrel Old Country Store, Inc........        419,514          429,300
      23,000   Lone Star Steakhouse & Saloon, Inc. (a)......        769,775          598,000
      37,600   Papa John's International, Inc. (a) (e)......        997,600        1,381,800
                                                               ------------    -------------
                                                                  3,553,066        3,931,175
                                                               ------------    -------------
               RETAIL-MISCELLANEOUS-0.89%
      45,050   Corporate Express, Inc. (a)..................        623,919          650,409
      27,600   PetsMart, Inc. (a)...........................        310,538          317,400
                                                               ------------    -------------
                                                                    934,457          967,809
                                                               ------------    -------------
               RETAIL-SPECIALTY-9.26%
      53,000   Bed, Bath & Beyond, Inc. (a) (e).............      1,139,675        1,609,875
      45,900   CUC International, Inc. (a) (e)..............        985,999        1,184,794
      29,000   Dollar Tree Stores, Inc. (a).................      1,406,500        1,460,875
      53,100   Gadzooks, Inc. (a) (e).......................        793,408        1,035,450
      41,000   General Nutrition Companies, Inc. (a)........        915,357        1,148,000
      36,000   Just for Feet, Inc. (a)......................      1,252,500          627,750
      17,000   The Wet Seal, Inc. (a).......................        380,375          536,562
      57,000   Viking Office Products, Inc. (a).............        894,086        1,083,000

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
      53,400   West Marine, Inc. (a) (e)....................   $    803,200    $   1,375,050
                                                               ------------    -------------
                                                                  8,571,100       10,061,356
                                                               ------------    -------------
               TELECOMMUNICATION EQUIPMENT-3.21%
      25,000   ADC Telecommunications, Inc. (a) (e).........        403,225          834,375
      21,300   Andrew Corp. (with rights) (a)...............        498,823          599,063
      36,000   Pairgain Technologies, Inc. (a)..............      1,276,349          558,000
      26,800   Tellabs, Inc.(a).............................        311,000        1,497,450
                                                               ------------    -------------
                                                                  2,489,397        3,488,888
                                                               ------------    -------------
               TELEPHONE SERVICES-7.61%
      32,250   Brooks Fiber Properties, Inc. (a)............        934,159        1,088,438
      48,400   ICG Communications, Inc. (a).................        768,834          931,700
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
      45,000   Intermedia Communications, Inc. (a)..........   $    759,375    $   1,456,875
      67,200   LCI International, Inc. (a) (e)..............      1,126,870        1,470,000
      50,000   McLeod, Inc. Class A (a).....................      1,190,951        1,687,500
      51,060   WorldCom, Inc. (a) (e).......................        529,671        1,633,920
                                                               ------------    -------------
                                                                  5,309,860        8,268,433
                                                               ------------    -------------
               WASTE DISPOSAL-2.02%
      53,600   United Waste Systems, Inc. (a) (e)...........      1,019,925        2,197,600
                                                               ------------    -------------
               TOTAL COMMON STOCKS..........................   $ 77,623,205    $  92,234,481
                                                               ------------    -------------
                                                               ------------    -------------

SHORT-TERM INVESTMENTS-15.29%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-3.78%
   $ 4,109,000    First Trust Money Market Variable Rate Time
                    Deposit, Current rate -- 5.44%.............   $   4,109,000
                                                                  -------------
                  DIVERSIFIED FINANCE-1.50%
     1,627,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.42%......................       1,627,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-10.01%
    10,900,000    Federal National Mortgage Assoc., 5.52%,
                    7-10-1997..................................      10,883,590
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................   $  16,619,590
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $94,242,795)(b)............................   $ 108,854,071
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1997, the cost of securities for federal income tax purposes was $94,242,795 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $22,535,474
Unrealized depreciation..........................................   (7,924,198)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $14,611,276
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of U.S. dollar denominated investments in foreign securities represents 2.76% of net assets as of June 30, 1997.
 (e) Security is fully or partially on loan at June 30, 1997. See note 1 of accompanying Notes to Financial Statements.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities

(Unaudited)

June 30, 1997

--------------------------------------------------------------------------------

                                             MONEY        U.S. GOV'T.     DIVERSIFIED       GLOBAL          HIGH           ASSET
                                             MARKET       SECURITIES        INCOME           BOND          YIELD        ALLOCATION
                                             SERIES         SERIES          SERIES          SERIES         SERIES         SERIES
                                          ------------   -------------   -------------   ------------   ------------   -------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $64,769,349    $ 147,650,922   $  99,398,810   $19,481,829    $49,728,426    $ 434,734,745
  Cash on deposit with custodian........          600              151             399            --            795               60
  Foreign currency on deposit with
    custodian...........................           --               --              --            --             --               --
  Collateral for securities lending
    transactions (Note 1)...............           --               --              --            --             --               --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................           --               --              --        40,308             --               --
    Investment securities sold..........           --       18,598,594       4,520,682       175,372      2,525,237        7,088,096
    Interest and dividends..............       32,581          967,924       1,370,656       429,186        838,915        2,825,734
    Subscriptions of capital stock......        2,010               --           1,708         4,796             --               --
  Prepaid expenses......................        6,685           26,572           9,724         9,137          5,634           18,208
                                          ------------   -------------   -------------   ------------   ------------   -------------
TOTAL ASSETS............................   64,811,225      167,244,163     105,301,979    20,140,628     53,099,007      444,666,843
                                          ------------   -------------   -------------   ------------   ------------   -------------
LIABILITIES:
  Bank overdraft........................           --               --              --         2,208             --               --
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................           --               --              --            --             --               --
  Payable upon return of securities
    loaned (Note 1).....................           --               --              --            --             --               --
  Payable for investment securities
    purchased...........................           --       21,452,045       3,636,477       175,202      1,833,050        4,010,217
  Redemptions of capital stock..........      276,634           20,065         148,795         4,091         97,343          243,388
  Payable for investment advisory and
    management fees (Note 2)............       16,246           56,439          39,745        12,308         20,767          171,384
  Accounts payable and accrued
    expenses............................        4,445           15,400          11,326         7,380          1,126           36,747
                                          ------------   -------------   -------------   ------------   ------------   -------------
TOTAL LIABILITIES.......................      297,325       21,543,949       3,836,343       201,189      1,952,286        4,461,736
                                          ------------   -------------   -------------   ------------   ------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares;**............   60,208,122      150,564,733      99,853,047    19,809,036     49,755,082      325,034,479
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....      (12,207)       1,210,155         883,444      (478,273)      (432,089)      82,000,907
  Undistributed net investment income...    4,418,436       15,128,697      11,039,521       502,453      2,493,183        6,319,565
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................     (100,451)     (21,203,371)    (10,310,376)      106,223       (669,455)      26,850,156
                                          ------------   -------------   -------------   ------------   ------------   -------------
TOTAL NET ASSETS........................  $64,513,900    $ 145,700,214   $ 101,465,636   $19,939,439    $51,146,721    $ 440,205,107
                                          ------------   -------------   -------------   ------------   ------------   -------------
NET ASSET VALUE PER SHARE...............       $11.23           $10.88          $12.06        $10.91         $10.33           $18.79
                                          ------------   -------------   -------------   ------------   ------------   -------------
*Cost...................................  $64,781,556    $ 146,440,767   $  98,515,366   $19,991,360    $50,160,515    $ 352,733,838
**Outstanding shares....................    5,746,518       13,394,983       8,416,001     1,828,388      4,950,336       23,431,336

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                          GLOBAL ASSET                    GROWTH &         S & P        BLUE CHIP        GLOBAL
                                           ALLOCATION       VALUE          INCOME        500 INDEX        STOCK          GROWTH
                                             SERIES         SERIES         SERIES          SERIES         SERIES         SERIES
                                          ------------   ------------   -------------   ------------   ------------   -------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $45,288,118    $31,569,036    $ 194,531,985   $59,414,889    $44,259,113    $ 357,097,028
Cash on deposit with custodian..........           --            389              807            --             --              170
Foreign currency on deposit with
  custodian.............................       62,572             --               --            --             --               --
Collateral for securities lending
  transactions (Note 1).................           --             --       19,432,623            --             --       93,686,917
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................       16,660             --               --            --             --               --
  Investment securities sold............        4,453        458,604               --            --             --          604,781
  Interest and dividends................      559,014         40,071          427,224        75,208         42,234          628,015
  Subscriptions of capital stock........       11,535        171,711          214,305       258,982        274,422           44,683
Prepaid expenses........................       10,968         11,808           13,883         7,474          6,902           60,747
                                          ------------   ------------   -------------   ------------   ------------   -------------
TOTAL ASSETS............................   45,953,320     32,251,619      214,620,827    59,756,553     44,582,671      452,122,341
                                          ------------   ------------   -------------   ------------   ------------   -------------
LIABILITIES:
  Bank overdraft........................           --             --               --            --             --               --
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................           --             --               --            --             --            1,230
  Payable upon return of securities
    loaned (Note 1).....................           --             --       19,432,623            --             --       93,686,917
  Payable for investment securities
    purchased...........................           --        179,238               --            --        613,987          244,213
  Redemptions of capital stock..........       10,277             --               --            --             --          107,717
  Payable for investment advisory and
    management fees (Note 2)............       33,329         17,633          101,686        18,603         30,283          200,101
  Accounts payable and accrued
    expenses............................       14,571             42            2,157        28,312            753           65,619
                                          ------------   ------------   -------------   ------------   ------------   -------------
TOTAL LIABILITIES.......................       58,177        196,913       19,536,466        46,915        645,023       94,305,797
                                          ------------   ------------   -------------   ------------   ------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares;**............   39,120,373     28,089,497      148,213,533    50,658,159     37,736,779      246,611,036
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    5,414,881      3,040,129       43,442,967     8,349,230      6,202,192      116,637,791
  Undistributed net investment income...      599,217        174,360        2,198,747       295,613        126,228          744,869
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................      760,672        750,720        1,229,114       406,636       (127,551)      (6,177,152)
                                          ------------   ------------   -------------   ------------   ------------   -------------
TOTAL NET ASSETS........................  $45,895,143    $32,054,706    $ 195,084,361   $59,709,638    $43,937,648    $ 357,816,544
                                          ------------   ------------   -------------   ------------   ------------   -------------
NET ASSET VALUE PER SHARE...............       $13.39         $12.92           $17.40        $13.76         $13.40           $20.26
                                          ------------   ------------   -------------   ------------   ------------   -------------
*Cost...................................  $39,881,353    $28,528,907    $ 151,089,018   $51,089,884    $38,056,921    $ 240,448,004
**Outstanding shares....................    3,426,422      2,481,495       11,210,196     4,339,039      3,279,499       17,661,149

                                             GROWTH       INTERNATIONAL   AGGRESSIVE
                                              STOCK          STOCK          GROWTH
                                             SERIES          SERIES         SERIES
                                          -------------   ------------   -------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $ 696,553,799   $69,057,233    $ 108,854,071
Cash on deposit with custodian..........            871            --              862
Foreign currency on deposit with
  custodian.............................             --            --               --
Collateral for securities lending
  transactions (Note 1).................             --            --       13,159,075
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................             --            --               --
  Investment securities sold............             --            --           24,203
  Interest and dividends................        270,529       619,338           35,830
  Subscriptions of capital stock........         16,316        68,707           83,561
Prepaid expenses........................         27,409         5,913            7,726
                                          -------------   ------------   -------------
TOTAL ASSETS............................    696,868,924    69,751,191      122,165,328
                                          -------------   ------------   -------------
LIABILITIES:
  Bank overdraft........................             --            --               --
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................             --            --               --
  Payable upon return of securities
    loaned (Note 1).....................             --            --       13,159,075
  Payable for investment securities
    purchased...........................      1,315,557            --          185,837
  Redemptions of capital stock..........        184,721         2,351               --
  Payable for investment advisory and
    management fees (Note 2)............        344,956        47,093           60,409
  Accounts payable and accrued
    expenses............................         65,202         8,808           54,328
                                          -------------   ------------   -------------
TOTAL LIABILITIES.......................      1,910,436        58,252       13,459,649
                                          -------------   ------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares;**............    414,355,406    56,959,865      104,013,978
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    249,022,939     9,990,257       14,611,276
  Undistributed net investment income...      1,019,689       768,288          179,609
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................     30,560,454     1,974,529      (10,099,184)
                                          -------------   ------------   -------------
TOTAL NET ASSETS........................  $ 694,958,488   $69,692,939    $ 108,705,679
                                          -------------   ------------   -------------
NET ASSET VALUE PER SHARE...............         $34.89        $14.01           $12.87
                                          -------------   ------------   -------------
*Cost...................................  $ 447,530,860   $59,060,558    $  94,242,795
**Outstanding shares....................     19,915,847     4,973,820        8,448,248

FORTIS SERIES FUND, INC.

Statements of Operations

(Unaudited)

For the Six-Month Period Ended June 30, 1997

--------------------------------------------------------------------------------

                                             MONEY      U.S. GOV'T.   DIVERSIFIED     GLOBAL         HIGH          ASSET
                                            MARKET      SECURITIES      INCOME         BOND          YIELD       ALLOCATION
                                            SERIES        SERIES        SERIES        SERIES        SERIES         SERIES
                                          -----------   -----------   -----------   -----------   -----------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $1,835,018    $5,067,704    $3,941,103    $  538,626    $2,553,497    $ 6,442,098
    Dividend Income.....................          --            --            --            --            --        815,630
    Fee income (Note 1).................          --            --            --            --            --             --
                                          -----------   -----------   -----------   -----------   -----------   ------------
  Total Income *........................   1,835,018     5,067,704     3,941,103       538,626     2,553,497      7,257,728
                                          -----------   -----------   -----------   -----------   -----------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................      99,349       349,282       240,891        72,981       116,474        977,100
    Legal and auditing fees (Note 2)....       7,007        15,436        10,703         7,577         8,395         17,645
    Custodian fees......................       6,473        16,084         9,499        12,583         6,873         28,859
    Shareholders' notices and reports...       7,290         7,234        16,158         2,078         4,914         56,006
    Directors' fees and expenses........         717         2,462         1,314           190           434          5,518
    Other...............................         755         3,978         2,887         2,860         1,565          9,262
                                          -----------   -----------   -----------   -----------   -----------   ------------
  Total Expenses........................     121,591       394,476       281,452        98,269       138,655      1,094,390
                                          -----------   -----------   -----------   -----------   -----------   ------------
NET INVESTMENT INCOME...................   1,713,427     4,673,228     3,659,651       440,357     2,414,842      6,163,338
                                          -----------   -----------   -----------   -----------   -----------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................          --       (44,343)     (579,354)      (82,735)      520,666     25,463,381
    Foreign currency transactions.......          --            --            --      (100,826)           --             --
    Future contracts (Note 4)...........          --            --            --            --            --             --
                                          -----------   -----------   -----------   -----------   -----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....          --       (44,343)     (579,354)     (183,561)      520,666     25,463,381
                                          -----------   -----------   -----------   -----------   -----------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................      (9,207)     (387,191)      (16,712)      (72,938)     (518,183)    10,309,404
  Translation of assets and liabilities
    denominated in foreign currency.....          --            --            --      (549,675)           --             --
                                          -----------   -----------   -----------   -----------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........      (9,207)     (387,191)      (16,712)     (622,613)     (518,183)    10,309,404
                                          -----------   -----------   -----------   -----------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................      (9,207)     (431,534)     (596,066)     (806,174)        2,483     35,772,785
                                          -----------   -----------   -----------   -----------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $1,704,220    $4,241,694    $3,063,585    $ (365,817)   $2,417,325    $41,936,123
                                          -----------   -----------   -----------   -----------   -----------   ------------

  *Net of foreign witholding taxes of:
  Global Bond Series                      $     9,878
  Asset Allocation Series                       6,391
  Global Asset Allocation Series               29,639
  S & P 500 Index Series                        4,105
  Blue Chip Stock Series                          559
  Global Growth Series                        116,569
  International Stock Series                   45,660

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                            GLOBAL
                                             ASSET                      GROWTH &        S & P       BLUE CHIP       GLOBAL
                                          ALLOCATION       VALUE         INCOME       500 INDEX       STOCK         GROWTH
                                            SERIES        SERIES         SERIES        SERIES        SERIES         SERIES
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET INVESTMENT INCOME:
Income:
  Interest income.......................  $  548,750    $   65,679    $   523,556    $   38,968    $   94,237    $   648,860
  Dividend Income.......................     301,857       188,325      2,225,272       347,962       173,402      1,308,699
  Fee income (Note 1)...................          --            --          8,020            --            --         55,774
                                          -----------   -----------   ------------   -----------   -----------   ------------
Total Income *..........................     850,607       254,004      2,756,848       386,930       267,639      2,013,333
                                          -----------   -----------   ------------   -----------   -----------   ------------
Expenses:
  Investment advisory and management
    fees (Note 2).......................     182,481        76,335        531,816        76,841       127,831      1,125,396
  Legal and auditing fees (Note 2)......       6,840         3,895          8,083         8,661         7,121         14,985
  Custodian fees........................      30,994         3,570          8,529         7,231         5,718         61,646
  Shareholders' notices and reports.....       3,518           682         10,811         1,335           678         35,802
  Directors' fees and expenses..........         258           144          1,200           374           423          3,472
  Other.................................       1,733           680          2,301         3,667           417          6,923
                                          -----------   -----------   ------------   -----------   -----------   ------------
Total Expenses..........................     225,824        85,306        562,740        98,109       142,188      1,248,224
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET INVESTMENT INCOME...................     624,783       168,698      2,194,108       288,821       125,451        765,109
                                          -----------   -----------   ------------   -----------   -----------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................     725,181       766,295      1,700,984       169,258      (138,630)    10,733,842
    Foreign currency transactions.......    (103,872)           --             --            --            --        (20,240)
    Future contracts (Note 4)...........          --            --             --       152,175            --             --
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....     621,309       766,295      1,700,984       321,433      (138,630)    10,713,602
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   2,794,921     2,044,296     18,835,790     6,630,765     4,444,874     11,097,309
  Translation of assets and liabilities
    denominated in foreign currency.....    (477,344)           --             --            --            --        (10,891)
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   2,317,577     2,044,296     18,835,790     6,630,765     4,444,874     11,086,418
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   2,938,886     2,810,591     20,536,774     6,952,198     4,306,244     21,800,020
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $3,563,669    $2,979,289    $22,730,882    $7,241,019    $4,431,695    $22,565,129
                                          -----------   -----------   ------------   -----------   -----------   ------------


                                             GROWTH      INTERNATIONAL  AGGRESSIVE
                                             STOCK          STOCK         GROWTH
                                             SERIES        SERIES         SERIES
                                          ------------   -----------   ------------
NET INVESTMENT INCOME:
Income:
  Interest income.......................  $ 2,541,796    $   96,178    $   559,806
  Dividend Income.......................      606,306       924,127          4,648
  Fee income (Note 1)...................           --            --         26,201
                                          ------------   -----------   ------------
Total Income *..........................    3,148,102     1,020,305        590,655
                                          ------------   -----------   ------------
Expenses:
  Investment advisory and management
    fees (Note 2).......................    2,003,108       248,217        330,830
  Legal and auditing fees (Note 2)......       24,927         9,863          8,796
  Custodian fees........................       42,437        37,676         24,874
  Shareholders' notices and reports.....       99,146           510         38,073
  Directors' fees and expenses..........        9,028           402          3,188
  Other.................................       15,913         2,002          6,638
                                          ------------   -----------   ------------
Total Expenses..........................    2,194,559       298,670        412,399
                                          ------------   -----------   ------------
NET INVESTMENT INCOME...................      953,543       721,635        178,256
                                          ------------   -----------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   35,234,571     1,936,321     (3,813,800)
    Foreign currency transactions.......           --         1,318             --
    Future contracts (Note 4)...........           --            --             --
                                          ------------   -----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   35,234,571     1,937,639     (3,813,800)
                                          ------------   -----------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................    9,452,443     4,988,059       (681,206)
  Translation of assets and liabilities
    denominated in foreign currency.....           --        (6,842)            --
                                          ------------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........    9,452,443     4,981,217       (681,206)
                                          ------------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   44,687,014     6,918,856     (4,495,006)
                                          ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $45,640,557    $7,640,491    $(4,316,750)
                                          ------------   -----------   ------------

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                                                                 U.S. GOVERNMENT
                                               MONEY MARKET SERIES              SECURITIES SERIES

-------------------------------------------------------------------------------------------------------
                                             FOR THE                         FOR THE
                                            SIX-MONTH        FOR THE        SIX-MONTH        FOR THE
                                          PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                          JUNE 30, 1997   DECEMBER 31,    JUNE 30, 1997   DECEMBER 31,
                                           (UNAUDITED)        1996         (UNAUDITED)        1996
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $  1,713,427    $  2,705,255    $  4,673,228    $ 10,440,214
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................            --              --         (44,343)       (834,376)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................        (9,207)        (52,386)       (387,191)     (6,445,889)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............     1,704,220       2,652,869       4,241,694       3,159,949
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --      (2,223,183)             --     (11,838,465)
  Tax return of capital.................            --              --              --              --
  From net realized gains on
    investments.........................            --              --              --              --
  Excess distributions of net realized
    gains...............................            --              --              --         (28,104)
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --      (2,223,183)             --     (11,866,569)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    37,752,565      62,995,729       1,706,786      11,422,482
  Proceeds from shares issued as a
    result of reinvested dividends......            --       2,223,183              --      11,866,569
  Less cost of repurchase...............   (36,849,236)    (45,549,360)    (21,926,239)    (35,591,789)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............       903,329      19,669,552     (20,219,453)    (12,302,738)
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................     2,607,549      20,099,238     (15,977,759)    (21,009,358)
NET ASSETS:
  Beginning of period...................    61,906,351      41,807,113     161,677,973     182,687,331
                                          -------------   -------------   -------------   -------------
  End of period (Note 5)................  $ 64,513,900    $ 61,906,351    $145,700,214    $161,677,973
                                          -------------   -------------   -------------   -------------

                                                 GLOBAL ASSET
                                               ALLOCATION SERIES               VALUE SERIES
---------------------------------------------------------------------------------------------------
                                                                                         FOR THE
                                                                                       PERIOD FROM
                                            FOR THE                       FOR THE       MARCH 28,
                                           SIX-MONTH                     SIX-MONTH         1996
                                          PERIOD ENDED     FOR THE      PERIOD ENDED   (INCEPTION)
                                            JUNE 30,      YEAR ENDED      JUNE 30,          TO
                                              1997       DECEMBER 31,       1997       DECEMBER 31,
                                          (UNAUDITED)        1996       (UNAUDITED)        1996
                                          ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $   624,783    $   864,460    $   168,698    $    81,183
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................      621,309        668,532        766,295        (15,575)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    2,317,577      2,018,694      2,044,296        995,833
                                          ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............    3,563,669      3,551,686      2,979,289      1,061,441
                                          ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............           --       (897,921)            --        (75,521)
  Tax return of capital.................           --             --             --             --
  From net realized gains on
    investments.........................           --       (601,285)            --             --
  Excess distributions of net realized
    gains...............................           --             --             --             --
                                          ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....           --     (1,499,206)            --        (75,521)
                                          ------------   ------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    6,325,220     17,172,109     15,411,980     13,000,854
  Proceeds from shares issued as a
    result of reinvested dividends......           --      1,499,206             --         75,521
  Less cost of repurchase...............   (1,300,778)    (3,496,933)      (288,038)      (110,820)
                                          ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    5,024,442     15,174,382     15,123,942     12,965,555
                                          ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    8,588,111     17,226,862     18,103,231     13,951,475
NET ASSETS:
  Beginning of period...................   37,307,032     20,080,170     13,951,475             --
                                          ------------   ------------   ------------   ------------
  End of period (Note 5)................  $45,895,143    $37,307,032    $32,054,706    $13,951,475
                                          ------------   ------------   ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                              GLOBAL BOND SERIES             HIGH YIELD SERIES
                                            DIVERSIFIED INCOME SERIES     ---------------------------   ---------------------------
                                          -----------------------------     FOR THE                       FOR THE
                                             FOR THE                       SIX-MONTH                     SIX-MONTH
                                            SIX-MONTH        FOR THE      PERIOD ENDED     FOR THE      PERIOD ENDED     FOR THE
                                          PERIOD ENDED     YEAR ENDED       JUNE 30,      YEAR ENDED      JUNE 30,      YEAR ENDED
                                          JUNE 30, 1997   DECEMBER 31,        1997       DECEMBER 31,       1997       DECEMBER 31,
                                           (UNAUDITED)        1996        (UNAUDITED)        1996       (UNAUDITED)        1996
                                          -------------   -------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $  3,659,651    $  7,301,944    $   440,357    $   888,088    $ 2,414,842    $ 3,499,009
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................      (579,354)       (825,580)      (183,561)       329,721        520,666        305,622
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................       (16,712)     (2,233,621)      (622,613)      (879,380)      (518,183)      (372,410)
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............     3,063,585       4,242,743       (365,817)       778,119      2,417,325      3,432,221
                                          -------------   -------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --      (8,135,037)            --       (669,496)            --     (3,450,721)
  Tax return of capital.................            --              --             --             --             --             --
  From net realized gains on
    investments.........................            --              --             --       (311,936)            --             --
  Excess distributions of net realized
    gains...............................            --              --             --             --             --       (171,270)
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --      (8,135,037)            --       (981,432)            --     (3,621,991)
                                          -------------   -------------   ------------   ------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........     1,479,108       6,371,872      1,775,024      9,900,900      8,898,629     16,606,547
  Proceeds from shares issued as a
    result of reinvested dividends......            --       8,213,975             --        981,432             --      3,621,991
  Less cost of repurchase...............    (8,907,657)    (15,119,958)    (1,697,389)    (3,638,872)    (2,747,293)    (5,589,855)
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    (7,428,549)       (534,111)        77,635      7,243,460      6,151,336     14,638,683
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    (4,364,964)     (4,426,405)      (288,182)     7,040,147      8,568,661     14,448,913
NET ASSETS:
  Beginning of period...................   105,830,600     109,119,746     20,227,621     13,187,474     42,578,060     28,129,147
                                          -------------   -------------   ------------   ------------   ------------   ------------
  End of period (Note 5)................  $101,465,636    $105,830,600    $19,939,439    $20,227,621    $51,146,721    $42,578,060
                                          -------------   -------------   ------------   ------------   ------------   ------------


                                             ASSET ALLOCATION SERIES
                                          -----------------------------
                                             FOR THE
                                            SIX-MONTH        FOR THE
                                          PERIOD ENDED     YEAR ENDED
                                          JUNE 30, 1997   DECEMBER 31,
                                           (UNAUDITED)        1996
                                          -------------   -------------
OPERATIONS:
  Net investment income.................  $  6,163,338    $ 12,585,802
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    25,463,381      14,650,440
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    10,309,404      15,819,704
                                          -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............    41,936,123      43,055,946
                                          -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --     (13,564,759)
  Tax return of capital.................            --              --
  From net realized gains on
    investments.........................            --      (6,227,823)
  Excess distributions of net realized
    gains...............................            --              --
                                          -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --     (19,792,582)
                                          -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    12,550,241      36,485,877
  Proceeds from shares issued as a
    result of reinvested dividends......            --      19,951,533
  Less cost of repurchase...............   (11,993,590)    (24,340,796)
                                          -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............       556,651      32,096,614
                                          -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    42,492,774      55,359,978
NET ASSETS:
  Beginning of period...................   397,712,333     341,511,306
                                          -------------   -------------
  End of period (Note 5)................  $440,205,107    $397,712,333
                                          -------------   -------------

                                             GROWTH & INCOME SERIES         S & P 500 INDEX SERIES        BLUE CHIP STOCK SERIES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           FOR THE                       FOR THE
                                                                                         PERIOD FROM                   PERIOD FROM
                                                                            FOR THE       MARCH 28,       FOR THE       MARCH 28,
                                             FOR THE                       SIX-MONTH         1996        SIX-MONTH         1996
                                            SIX-MONTH        FOR THE      PERIOD ENDED   (INCEPTION)    PERIOD ENDED   (INCEPTION)
                                          PERIOD ENDED     YEAR ENDED       JUNE 30,          TO          JUNE 30,          TO
                                          JUNE 30, 1997   DECEMBER 31,        1997       DECEMBER 31,       1997       DECEMBER 31,
                                           (UNAUDITED)        1996        (UNAUDITED)        1996       (UNAUDITED)        1996
                                          -------------   -------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $  2,194,108    $  2,268,263    $   288,821    $   128,502    $   125,451    $    61,105
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................     1,700,984       1,336,739        321,433         86,309       (138,630)        11,079
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    18,835,790      15,884,901      6,630,765      1,718,465      4,444,874      1,757,318
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............    22,730,882      19,489,903      7,241,019      1,933,276      4,431,695      1,829,502
                                          -------------   -------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --      (2,285,895)            --       (121,710)            --        (60,328)
  Tax return of capital.................            --              --             --             --             --             --
  From net realized gains on
    investments.........................            --      (1,402,797)            --         (1,106)            --             --
  Excess distributions of net realized
    gains...............................            --              --             --             --             --             --
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --      (3,688,692)            --       (122,816)            --        (60,328)
                                          -------------   -------------   ------------   ------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    41,030,632      58,720,953     41,429,694     21,220,266     22,480,565     18,830,072
  Proceeds from shares issued as a
    result of reinvested dividends......            --       3,688,692             --        122,816             --         60,328
  Less cost of repurchase...............    (3,609,358)     (2,811,581)   (10,939,664)    (1,174,953)      (580,770)    (3,053,416)
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    37,421,274      59,598,064     30,490,030     20,168,129     21,899,795     15,836,984
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    60,152,156      75,399,275     37,731,049     21,978,589     26,331,490     17,606,158
NET ASSETS:
  Beginning of period...................   134,932,205      59,532,930     21,978,589             --     17,606,158             --
                                          -------------   -------------   ------------   ------------   ------------   ------------
  End of period (Note 5)................  $195,084,361    $134,932,205    $59,709,638    $21,978,589    $43,937,648    $17,606,158
                                          -------------   -------------   ------------   ------------   ------------   ------------

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                              GLOBAL GROWTH SERIES             GROWTH STOCK SERIES

-------------------------------------------------------------------------------------------------------
                                             FOR THE                         FOR THE
                                            SIX-MONTH        FOR THE        SIX-MONTH        FOR THE
                                          PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                          JUNE 30, 1997   DECEMBER 31,    JUNE 30, 1997   DECEMBER 31,
                                           (UNAUDITED)        1996         (UNAUDITED)        1996
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $    765,109    $    406,323    $    953,543    $  2,320,174
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    10,713,602      (3,142,634)     35,234,571      22,383,900
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    11,086,418      46,400,736       9,452,443      65,647,351
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............    22,565,129      43,664,425      45,640,557      90,351,425
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --        (420,937)             --      (2,282,758)
  Tax return of capital.................            --         (12,672)             --              --
  From net realized gains on
    investments.........................            --              --              --              --
  Excess distributions of net realized
    gains...............................            --              --              --              --
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --        (433,609)             --      (2,282,758)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    23,015,164      75,164,853      14,487,199      67,982,620
  Proceeds from shares issued as a
    result of reinvested dividends......            --         433,609              --       2,282,758
  Less cost of repurchase...............    (7,594,470)     (6,911,460)    (26,386,310)    (28,061,530)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    15,420,694      68,687,002     (11,899,111)     42,203,848
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    37,985,823     111,917,818      33,741,446     130,272,515
NET ASSETS:
  Beginning of period...................   319,830,721     207,912,903     661,217,042     530,944,527
                                          -------------   -------------   -------------   -------------
  End of period (Note 5)................  $357,816,544    $319,830,721    $694,958,488    $661,217,042
                                          -------------   -------------   -------------   -------------

                                          INTERNATIONAL STOCK SERIES      AGGRESSIVE GROWTH SERIES

----------------------------------------------------------------------------------------------------
                                            FOR THE
                                           SIX-MONTH                       FOR THE
                                          PERIOD ENDED     FOR THE        SIX-MONTH       FOR THE
                                            JUNE 30,      YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                              1997       DECEMBER 31,   JUNE 30, 1997   DECEMBER 31,
                                          (UNAUDITED)        1996        (UNAUDITED)        1996
                                          ------------   ------------   -------------   ------------
OPERATIONS:
  Net investment income.................  $   721,635    $   634,380    $    178,256    $   170,855
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    1,937,639        919,558      (3,813,800)    (4,837,293)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    4,981,217      3,683,445        (681,206)     6,947,700
                                          ------------   ------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............    7,640,491      5,237,383      (4,316,750)     2,281,262
                                          ------------   ------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............           --       (698,708)             --       (169,502)
  Tax return of capital.................           --             --              --             --
  From net realized gains on
    investments.........................           --       (882,391)             --             --
  Excess distributions of net realized
    gains...............................           --             --              --             --
                                          ------------   ------------   -------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....           --     (1,581,099)             --       (169,502)
                                          ------------   ------------   -------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........   11,123,122     30,566,115      19,058,291     54,010,106
  Proceeds from shares issued as a
    result of reinvested dividends......           --      1,581,099              --        169,502
  Less cost of repurchase...............   (1,402,015)    (4,799,479)     (2,966,625)    (6,303,867)
                                          ------------   ------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    9,721,107     27,347,735      16,091,666     47,875,741
                                          ------------   ------------   -------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................   17,361,598     31,004,019      11,774,916     49,987,501
NET ASSETS:
  Beginning of period...................   52,331,341     21,327,322      96,930,763     46,943,262
                                          ------------   ------------   -------------   ------------
  End of period (Note 5)................  $69,692,939    $52,331,341    $108,705,679    $96,930,763
                                          ------------   ------------   -------------   ------------

FORTIS SERIES FUND, INC.

Notes to Financial Statements

(Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The fund is an open-end management investment company which currently is comprised of fifteen separate investment portfolios and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series, which are diversified portfolios, and Global Bond Series which is non-diversified. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income.

   - The objective of the "U.S. Government Securities Series" is to maximize total return while providing shareholders with a high level of current income through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is to maximize total return by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objective of the "Global Bond Series" is total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return by investing primarily in high-yield, high-risk fixed-income securities.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities.

   - The objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the "value" philosophy.

   - The objective of the "Growth & Income Series" are capital appreciation and current income, which such Series seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The objective of the "S & P 500 Index Series" is to replicate the return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index") primarily through investments in equity securities.

   - The objective of the "Blue Chip Stock Series" is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet these objectives by investing primarily in common stocks and securities convertible into common stocks.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

   - The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

   The Articles of Incorporation of Fortis Series Fund, Inc., permits the Board of Directors to create additional portfolios in the future. An investment in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

   Shares of the fund will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company or First Fortis Life separate accounts in connection with variable insurance contracts and policies.

   The inception of Value Series, S & P 500 Index Series, and Blue Chip Stock Series was March 28, 1996, and the commencement of operations was May 1, 1996.

   The significant accounting policies followed by the Funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all portfolios except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------
   and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of June 30, 1997 U.S. Government Series, Diversified Income Series and Asset Allocation Series entered into outstanding when-issued or forward commitments of $11,063,233, $873,243 and $1,741,580 respectively.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

   Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. Global Bond Series, Global Asset Allocation Series and International Stock Series may also enter into speculative forward contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date, except for Global Bond Series, Global Asset Allocation Series, S & P 500 Index Series, Blue Chip Stock Series and International Stock Series which account for security transactions on Trade Date +1, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. For financial reporting purposes each portfolio amortizes bond premium, market discount and original issue discount. For the six-month period ended June 30, 1997, the cost of purchases and proceeds from sales of securities for Money Market Series were $202,686,938 and $199,284,621, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other portfolios were as follows:

                                Cost of          Proceeds
                               Purchases        from Sales
------------------------------------------------------------
U.S. Government
  Securities Series......    $ 128,437,895     $ 130,683,937
Diversified Income
  Series.................      104,677,400       111,301,766
Global Bond Series.......       13,660,214        16,248,731
High Yield Series........      113,048,528       104,346,378
Asset Allocation
  Series.................      242,263,990       232,378,055
Global Asset Allocation
  Series.................       17,363,824         8,871,949

                                Cost of          Proceeds
                               Purchases        from Sales
------------------------------------------------------------
Value Series.............       20,965,720         8,473,726
Growth & Income Series...       49,670,393         8,959,957
S & P 500 Index Series...       31,427,571         1,573,633
Blue Chip Stock Series...       22,271,522         2,970,439
Global Growth Series.....       59,057,544        56,344,484
Growth Stock Series......       56,074,817       110,122,569
International Stock
  Series.................       19,684,632        12,021,248
Aggressive Growth
  Series.................       24,745,370        11,104,962

   In the Global Asset Allocation Series for the period from January 2, 1997 to June 30, 1997, brokerage commissions paid to an affiliated broker amounted to $446.

   LENDING OF PORTFOLIO SECURITIES: At June 30, 1997, securities valued at $90,843,715, $19,026,835, and $12,879,056, were on loan to brokers from
   Global Growth Series, Growth & Income Series, and Aggressive Growth Series, respectively. For collateral, the portfolio's custodian received $93,686,917, $19,432,623, and $13,159,075, in cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. Fee income from securities lending amounted to $55,774, $8,020, and $26,201, for the six-month period ended June 30, 1997 for Global Growth Series, Growth & Income Series, and Aggressive Growth Series. The risks to the portfolio in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   INCOME TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. For tax purposes, each portfolio is a single taxable entity.

   On a calendar year basis, the funds intend to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the recognition of realized gain (loss) from foreign currency transactions as ordinary income (loss) for tax purposes and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes.

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, reclassification on adjustments in the following amounts have been made to increase (decrease) accumulated net realized gain (loss) with an offsetting increase (decrease) to undistributed net investment income.

                                                                  Global
                                                   Global         Asset         Global       International
                                                    Bond        Allocation      Growth        Stock
                                                   Series         Series        Series        Series
-----------------------------------------------------------------------------------------------------
Accumulated Net Realized Gain (Loss).........    $  100,826     $  103,872     $  20,240     $(1,318)

--------------------------------------------------------------------------------

                                                                  Global
                                                   Global         Asset         Global       International
                                                    Bond        Allocation      Growth        Stock
                                                   Series         Series        Series        Series
-----------------------------------------------------------------------------------------------------
Undistributed Net Investment Income..........    $ (100,826)    $ (103,872)    $ (20,240)    $ 1,318

   For federal income tax purposes the portfolios had the following capital loss carryovers at December 31, 1996, which, if not offset by subsequent capital gains, will expire in 1997 through 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

Money Market Series..........................    $    100,451
U.S. Government Securities Series............      20,813,645
Diversified Income Series....................       9,784,542
High Yield Series............................       1,195,344
Growth & Income Series.......................         471,870
Global Growth Series.........................      16,910,994
Growth Stock Series..........................       4,674,117
Aggressive Growth Series.....................       6,285,384

   ILLIQUID SECURITIES: At June 30, 1997, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Series, Diversified Income Series, Asset Allocation Series, and Growth Series currently limit investments in illiquid securities to 5% of net assets; Global Growth Series to 10%; Global Bond Series, High Yield Series, Global Asset Allocation Series, Growth and Income Series, International Stock Series, Aggressive Growth Series, Value Series, S & P 500 Series, and Blue Chip Stock Series to 15%, of net assets, at market value, at date of purchase. The aggregate values of such securities at June 30, 1997 were; $2,682,650 Diversified Income Series; $9,849,700 Asset Allocation Series; $7,574,500 High Yield Series; $494,387 Blue Chip Stock Series; $9,179,350 Global Growth Series, which represents 2.64%, 2.24%, 14.81%, 1.13%, 2.57% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The portfolios intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each series. Investment advisory and management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                                                   Annual
                                                                                            Investment Advisory
                   Series                                 Average Net Assets                 and Management Fee
----------------------------------------------------------------------------------------------------------------
Money Market Series                          For the first $500 million                             .3%
                                             For assets over $500 million                           .25%
U.S. Government Securities Series            For the first $50 million                              .5%
                                             For assets over $50 million                            .45%
Diversified Income Series                    For the first $50 million                              .5%
                                             For assets over $50 million                            .45%
Global Bond Series                           For the first $100 million                             .75%
                                             For assets over $100 million                           .65%
High Yield Series                            For the first $250 million                             .5%
                                             For assets over $250 million                           .45%
Asset Allocation Series                      For the first $250 million                             .5%
                                             For assets over $250 million                           .45%
Global Asset Allocation Series               For the first $100 million                             .9%
                                             For assets over $100 million                           .85%
Value Series                                 For the first $100 million                             .7%
                                             For assets over $100 million                           .6%
Growth & Income Series                       For the first $100 million                             .7%
                                             For assets over $100 million                           .6%
S & P 500 Index Series                       For all assets                                         .4%
Blue Chip Stock Series                       For the first $100 million                             .9%
                                             For assets over $100 million                           .85%
Global Growth Series                         For the first $500 million                             .7%
                                             For assets over $500 million                           .6%
Growth Stock Series                          For the first $100 million                             .7%
                                             For assets over $100 million                           .6%
International Stock Series                   For the first $100 million                             .85%
                                             For assets over $100 million                           .8%
Aggressive Growth Series                     For the first $100 million                             .7%
                                             For assets over $100 million                           .6%

   The Global Bond Series, Global Asset Allocation Series, International Stock Series, S & P 500 Series, and Blue Chip Series have retained sub-advisers under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of each portfolio, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective portfolio with investment research, advice and supervision and furnish continuously an investment program for each portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

   From its advisory fee, Advisers pay the following fees to each of the sub-advisers:

                                                                                Annual
                                                                               Advisory
         Series                   Sub-Adviser            Average Net Assets      Fee
---------------------------------------------------------------------------------------
Global Bond Series         Mercury Asset Management   For the first $100         .35%
                           International Ltd.         million                   .225%
                                                      For assets over $100
                                                      million
Global Asset Allocation    Morgan Stanley Asset       For the first $100         .5%
Series                     Management Limited         million                    .4%
                                                      For assets over $100
                                                      million
S & P 500 Series           The Dreyfus Corporation    For all levels of assets   .17%
Blue Chip Stock Series     T. Rowe Price              For the first $100         .5%
                           Associate, Inc.            million                    .45%
                                                      For assets over $100
                                                      million
International Stock        Lazard-Freres              For the first $100         .45%
Series                     Asset Management           million                   .375%
                                                      For assets over $100
                                                      million

   For the six-month period ended June 30, 1997, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

Series                                            Amount
---------------------------------------------------------
Money Market Series..........................    $    992
U.S. Government Securities Series............       2,894
Diversified Income Series....................       1,664

Series                                            Amount
---------------------------------------------------------
Global Bond Series...........................         653
High Yield Series............................         271
Asset Allocation Series......................       6,934
Global Asset Allocation Series...............         497
Value Series.................................       1,266
Growth & Income Series.......................       1,636
S & P 500 Index Series.......................       2,755
Blue Chip Stock Series.......................       1,046
Global Growth Series.........................       4,967
Growth Stock Series..........................      12,101
International Stock Series...................         358
Aggressive Growth Series.....................       2,083

3. FORWARD FOREIGN CURRENCY CONTRACTS: At June 30, 1997, the Global Bond Series, Global Asset Allocation Series and the Global Growth Series entered into forward foreign currency exchange contracts that obligated the Series to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) of $40,308, $16,660, ($1,230) respectively, on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

                                             GLOBAL BOND SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To           Jun 30,          Currency To           Jun 30,     Appreciation/
 Settle Date          Be Delivered           1997            Be Received            1997      (Depreciation)
-------------------------------------------------------------------------------------------------------------
Aug. 7, 1997            242,670           $  242,670           323,000           $  243,641      $    971
                      U.S. Dollar                         Australian Dollar
Aug. 7, 1997            281,589              281,589           390,000              283,192         1,603
                      U.S. Dollar                          Canadian Dollar
Aug. 7, 1997            642,180              642,180           385,000              640,203        (1,977)
                      U.S. Dollar                       British Pound Sterling
Aug. 7, 1997           1,333,333           1,333,333         152,000,000          1,334,453         1,120
                      U.S. Dollar                            Japanese Yen
Aug. 7, 1997            232,678              232,678           450,000              230,019        (2,659)
                      U.S. Dollar                         Netherland Guilder
Aug. 7, 1997           2,030,000           1,167,598          1,181,607           1,181,607        14,009
                     Deutsche Mark                           U.S. Dollar
Aug. 7, 1997          154,000,000          1,045,670          1,057,692           1,057,692        12,022
                     Spanish Peseta                          U.S. Dollar
Aug. 7, 1997         1,672,000,000           980,812           991,485              991,485        10,673
                      Italian Lira                           U.S. Dollar
Aug. 7, 1997           2,786,000             420,798           425,344              425,344         4,546
                      Danish Krone                           U.S. Dollar
                                          -----------                            -----------  ---------------
                                          $6,347,328                             $6,387,636      $ 40,308
                                          -----------                            -----------  ---------------

--------------------------------------------------------------------------------

                               GLOBAL ASSET ALLOCATION SERIES
---------------------------------------------------------------------------------------------
                                  U.S. Dollar                    U.S. Dollar
                                  Value As Of                    Value As Of    Unrealized
                  Currency To       Jun 30,      Currency To       Jun 30,     Appreciation/
 Settle Date      Be Delivered       1997        Be Received        1997      (Depreciation)
---------------------------------------------------------------------------------------------
July 16, 1997       721,674       $  721,674      90,000,000     $  787,978      $ 66,304
                  U.S. Dollar                    Japanese Yen
July 17, 1997       733,775          733,775      1,250,000         718,032       (15,743)
                  U.S. Dollar                   Deutsche Mark
Aug. 6, 1997        167,882          167,882       110,000          166,650        (1,232)
                  U.S. Dollar                     Irish Punt
Aug. 7, 1997        515,606          515,606      75,000,000        509,255        (6,351)
                  U.S. Dollar                   Spanish Peseta
Aug. 20, 1997       961,332          961,332      1,627,321         936,853       (24,479)
                  U.S. Dollar                   Deutsche Mark
Aug. 27, 1997      1,035,062       1,035,062      1,763,021       1,015,479       (19,583)
                  U.S. Dollar                   Deutsche Mark
Sept. 3, 1997       289,408          289,408       380,000          286,710        (2,698)
                  U.S. Dollar                     Australian
                                                    Dollar
July 16, 1997      1,200,000         823,959       836,444          836,444        12,485
                  Swiss Franc                    U.S. Dollar
July 16, 1997      35,000,000        306,436       311,250          311,250         4,814
                  Japanese Yen                   U.S. Dollar
July 17, 1997      1,250,000         718,032       725,984          725,984         7,952
                 Deutsche Mark                   U.S. Dollar
July 28, 1997       200,000          332,670       324,660          324,660        (8,010)
                 British Pounds                  U.S. Dollar
Aug. 6, 1997        220,000          333,301       329,450          329,450        (3,851)
                   Irish Punt                    U.S. Dollar
Aug. 20, 1997      7,300,000         947,581       961,331          961,331        13,750
                 Swedish Krona                   U.S. Dollar
Aug. 27, 1997     120,000,000      1,056,420      1,035,063       1,035,063       (21,357)
                  Japanese Yen                   U.S. Dollar
Dec. 5, 1997       1,000,000         985,341      1,000,000       1,000,000        14,659
                  French Franc                   U.S. Dollar
                                  -----------                    -----------  ---------------
                                  $9,928,479                     $9,945,139      $ 16,660
                                  -----------                    -----------  ---------------

                                   GLOBAL GROWTH SERIES
-------------------------------------------------------------------------------------------
                                     U.S.                          U.S.
                                    Dollar                        Dollar
                                   Value As                      Value As
                                      Of                            Of        Unrealized
                  Currency To      Jun 30,      Currency To      Jun 30,     Appreciation/
 Settle Date      Be Delivered       1997       Be Received        1997     (Depreciation)
-------------------------------------------------------------------------------------------
10-Jul-97          7,415,230      $ 604,781       603,551       $ 603,551      $ (1,230)
                    Austrian                    U.S. Dollar
                   Schilling
                                  ----------                    ----------      -------
                                  $ 604,781                     $ 603,551      $ (1,230)
                                  ----------                    ----------      -------

4. FUTURES TRANSACTIONS: The Fund may invest in financial future contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" the contract on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of June 30, 1997 and their related unrealized market appreciation are set forth in the Notes to Schedule of Investments.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

5. NET ASSETS INCLUDE UNDISTRIBUTED NET INVESTMENT INCOME OF:

                                                     1997             1996
------------------------------------------------------------------------------
Money Market Series..........................    $  4,418,436     $  2,705,009
U.S. Government Securities Series............      15,128,697       10,455,469
Diversified Income Series....................      11,039,521        7,379,870
Global Bond Series...........................         502,453          162,922
High Yield Series............................       2,493,183           78,341
Asset Allocation Series......................       6,319,565          156,227
Global Asset Allocation Series...............         599,217           78,306

                                                     1997             1996
------------------------------------------------------------------------------
Value Series.................................    $    174,360     $      5,662
Growth & Income Series.......................       2,198,747            4,639
S & P 500 Index Series.......................         295,613            6,792
Blue Chip Stock Series.......................         126,228              777
Global Growth Series.........................         744,869                0
Growth Stock Series..........................       1,019,689           66,146
International Stock Series...................         768,288           45,335
Aggressive Growth Series.....................         179,609            1,353

6. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED:

                                                            SHARES ISSUED
                                                                AS A
                                                              RESULT OF                                     NET INCREASE
                                                             REINVESTED                                      (DECREASE)
                                         SHARES SOLD          DIVIDENDS        SHARES REPURCHASED            OF SHARES
                                     --------------------  ---------------  ------------------------  ------------------------
                                       1997       1996     1997    1996        1997         1996         1997         1996
------------------------------------------------------------------------------------------------------------------------------
Money Market Series................  3,412,073  5,746,206    --    206,460   (3,322,312)  (4,157,440)      89,761    1,795,226
U.S. Government Securities
  Series...........................    160,438  1,061,458    --  1,175,676   (2,062,042)  (3,307,239)  (1,901,604)  (1,070,105)
Diversified Income Series..........    125,322    532,522    --    737,175     (756,134)  (1,169,544)    (630,812)     100,153
Global Bond Series.................    164,831    889,018    --     89,211     (157,043)    (324,860)       7,788      653,369
High Yield Series..................    892,437  1,622,409    --    371,174     (275,435)    (548,867)     617,002    1,444,716
Asset Allocation Series............    714,929  2,214,581    --  1,169,911     (687,935)  (1,459,586)      26,994    1,924,906
Global Asset Allocation Series.....    507,394  1,436,030    --    123,737     (103,276)    (295,210)     404,118    1,264,557
Value Series.......................  1,279,964  1,229,584    --      6,662      (24,512)     (10,203)   1,255,452    1,226,043
Growth & Income Series.............  2,540,315  4,220,664    --    244,448     (228,975)    (205,106)   2,311,340    4,260,006
S & P 500 Index Series.............  3,303,806  2,011,060    --     10,638     (881,552)    (104,913)   2,422,254    1,916,785
Blue Chip Stock Series.............  1,817,735  1,790,768    --      5,170      (46,869)    (287,305)   1,770,866    1,508,633
Global Growth Series...............  1,238,363  4,179,864    --     23,217     (414,136)    (384,054)     824,227    3,819,027
Growth Stock Series................    448,206  2,229,103    --     69,162     (818,987)    (911,048)    (370,781)   1,387,217
International Stock Series.........    877,055  2,586,940    --    131,438     (109,300)    (404,381)     767,755    2,313,997
Aggressive Growth Series...........  1,573,053  3,864,188    --     12,491     (241,688)    (463,405)   1,331,365    3,413,274

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Series is presented based upon average fund shares outstanding:

                                                                  Year Ended December 31
                                           --------------------------------------------------------------------
MONEY MARKET SERIES                         1997**       1996        1995        1994        1993        1992
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  10.94    $  10.83    $  10.63    $  10.23    $  10.21    $  10.15
                                           --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .30         .57         .60         .41         .28         .36
  Net realized and unrealized gains
    (losses) on investments.............       (.01)         --          --        (.01)        .02         .06
                                           --------    --------    --------    --------    --------    --------
Total from operations...................        .29         .57         .60         .40         .30         .42
                                           --------    --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.46)       (.40)         --        (.28)       (.36)
                                           --------    --------    --------    --------    --------    --------
Net asset value, end of period..........   $  11.23    $  10.94    $  10.83    $  10.63    $  10.23    $  10.21
                                           --------    --------    --------    --------    --------    --------
Total Return @..........................       2.59%       5.17%       5.71%       3.92%       2.77%       3.36%
Net assets end of period (000s
  omitted)..............................   $ 64,514    $ 61,906    $ 41,807    $ 44,833    $ 28,682    $ 27,528
Ratio of expenses to average daily net
  assets................................        .37%*       .38%        .40%        .40%        .44%        .46%
Ratio of net investment income to
  average daily net assets..............       5.41%*      5.14%       5.44%       3.96%       2.74%       3.51%

*      Annualized.
**     For the six-month period ended June 30, 1997.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                     Year Ended December 31
                                           --------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SERIES           1997**        1996         1995         1994         1993         1992
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   10.57    $   11.16    $    9.40    $   10.94    $   10.73    $   10.77
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .38          .67          .70          .71          .74          .78
  Net realized and unrealized gains
    (losses) on investments.............        (.07)        (.51)        1.06        (1.54)         .46          .15
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................         .31          .16         1.76         (.83)        1.20          .93
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.75)          --         (.71)        (.74)        (.78)
  From net realized gains...............          --           --           --           --         (.24)        (.19)
  Excess distributions of net realized
    gains...............................          --           --           --           --         (.01)          --
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....          --         (.75)          --         (.71)        (.99)        (.97)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   10.88    $   10.57    $   11.16    $    9.40    $   10.94    $   10.73
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total Return @..........................        2.91%        2.21%       18.78%       (6.44%)       9.45%        6.14%
Net assets end of period (000s
  omitted)..............................   $ 145,700    $ 161,678    $ 182,687    $ 172,656    $ 235,588    $ 132,683
Ratio of expenses to average daily net
  assets................................         .53%*        .53%         .53%         .53%         .52%         .57%
Ratio of net investment income to
  average daily net assets..............        6.24%*       6.17%        6.78%        6.87%        6.49%        7.10%
Portfolio turnover rate.................          95%         176%         115%         187%         141%         135%

*      Annualized.
**     For the six-month period ended June 30, 1997.
@      These are the portfolio's total returns during the period.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                                   Year Ended December 31
                                           -----------------------------------------------------------------------
DIVERSIFIED INCOME SERIES                   1997**        1996         1995         1994        1993        1992
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   11.70    $   12.20    $   10.40    $  11.93    $  11.34    $  11.22
                                           ---------    ---------    ---------    --------    --------    --------
Operations:
  Investment income - net...............         .45          .82          .88         .87         .87         .82
  Net realized and unrealized gains
    (losses) on investments.............        (.09)        (.40)         .92       (1.53)       1.03         .33
                                           ---------    ---------    ---------    --------    --------    --------
Total from operations...................         .36          .42         1.80        (.66)       1.90        1.15
                                           ---------    ---------    ---------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.91)          --        (.87)       (.87)       (.81)
  From net realized gains...............          --           --           --          --        (.43)       (.21)
  Excess distributions of net realized
    gains...............................          --         (.01)          --          --        (.01)       (.01)
                                           ---------    ---------    ---------    --------    --------    --------
Total distributions to shareholders.....          --         (.92)          --        (.87)      (1.31)      (1.03)
                                           ---------    ---------    ---------    --------    --------    --------
Net asset value, end of period..........   $   12.06    $   11.70    $   12.20    $  10.40    $  11.93    $  11.34
                                           ---------    ---------    ---------    --------    --------    --------
Total Return @..........................        3.06%        4.15%       17.26%      (5.22%)     12.76%       7.08%
Net assets end of period (000s
  omitted)..............................   $ 101,466    $ 105,831    $ 109,120    $ 98,314    $ 92,589    $ 28,490
Ratio of expenses to average daily net
  assets................................         .55%*        .55%         .55%        .55%        .57%        .67%
Ratio of net investment income to
  average daily net assets..............        7.15%*       6.86%        7.78%       7.59%       7.15%       7.08%
Portfolio turnover rate.................         106%         171%         139%        142%        125%         83%

*      Annualized.
**     For the six-month period ended June 30, 1997.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                Year Ended December 31
                                           --------------------------------
GLOBAL BOND SERIES                          1997**       1996      1995***
---------------------------------------------------------------------------
Net asset value, beginning of period....   $  11.11    $  11.30    $ 10.00
                                           --------    --------    --------
Operations:
  Investment income - net...............        .19         .57        .54
  Net realized and unrealized gains
    (losses) on investments.............       (.39)       (.13)      1.52
                                           --------    --------    --------
Total from operations...................       (.20)        .44       2.06
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.43)      (.54)
  From net realized gains...............         --        (.20)      (.22)
                                           --------    --------    --------
Total distributions to shareholders.....         --        (.63)      (.76)
                                           --------    --------    --------
Net asset value, end of period..........   $  10.91    $  11.11    $ 11.30
                                           --------    --------    --------
Total Return @..........................      (1.85%)      3.15%     19.02%
Net assets end of period (000s
  omitted)..............................   $ 19,939    $ 20,228    $13,187
Ratio of expenses to average daily net
  assets................................       1.01%*      1.02%      1.28%*
Ratio of net investment income to
  average daily net assets..............       4.58%*      5.07%      5.01%*
Portfolio turnover rate.................         84%        129%       184%

*      Annualized.
**     For the six-month period ended June 30, 1997.
*** For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                      Year Ended December 31
                                           --------------------------------------------
HIGH YIELD SERIES                           1997**       1996        1995      1994***
---------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   9.83    $   9.47    $   9.47    $ 10.00
                                           --------    --------    --------    --------
Operations:
  Investment income - net...............        .51        1.04        1.15        .71
  Net realized and unrealized gains
    (losses) on investments.............       (.01)        .13         .30       (.53)
                                           --------    --------    --------    --------
Total from operations...................        .50        1.17        1.45       (.18)
                                           --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --       (1.03)      (1.14)      (.71)
  Excess distributions of net realized
    gains...............................         --        (.05)       (.04)        --
                                           --------    --------    --------    --------
Total distributions to shareholders.....         --       (1.08)      (1.18)      (.71)
                                           --------    --------    --------    --------
Net asset value, end of period..........   $  10.33    $   9.83    $   9.74    $  9.47
                                           --------    --------    --------    --------
Total Return @..........................       5.15%      10.52%      12.73%      (.75%)
Net assets end of period (000s
  omitted)..............................   $ 51,147    $ 42,578    $ 28,129    $13,706
Ratio of expenses to average daily net
  assets................................        .60%*       .63%        .63%       .75%*
Ratio of net investment income to
  average daily net assets..............      10.37%*     10.22%      11.30%     10.44%*
Portfolio turnover rate.................        248%        235%        130%        20%

*      Annualized.
**     For the six-month period ended June 30, 1997.
*** For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                     Year Ended December 31
                                           --------------------------------------------------------------------------
ASSET ALLOCATION SERIES                     1997**        1996         1995         1994         1993         1992
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   16.99    $   15.90    $   13.56    $   14.14    $   13.28    $   12.81
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .26          .61          .65          .56          .52          .62
  Net realized and unrealized gains
    (losses) on investments.............        1.54         1.38         2.35         (.58)         .92          .47
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................        1.80         1.99         3.00         (.02)        1.44         1.09
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.61)        (.64)        (.56)        (.52)        (.62)
  From net realized gains...............          --         (.28)        (.02)          --         (.06)          --
  Excess distributions of net realized
    gains...............................          --         (.01)          --           --           --           --
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....          --         (.90)        (.66)        (.56)        (.58)        (.62)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   18.79    $   16.99    $   15.90    $   13.56    $   14.14    $   13.28
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total Return @..........................       10.56%       12.50%       21.97%       (0.31%)       9.79%        6.95%
Net assets end of period (000s
  omitted)..............................   $ 440,205    $ 397,712    $ 341,511    $ 260,593    $ 204,603    $  89,076
Ratio of expenses to average daily net
  assets................................         .54%*        .54%         .55%         .56%         .56%         .60%
Ratio of net investment income to
  average daily net assets..............        3.01%*       3.66%        4.25%        4.05%        3.72%        4.78%
Portfolio turnover rate.................          59%         115%          98%          73%          74%          54%
Average commission rate paid{::}........   $   .0685    $   .0748    $      --    $      --    $      --    $      --

*      Annualized
** For the six-month period ended June 30, 1997, including reinvestment of all dividend and capital gains distributions.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                Year Ended December 31
                                           --------------------------------
GLOBAL ASSET ALLOCATION SERIES              1997**       1996      1995***
---------------------------------------------------------------------------
Net asset value, beginning of period....   $  12.34    $  11.42    $ 10.00
                                           --------    --------    --------
Operations:
  Investment income - net...............        .16         .36        .35
  Net realized and unrealized gains
    (losses) on investments.............        .89        1.19       1.55
                                           --------    --------    --------
Total from operations...................       1.05        1.55       1.90
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.38)      (.34)
  From net realized gains...............         --        (.25)      (.14)
                                           --------    --------    --------
Total distributions to shareholders.....         --        (.63)      (.48)
                                           --------    --------    --------
Net asset value, end of period..........   $  13.39    $  12.34    $ 11.42
                                           --------    --------    --------
Total Return @..........................       8.51%      12.72%     17.47%
Net assets end of period (000s
  omitted)..............................   $ 45,895    $ 37,307    $20,080
Ratio of expenses to average daily net
  assets................................       1.11%*      1.20%      1.28%*
Ratio of net investment income to
  average daily net assets..............       3.06%*      3.01%      3.26%*
Portfolio turnover rate.................         24%         46%        44%
Average commission rate paid{::}........   $  .0389    $  .0412    $    --

*      Annualized.
**     For the six-month period ended June 30, 1997.
*** For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

                                           Year Ended December
                                                    31
                                           --------------------
VALUE SERIES                                1997**     1996***
---------------------------------------------------------------
Net asset value, beginning of period....   $  11.38    $ 10.27
                                           --------    --------
Operations:
  Investment income - net...............        .09        .14
  Net realized and unrealized gain
    (loss) on investments...............       1.45       1.10
                                           --------    --------
Total from operations...................       1.54       1.24
                                           --------    --------
Distributions to shareholders:
  From investment income - net..........         --       (.13)
                                           --------    --------
Total Distributions to Shareholders.....         --       (.13)
                                           --------    --------
Net asset value, end of period..........   $  12.92    $ 11.38
                                           --------    --------
Total Return @..........................      13.50%     11.49%
Net assets end of period (000s
  omitted)..............................   $ 32,055    $13,951
Ratio of expenses to average daily net
  assets................................       0.78%*     0.87%*
Ratio of net investment income to
  average daily net assets..............       1.55%*     1.72%*
Portfolio turnover rate.................         43%        36%
Average commission rate paid{::}........   $ 0.0606    $0.0556

*      Annualized.
**     For the six-month period ended June 30, 1997.
*** For the period May 1, 1996 (commencement of operations) to December 31,1996. The portfolio's inception was March 28, 1996 when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996 through May 1, 1996, as the portfolio's shares were not registered during the period.
@ These are the portfolio's total returns during the periods, including reinvestment of all dividends and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                       Year Ended December 31
                                           ----------------------------------------------
GROWTH & INCOME SERIES                      1997**        1996         1995      1994***
-----------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   15.16    $   12.83    $  10.07    $ 10.00
                                           ---------    ---------    --------    --------
Operations:
  Investment income - net...............         .22          .34         .33        .21
  Net realized and unrealized gains
    (losses) on investments.............        2.02         2.54        2.76        .07
                                           ---------    ---------    --------    --------
Total from operations...................        2.24         2.88        3.09        .28
                                           ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.34)       (.33)      (.21)
  From net realized gains...............          --         (.21)         --         --
                                           ---------    ---------    --------    --------
Total distributions to shareholders.....          --         (.55)       (.33)      (.21)
                                           ---------    ---------    --------    --------
Net asset value, end of period..........   $   17.40    $   15.16    $  12.83    $ 10.07
                                           ---------    ---------    --------    --------
Total Return @..........................       14.77%       21.51%      29.70%      1.74%
Net assets end of period (000s
  omitted)..............................   $ 195,084    $ 134,932    $ 59,533    $16,276
Ratio of expenses to average daily net
  assets................................         .70%*        .76%        .80%       .86%*
Ratio of net investment income to
  average daily net assets..............        2.73%*       2.38%       2.86%      3.12%*
Portfolio turnover rate.................           6%          20%         17%         2%
Average commission rate paid{::}........   $   .0740    $   .0688    $     --    $    --

*      Annualized.
**     For the six-month period ended June 30, 1997.
*** For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchases and sold.

                                           Year Ended December
                                                    31
                                           --------------------
S&P 500 INDEX SERIES                       1997***      1996**
---------------------------------------------------------------
Net asset value, beginning of period....   $ 11.47     $  10.09
                                           --------    --------
Operations:
  Investment income - net...............       .02          .10
  Net realized and unrealized gain
    (loss) on investments...............      2.27         1.37
                                           --------    --------
Total from operations...................      2.29         1.47
                                           --------    --------
Distributions to shareholders:
  From investment income - net..........        --         (.09)
                                           --------    --------
Total Distributions to Shareholders.....        --         (.09)
                                           --------    --------
Net asset value, end of period..........   $ 13.76     $  11.47
                                           --------    --------
Total Return @..........................     20.01%       14.29%
Net assets end of period (000s
  omitted)..............................   $59,710     $ 21,979
Ratio of expenses to average daily net
  assets................................      0.51%*       0.79%*
Ratio of net investment income to
  average daily net assets..............      1.50%*       1.47%*
Portfolio turnover rate.................         4%           6%
Average commission rate paid{::}........   $0.0475     $ 0.0477

*      Annualized.
** For the period May 1,1996 (commencement of operations) to June 30, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during the period.
***    For the six-month period ended June 30, 1997.
@ These are the Fund's total return during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                           Year Ended December
                                                    31
                                           --------------------
BLUE CHIP STOCK SERIES                      1997**     1996***
---------------------------------------------------------------
Net asset value, beginning of period....   $  11.67    $ 10.07
                                           --------    --------
Operations:
  Investment income - net...............        .01        .07
  Net realized and unrealized gain
    (loss) on investments...............       1.72       1.60
                                           --------    --------
Total from operations...................       1.73       1.67
                                           --------    --------
Distributions to shareholders:
  From investment income - net..........         --       (.07)
                                           --------    --------
Total Distributions to Shareholders.....         --       (.07)
                                           --------    --------
Net asset value, end of period..........   $  13.40    $ 11.67
                                           --------    --------
Total Return @..........................      14.80%     16.24%
Net assets end of period (000s
  omitted)..............................   $ 43,938    $17,606
Ratio of expenses to average daily net
  assets................................       1.00%*     1.13%*
Ratio of net investment income to
  average daily net assets..............       0.88%*     0.82%*
Portfolio turnover rate.................         12%        17%
Average commission rate paid{::}........   $ 0.0336    $0.0329

*      Annualized.
**     For the six-month period ended June 30, 1997.
*** For the period May 1, 1996 (commencement of operations) to June 30, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during the period.
@ These are the Fund's total return during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

                                                                     Year Ended December 31
                                           --------------------------------------------------------------------------
GLOBAL GROWTH SERIES                         1997**         1996         1995         1994         1993      1992***
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $     19.00    $   15.97    $   12.31    $   12.77    $  10.86    $  9.82
                                           -----------    ---------    ---------    ---------    --------    --------
Operations:
  Investment income - net...............           .04          .03          .09          .10         .06        .05
  Net realized and unrealized gains
    (losses) on investments.............          1.22         3.03         3.66         (.46)       1.91       1.04
                                           -----------    ---------    ---------    ---------    --------    --------
Total from operations...................          1.26         3.06         3.75         (.36)       1.97       1.09
                                           -----------    ---------    ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........            --         (.03)        (.09)        (.10)       (.06)      (.05)
                                           -----------    ---------    ---------    ---------    --------    --------
Net asset value, end of period..........   $     20.26    $   19.00    $   15.97    $   12.31    $  12.77    $ 10.86
                                           -----------    ---------    ---------    ---------    --------    --------
Total Return @..........................          6.66%       19.10%       30.49%        2.98%      17.92%     10.88%
Net assets end of period (000s
  omitted)..............................   $   357,817    $ 319,831    $ 207,913    $ 144,647    $ 75,882    $11,091
Ratio of expenses to average daily net
  assets................................           .78%*        .79%         .80%         .81%       1.02%      1.22%*
Ratio of net investment income to
  average daily net assets..............           .47%*        .15%         .64%         .82%        .53%       .73%*
Portfolio turnover rate.................            19%          14%          29%          20%         19%        21%
Average commission rate paid{::}........   $     .0190    $   .0295    $      --    $      --    $     --    $    --

*      Annualized.
**     For the six-month period ended June 30, 1997.
*** For the Period May 1, 1992 (commencement of operations) to December 31, 1992. The portfolio's inception was April 13, 1992, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1992. Information is not presented for the period from April 13, 1992, through May 1, 1992, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                                     Year Ended December 31
                                           --------------------------------------------------------------------------
GROWTH STOCK SERIES                         1997**        1996         1995         1994         1993         1992
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   32.59    $   28.09    $   22.11    $   22.92    $   21.15    $   20.68
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .05          .12          .13          .18          .09          .18
  Net realized and unrealized gains
    (losses) on investments.............        2.25         4.50         5.98         (.81)        1.77          .47
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................        2.30         4.62         6.11         (.63)        1.86          .65
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.12)        (.13)        (.18)        (.09)        (.18)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   34.89    $   32.59    $   28.09    $   22.11    $   22.92    $   21.15
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total Return @..........................        7.06%       16.41%       27.66%       (2.82%)       8.78%        2.94%
Net assets end of period (000s
  omitted)..............................   $ 694,958    $ 661,217    $ 530,945    $ 377,483    $ 304,293    $ 188,172
Ratio of expenses to average daily net
  assets................................         .67%*        .67%         .67%         .68%         .69%         .76%
Ratio of net investment income to
  average daily net assets..............         .29%*        .39%         .51%         .81%         .46%         .92%
Portfolio turnover rate.................          10%          30%          20%          19%          26%          24%
Average commission rate paid{::}........   $   .0654    $   .0728    $      --    $      --    $      --    $      --

*      Annualized
**     For the six-month period ended June 30, 1997.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

                                                Year Ended December 31
                                           --------------------------------
INTERNATIONAL STOCK SERIES                  1997**       1996      1995***
---------------------------------------------------------------------------
Net asset value, beginning of period....   $  12.44    $  11.27    $ 10.00
                                           --------    --------    --------
Operations:
  Investment income - net...............        .16         .20        .14
  Net realized and unrealized gains
    (losses) on investments.............       1.57        1.48       1.38
                                           --------    --------    --------
Total from operations...................       1.68        1.68       1.52
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.21)      (.09)
  From net realized gains...............         --        (.30)      (.16)
                                           --------    --------    --------
Total distributions to shareholders.....         --        (.51)      (.25)
                                           --------    --------    --------
Net asset value, end of period..........   $  14.01    $  12.44    $ 11.27
                                           --------    --------    --------
Total Return @..........................      12.62%      14.02%     14.35%
Net assets end of period (000s
  omitted)..............................   $ 69,693    $ 52,331    $21,327
Ratio of expenses to average daily net
  assets................................       1.02%*      1.15%      1.14%*
Ratio of net investment income to
  average daily net assets..............       2.45%*      1.71%      1.41%*
Portfolio turnover rate.................         22%         27%        39%
Average commission rate paid{::}........   $  .0344    $  .0363    $    --

*      Annualized.
**     For the six-month period ended June 30, 1997.
*** For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                      Year Ended December 31
                                           ---------------------------------------------
AGGRESSIVE GROWTH SERIES                    1997**        1996        1995      1994***
----------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   13.62    $  12.68    $   9.80    $ 10.03
                                           ---------    --------    --------    --------
Operations:
  Investment income - net...............         .02         .03         .07        .08
  Net realized and unrealized gains
    (losses) on investments.............        (.77)        .94        2.88       (.23)
                                           ---------    --------    --------    --------
Total from operations...................        (.75)        .97        2.95       (.15)
                                           ---------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --        (.03)       (.07)      (.08)
                                           ---------    --------    --------    --------
Net asset value, end of period..........   $   12.87    $  13.62    $  12.68    $  9.80
                                           ---------    --------    --------    --------
Total Return @..........................       (5.53%)      7.64%      29.89%     (1.89%)
Net assets end of period (000s
  omitted)..............................   $ 108,706    $ 96,931    $ 46,943    $13,526
Ratio of expenses to average daily net
  assets................................         .78%*       .78%        .81%       .88%*
Ratio of net investment income to
  average daily net assets..............         .37%*       .22%        .58%      1.24%*
Portfolio turnover rate.................          15%         22%         21%         5%
Average commission rate paid{::}........   $   .0646    $  .0692    $     --    $    --

*      Annualized.
**     For the six-month period ended June 30, 1997.
*** For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolio's total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        INTERIM PRESIDENT, HAVERFORD COLLEGE.
                                           PRIOR TO JULY 1996, PRESIDENT
                                           MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.